AMENDMENT NO. 1 TO CREDIT AGREEMENT This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of June 26, 2025, is entered into among DISCOVERY COMMUNICATIONS, LLC (the “Company”), CERTAIN WHOLLY-OWNED SUBSIDIARIES OF THE COMPANY PARTY HERETO AS DESIGNATED BORROWERS (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), WARNER BROS. DISCOVERY, INC. (formerly known as Discovery, Inc.), as the Facility Guarantor (“Discovery”), SCRIPPS NETWORKS INTERACTIVE, INC., as a Guarantor (“Scripps”), WARNERMEDIA HOLDINGS, INC., as a Guarantor (“WarnerMedia”), the Joining Guarantors (as defined below) party hereto (the Joining Guarantors, together with the Borrowers, Discovery, Scripps and WarnerMedia, collectively the “Loan Parties” and each a “Loan Party”), the Lenders party hereto, and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) under that certain Credit Agreement (as defined below). RECITALS: A. The Borrowers, Discovery, Scripps, WarnerMedia, the Administrative Agent and certain financial institutions party thereto from time to time (the “Lenders”) have entered into that certain Credit Agreement dated as of October 4, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and as amended after giving effect to this Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a senior revolving credit facility. B. The Borrowers have informed the Administrative Agent and the Lenders that WarnerMedia and certain Subsidiaries of WarnerMedia have entered, or will enter, into that certain Bridge Loan Credit Agreement (the “Bridge Credit Agreement”), dated as of the date hereof (the “Signing Date”), pursuant to which the lenders party thereto shall provide to WarnerMedia and certain of its Subsidiaries a bridge facility to be funded on June 30, 2025 (the “Funding Date”). C. The Administrative Agent, the Required Lenders and the Loan Parties have agreed to amend the Credit Agreement on the terms and conditions set forth herein. In consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows: 1. Defined Terms. Capitalized terms which are defined in the Credit Agreement and not otherwise defined herein have the meanings given in the Credit Agreement. 2. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, as of the Amendment Effective Date (as defined below), the parties hereto hereby agree that: (a) the Credit Agreement (exclusive of the Schedules and Exhibits thereto) is hereby amended by making the changes attached hereto as Annex A (with stricken text being deemed deleted and bold/double-underlined text being deemed added); and (b) Schedule 2.01, Schedule 7.01 and Schedule 7.02, to the Credit Agreement are hereby deleted in their entirety and replaced with Schedule 2.01, Schedule 7.01 and Schedule 7.02 attached hereto as Annex B.

2 (c) Schedule 6.17, Schedule 6.18 and Schedule 7.07 are hereby added in their entirety to the Amended Credit Agreement, attached hereto as Annex C. (d) Exhibit J (Form of Security Agreement) is hereby added in its entirety to the Amended Credit Agreement, attached hereto as Annex D. 3. Conditions to Effectiveness of Amendment. This Amendment, and the amendments to the Credit Agreement provided in Section 2 hereof, shall become effective on the later of (a) the Funding Date and (b) the first Business Day on which the following conditions precedent are satisfied or waived (such later date, the “Amendment Effective Date”): (i) the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, each of the following: (A) a fully executed copy of this Amendment, duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders; (B) a fully executed copy of that certain Security Agreement dated as of the Funding Date, duly executed by each Loan Party party thereto (each a “Domestic Loan Party” and together the “Domestic Loan Parties”) in favor of JPMorgan Chase Bank, N.A., as collateral agent, for the benefit of the Administrative Agent and each Lender; (C) proper financing statements for filing under the Uniform Commercial Code or other appropriate filing offices of each jurisdiction as may be necessary to perfect the security interests purported to be created by the foregoing Security Agreement; (D) at least three (3) Business Days prior to the Amendment Effective Date (i) all documentation and other information regarding the Loan Parties required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Act, and (ii) if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a certification regarding beneficial ownership in relation to such Borrower, in each case of clauses (i) and (ii), to the extent reasonably requested at least ten (10) Business Days prior to the Amendment Effective Date; (E) customary opinions of counsel to each Domestic Loan Party, addressed to the Administrative Agent and each Lender, as to matters concerning such Domestic Loan Party and the Loan Documents, in a form reasonably satisfactory to the Administrative Agent; and (F) customary secretary’s certificates of the Domestic Loan Parties with respect to incumbency, organizational documents, customary evidence of authority and customary good standing certificates in the jurisdiction of organization of the Domestic Loan Parties from public officials in connection with this Amendment and the other Loan Documents to which such Domestic Loan Party is a party. (ii) the Domestic Loan Parties shall have entered into that certain Bridge Credit Agreement, on terms consistent with those contained in the Amended Credit Agreement; (iii) all existing Indebtedness of the Company under that certain Credit Agreement, dated as of January 28, 2025, by and among the Facility Guarantor, the Company, certain subsidiaries of the Facility Guarantor, Mizuho Bank, Ltd., New York Branch, as administrative

3 agent, and the other parties thereto (as amended, supplemented or otherwise modified from time to time, the “Term Loan Agreement”) shall have been, or substantially concurrently with the Funding Date shall be, repaid in full, and the Administrative Agent shall have received a duly executed pay- off letter in connection therewith; and (iv) the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two Business Days prior to the Amendment Effective Date. Without limiting the generality of the provisions in Article IX of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto. 4. Joinder of Guarantors. By its execution of this Amendment, each of the Loan Parties party hereto as a Joining Guarantor as set forth on its signature page hereto (each a “Joining Guarantor” and collectively, the “Joining Guarantors”), effective from and after the Amendment Effective Date, hereby becomes a party to the Credit Agreement as a Guarantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which each Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Lender Parties of the payment and performance in full of the Obligations whether now existing or hereafter arising, all with the same force and effect as if such Joining Guarantor were a signatory to the Credit Agreement. 5. Expenses. The Company shall pay all reasonable, documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with Section 11.04 of the Amended Credit Agreement. 6. Continuing Effect of the Credit Agreement. This Amendment is limited solely to the matters expressly set forth herein. Subject to the express terms of this Amendment, the Credit Agreement (including the Guaranty) remains in full force and effect, and each Loan Party and the Lenders party hereto acknowledge and agree that all of their obligations hereunder and under the Credit Agreement shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of or consent to any departure from any term or provision of the Credit Agreement or to any further or future action on the part of any Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect hereto. 7. Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to enter into this Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders as follows: (a) The representations and warranties of such Loan Party contained in Article V of the Credit Agreement (other than Sections 5.05(c) and 5.06 thereof) and in each other Loan Document to

4 which such Loan Party is a party, or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement; (b) This Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (c) As of the date hereof, no Default or Event of Default has occurred and is continuing. 8. Governing Law; Jurisdiction, Etc. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement. 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, each Guarantor, the Administrative Agent and each Lender, and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement. 10. Miscellaneous. The provisions of Sections 11.04 (Expenses; Indemnity; Damage Waiver) (except clause (c) thereof); 11.07 (Treatment of Certain Information; Confidentiality); 11.10 (Integration; Effectiveness); 11.11 (Survival of Representations and Warranties); 11.16 (No Advisory or Fiduciary Responsibility) and 11.17 (Electronic Execution; Electronic Records; Counterparts) of the Credit Agreement shall apply with like effect to this Amendment. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. DISCOVERY COMMUNICATIONS, LLC, as the Company and a Borrower By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Executive Vice President and Treasurer DISCOVERY COMMUNICATIONS EUROPE LIMITED, as a Designated Borrower By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Authorised Attorney DISCOVERY CORPORATE SERVICES LIMITED, as a Designated Borrower By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Authorised Attorney DISCOVERY COMMUNICATIONS BENELUX B.V., as a Designated Borrower By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Attorney under a power of attorney WARNER BROS. DISCOVERY, INC., as the Facility Guarantor By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Executive Vice President and Treasurer SCRIPPS NETWORKS INTERACTIVE, INC., as a Subsidiary Guarantor By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Executive Vice President and Treasurer

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] WARNERMEDIA HOLDINGS, INC., as a Subsidiary Guarantor By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Executive Vice President and Treasurer WARNER MEDIA, LLC, as a Joining Guarantor By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Executive Vice President and Treasurer HISTORIC TW INC., as a Joining Guarantor By: /s/ Gunnar Wiedenfels Name: Gunnar Wiedenfels Title: Chief Financial Officer WARNER COMMUNICATIONS LLC, as a Joining Guarantor By: /s/ Gunnar Wiedenfels Name: Gunnar Wiedenfels Title: Chief Financial Officer TURNER BROADCASTING SYSTEM, INC., as a Joining Guarantor By: /s/ Gunnar Wiedenfels Name: Gunnar Wiedenfels Title: Chief Financial Officer HOME BOX OFFICE, INC., as a Joining Guarantor By: /s/ Gunnar Wiedenfels Name: Gunnar Wiedenfels Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] TURNER NETWORK TELEVISION, INC., as a Joining Guarantor By: /s/ Gunnar Wiedenfels Name: Gunnar Wiedenfels Title: Chief Financial Officer WARNERMEDIA DIRECT, LLC, as a Joining Guarantor By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Executive Vice President and Treasurer HISTORIC AOL LLC, as a Joining Guarantor By: /s/ Fraser Martin Woodford Name: Fraser Martin Woodford Title: Executive Vice President and Treasurer

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Angela Larkin Name: Angela Larkin Title: Vice President

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] BANK OF AMERICA, N.A., as a Lender By: /s/ Erron Powers Name: Erron Powers Title: Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] BARCLAYS BANK PLC, as a Lender By: /s/ Adam E. Schroeder Name: Adam E. Schroeder Title: Vice President

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] BNP PARIBAS, as a Lender By: /s/ Nicole Rodriguez Name: Nicole Rodriguez Title: Director By: /s/ Nicolas Doche Name: Nicolas Doche Title: Vice President

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] CITIBANK, N.A., as a Lender By: /s/ Elizabeth Minnella Gonzalez Name: Elizabeth Minnella Gonzalez Title: Vice President and Managing Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] SOCIETE GENERALE, as a Lender By: /s/ Shelley Yu Name: Shelley Yu Title: Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender By: /s/ Marko Lukin Name: Marko Lukin Title: Vice President By: /s/ Ming K. Chu Name: Ming K. Chu Title: Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender By: /s/ Robert Grillo Name: Robert Grillo Title: Executive Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] GOLDMAN SACHS BANK USA, as a Lender By: /s/ Dan Martis Name: Dan Martis Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] ING BANK N.V., DUBLIN BRANCH, as a Lender By: /s/ Rory Fitzgerald Name: Rory Fitzgerald Title: Director By: /s/ Rosemary Healy Name: Rosemary Healy Title: Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Gerardo B. Loera Name: Gerardo B. Loera Title: Managing Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] MIZUHO BANK, LTD., as a Lender By: /s/ Tracy Rahn Name: Tracy Rahn Title: Managing Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] MUFG BANK, LTD., as a Lender By: /s/ Matthew Eastman Name: Matthew Eastman Title: Vice President

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Khoa Duong Name: Khoa Duong Title: Senior Vice President

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] ROYAL BANK OF CANADA, as a Lender By: /s/ Vincent Tingos Name: Vincent Tingos Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender By: /s/ D. Andrew Maletta Name: D. Andrew Maletta Title: Executive Director By: /s/ Ryan Peters Name: Ryan Peters Title: Executive Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ Nabeel Shah Name: Nabeel Shah Title: Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] THE BANK OF NOVA SCOTIA, as a Lender By: /s/ Joseph Ward Name: Joseph Ward Title: Managing Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender By: /s/ Justin Robinson Name: Justin Robinson Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] TRUIST BANK, as a Lender By: /s/ Jim C. Wright Name: Jim C. Wright Title: Director

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Joseph Howard Name: Joseph Howard Title: Vice President

[Signature Page to Amendment No. 1 to Discovery Communications, LLC Credit Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Tracy L. Moosbrugger Name: Tracy L. Moosbrugger Title: Managing Director

Annex A [Amended Credit Agreement Attached]

EXECUTION VERSION ANNEX A Published Deal CUSIP: 25470UAM3 Published Revolver CUSIP: 25470UAN1 CREDIT AGREEMENT (as amended by Amendment No. 1 to Credit Agreement dated as of June 26, 2025) Dated as of October 4, 2024 Among DISCOVERY COMMUNICATIONS, LLC, and CERTAIN SUBSIDIARIES as Borrowers, WARNER BROS. DISCOVERY, INC., as the Facility Guarantor, and CERTAIN SUBSIDIARIES, as Guarantors, the Lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, JPMORGAN CHASE BANK, N.A., as Collateral Agent, JPMORGAN CHASE BANK, N.A., and GOLDMAN SACHS BANK USA, as Co-Syndication Agents, BARCLAYS BANK PLC, BNP PARIBAS, CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC., MIZUHO BANK, LTD., ROYAL BANK OF CANADA, WELLS FARGO BANK, NATIONAL ASSOCIATION MUFG BANK, LTD., THE BANK OF NOVA SCOTIA, TRUIST BANK, SOCIETE GENERALE, BANCO SANTANDER, S.A., NEW YORK BRANCH, THE TORONTO-DOMINION BANK, NEW YORK BRANCH, SUMITOMO MITSUI BANKING CORPORATION and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, and BOFA SECURITIES, INC., JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD., CITIBANK, N.A., GOLDMAN SACHS BANK USA, BARCLAYS BANK PLC, WELLS FARGO SECURITIES, LLC, RBC CAPITAL MARKETS1, DEUTSCHE BANK SECURITIES INC., and BNP PARIBAS SECURITIES CORP., as Joint Lead Arrangers and Joint Bookrunners 1 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

TABLE OF CONTENTS Page i ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1 1.01 Defined Terms ............................................................................................................................... 1 1.02 Other Interpretive Provisions ................................................................................................ 3651 1.03 Accounting Terms ..................................................................................................................... 538 1.04 Rounding .................................................................................................................................. 3954 1.05 Exchange Rates; Currency Equivalents ................................................................................. 540 1.06 Additional Alternative Currencies ........................................................................................ 4055 1.07 Change of Currency ................................................................................................................ 4156 1.08 Times of Day ............................................................................................................................ 4156 1.09 Letter of Credit Amounts ....................................................................................................... 4156 1.10 Interest Rates ........................................................................................................................... 4256 ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS 4257 2.01 Committed Loans .................................................................................................................... 4257 2.02 Borrowings, Conversions and Continuations of Committed Loans ................................... 4257 2.03 Letters of Credit ...................................................................................................................... 4459 2.04 Swing Line Loans .................................................................................................................... 5367 2.05 Prepayments ............................................................................................................................ 5570 2.06 Termination or Reduction of Commitments ........................................................................ 5671 2.07 Repayment of Loans ................................................................................................................. 571 2.08 Interest ....................................................................................................................................... 572 2.09 Fees ........................................................................................................................................... 5872 2.10 Computation of Interest and Fees ......................................................................................... 5873 2.11 Evidence of Debt ..................................................................................................................... 5873 2.12 Payments Generally; Administrative Agent’s Clawback .................................................... 5973 2.13 Sharing of Payments by Lenders ............................................................................................. 761 2.14 Designated Borrowers .............................................................................................................. 761 2.15 Increase in Commitments ....................................................................................................... 6378 2.16 Cash Collateral ........................................................................................................................ 6480 2.17 Defaulting Lenders.................................................................................................................. 6581 2.18 Extension of Maturity Date ...................................................................................................... 683 ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY 6984 3.01 Taxes ........................................................................................................................................ 6984

TABLE OF CONTENTS (continued) Page ii 3.02 Illegality ..................................................................................................................................... 795 3.03 Inability to Determine Rates .................................................................................................. 8095 3.04 Increased Costs ....................................................................................................................... 8399 3.05 Compensation for Losses ...................................................................................................... 85100 3.06 Mitigation Obligations; Replacement of Lenders .............................................................. 85101 3.07 Survival .................................................................................................................................. 86101 ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 86101 4.01 Conditions to Effective Date ................................................................................................ 86101 4.02 Conditions to all Credit Extensions ..................................................................................... 88103 ARTICLE V. REPRESENTATIONS AND WARRANTIES 89104 5.01 Existence, Qualification and Power ..................................................................................... 89104 5.02 Authorization; No Contravention ....................................................................................... 89104 5.03 Governmental Authorization; Other Consents .................................................................. 89104 5.04 Binding Effect ........................................................................................................................ 89105 5.05 Financial Statements; No Material Adverse Effect ........................................................... 89105 5.06 Litigation .................................................................................................................................. 9105 5.07 No Default ................................................................................................................................ 9105 5.08 Ownership of Property; Liens ............................................................................................... 9106 5.09 Environmental Compliance ................................................................................................... 9106 5.10 Taxes ........................................................................................................................................ 9106 5.11 ERISA Compliance ................................................................................................................. 9106 5.12 Subsidiaries; Joint Ventures .................................................................................................. 9107 5.13 Margin Regulations; Investment Company Act ................................................................ 92107 5.14 Disclosure ............................................................................................................................... 92107 5.15 Compliance with Laws ......................................................................................................... 92108 5.16 Sanctions Restrictions ........................................................................................................... 92108 5.17 Representations as to Foreign Obligors .............................................................................. 92108 5.18 Anti-Corruption Laws ............................................................................................................ 1093 5.19 Affected Financial Institutions ............................................................................................... 1093 5.20 Covered Entities ...................................................................................................................... 1093 5.21 Use of Proceeds ........................................................................................................................ 1093 ARTICLE VI. AFFIRMATIVE COVENANTS 1093

TABLE OF CONTENTS (continued) Page iii 6.01 Financial Statements ............................................................................................................... 1094 6.02 Certificates; Other Information .......................................................................................... 95111 6.03 Notices .................................................................................................................................... 96112 6.04 Payment of Obligations ........................................................................................................ 97113 6.05 Preservation of Existence, Etc ............................................................................................. 97113 6.06 Maintenance of Properties ................................................................................................... 97113 6.07 Maintenance of Insurance .................................................................................................... 98113 6.08 Compliance with Laws ......................................................................................................... 98114 6.09 Books and Records ................................................................................................................ 98114 6.10 Inspection Rights ................................................................................................................... 98114 6.11 Use of Proceeds ...................................................................................................................... 98114 6.12 Approvals and Authorizations ............................................................................................. 98114 6.13 Sanctions ................................................................................................................................ 99115 6.14 Anti-Corruption Laws .......................................................................................................... 99115 6.15 Additional Guarantors ......................................................................................................... 99115 ARTICLE VII. NEGATIVE COVENANTS 99117 7.01 Liens ....................................................................................................................................... 99117 7.02 Indebtedness .......................................................................................................................... 10219 7.03 Fundamental Changes; Asset Dispositions ......................................................................... 10321 7.04 Transactions with Affiliates ................................................................................................. 10422 7.05 Use of Proceeds ...................................................................................................................... 10523 7.06 Financial Covenants.............................................................................................................. 10523 7.07 Restricted Payments. ................................................................................................................ 123 7.08 Burdensome Agreements .......................................................................................................... 124 7.079 Sanctions Restrictions ........................................................................................................... 10526 7.108 Anti-Corruption Laws .......................................................................................................... 10527 ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 10527 8.01 Events of Default ................................................................................................................... 10627 8.02 Remedies Upon Event of Default ......................................................................................... 10829 8.03 Application of Funds .............................................................................................................. 1308 ARTICLE IX. ADMINISTRATIVE AGENT 10931 9.01 Appointment and Authority ................................................................................................. 10931

TABLE OF CONTENTS (continued) Page iv 9.02 Rights as a Lender ................................................................................................................ 10931 9.03 Exculpatory Provisions ......................................................................................................... 10932 9.04 Reliance by Administrative Agent ....................................................................................... 11032 9.05 Delegation of Duties .............................................................................................................. 11033 9.06 Resignation of Administrative Agent .................................................................................. 11133 9.07 Non-Reliance on the Administrative Agent, the Agents, the Arrangers and the Other Lenders .................................................................................................................................. 11234 9.08 No Other Duties, Etc ............................................................................................................... 1135 9.09 Administrative Agent May File Proofs of Claim .................................................................. 1135 9.10 Collateral and Guaranty Matters; Intercreditor Matters ................................................... 1136 9.11 Certain ERISA Matters ........................................................................................................ 11538 9.12 Recovery of Erroneous Payments ........................................................................................ 11639 ARTICLE X. CONTINUING GUARANTY 11640 10.01 Guaranty ................................................................................................................................ 11640 10.02 Rights of Lenders .................................................................................................................... 1417 10.03 Certain Waivers ...................................................................................................................... 1417 10.04 Obligations Independent; Limitation on Guarantees .......................................................... 1417 10.05 Subrogation ........................................................................................................................... 11842 10.06 Termination; Reinstatement ................................................................................................ 11842 10.07 Subordination ........................................................................................................................ 11842 10.08 Stay of Acceleration .............................................................................................................. 11942 10.09 Condition of Borrowers ........................................................................................................ 11942 ARTICLE XI. MISCELLANEOUS 11943 11.01 Amendments, Etc .................................................................................................................. 11943 11.02 Notices; Effectiveness; Electronic Communication ........................................................... 12044 11.03 No Waiver; Cumulative Remedies; Enforcement .............................................................. 12246 11.04 Expenses; Indemnity; Damage Waiver ............................................................................... 12347 11.05 Payments Set Aside ............................................................................................................... 12549 11.06 Successors and Assigns ......................................................................................................... 12549 11.07 Treatment of Certain Information; Confidentiality .......................................................... 13054 11.08 Right of Setoff ........................................................................................................................ 13155 11.09 Interest Rate Limitation ....................................................................................................... 13255 11.10 Integration; Effectiveness ..................................................................................................... 13256

TABLE OF CONTENTS (continued) Page v 11.11 Survival of Representations and Warranties ..................................................................... 13256 11.12 Severability ............................................................................................................................ 13256 11.13 Replacement of Lenders ....................................................................................................... 13356 11.14 Governing Law; Jurisdiction; Etc ....................................................................................... 13357 11.15 Waiver of Jury Trial ............................................................................................................... 1359 11.16 No Advisory or Fiduciary Responsibility.............................................................................. 1359 11.17 Electronic Execution; Electronic Records; Counterparts ................................................. 13659 11.18 USA PATRIOT Act .............................................................................................................. 13760 11.19 Judgment Currency .............................................................................................................. 13761 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ................ 13761 11.21 ENTIRE AGREEMENT ...................................................................................................... 13861 11.22 Acknowledgement Regarding Any Supported QFCs ........................................................ 13862

vi SCHEDULES SCHEDULES 1.01 Existing Letters of Credit 2.01 Commitments and Applicable Percentages 2.01A Effective Date Borrowers 5.11 Pension Plans 5.12 Joint Ventures 6.17 Initial Intellectual Property 6.18 Post Closing Obligations 7.01 Existing Liens 7.02 Existing Indebtedness 7.07 Existing Investments 11.02 Administrative Agent’s Office; Certain Addresses for Notices EXHIBITS Form of A Committed Loan Notice B Swing Line Loan Notice C Note D Compliance Certificate E-1 Assignment and Assumption E-2 Administrative Questionnaire F Designated Borrower Request and Assumption Agreement G Designated Borrower Notice H U.S. Tax Compliance Certificates I Solvency Certificate J Security Agreement

1 CREDIT AGREEMENT This CREDIT AGREEMENT (“Agreement”) is entered into as of October 4, 2024, among DISCOVERY COMMUNICATIONS, LLC, a Delaware limited liability company (as further defined in Section 1.01, the “Company”), certain wholly-owned Subsidiaries of the Facility Guarantor party hereto pursuant to Section 2.14 (as further defined in Section 1.01, each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), WARNER BROS. DISCOVERY, INC. (formerly known as Discovery, Inc.), a Delaware corporation (as further defined in Section 1.01, the “Facility Guarantor”), certain wholly-owned Subsidiaries of the Facility Guarantor party hereto pursuant to Section 10.01, each lender from time to time party hereto (as further defined in Section 1.01, collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer and JPMORGAN CHASE BANK, N.A., as Collateral Agent. The Company has requested that the Lenders agree to provide a senior revolving credit facility, with a letter of credit subfacility and a swing loan subfacility, and the Lenders are willing to do so on the terms and subject to the conditions set forth herein, including, without limitation, the Guaranty of the Guarantors. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Act” has the meaning specified in Section 11.18. “Additional Commitment Lender” has the meaning specified in Section 2.18(d). “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Company and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

2 “Agent Parties” has the meaning specified in Section 11.02(c). “Agents” means, collectively, the Administrative Agent and the Collateral Agent. “Aggregate Commitments” means the Commitments of all the Lenders. As of the First Amendment Effective Date, the Aggregate Commitments are $64,000,000,000. “Agreed Currency” means Dollars or any Alternative Currency, as applicable. “Agreement” means this Credit Agreement. “Agreement Currency” has the meaning specified in Section 11.19. “Alternative Currency” means each of (i) Euro, Sterling and Yen and (ii) each other currency (other than Dollars) that is approved in accordance with Section 1.06. “Alternative Currency Daily Rate” means, for any day, with respect to any Credit Extension: (a) denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof; and (b) denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a daily rate), the daily rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06(c); provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice. “Alternative Currency Daily Rate Loan” means a Committed Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or an L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable. “Alternative Currency Scheduled Unavailability Date” has the meaning specified in Section 3.03(c). “Alternative Currency Term Rate” means, for any Interest Period, with respect to any Credit Extension: (a) denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially

3 available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; (b) denominated in Japanese Yen, the rate per annum equal to the Tokyo Interbank Offer Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period; (c) denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a term rate), the term rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06(a) plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06(a); provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Alternative Currency Term Rate Loan” means a Committed Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency. “Applicable Authority” means (a) with respect to SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator with respect to its publication of SOFR, in each case acting in such capacity and (b) with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of the applicable Relevant Rate, in each case acting in such capacity. “Applicable Foreign Obligor Documents” has the meaning specified in Section 5.17. “Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time, subject to adjustment as provided in Section 2.17. If the commitment of each Lender to make Committed Loans, the obligation of the L/C Issuers to make L/C Credit Extensions and the obligation of the Swing Line Lender to make Swing Line Loans have been terminated pursuant to Section 8.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below: Applicable Rate Pricing Level Debt Ratings S&P/Moody’s Facility Fee Applicable Margin for Term SOFR Loans; Alternative Currency Term Applicable Margin for Base Rate Loans and Swing Line Loans

4 Rate Loans; Letter of Credit Fee and Swing Line Loans denominated in Euros; Alternative Currency Daily Rate Loans denominated in Dollars 1 A-/A3 or better 0.080% 0.795% 0.000% 2 BBB+/Baa1 0.100% 0.900% 0.000% 3 BBB/Baa2 0.125% 1.125% 0.125% 4 BBB-/Baa3 0.150% 1.225% 0.225% 5 BB+/Ba1 or worse 0.225% 1.400% 0.400% “Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody’s (collectively, the “Debt Ratings”) of the non-credit-enhanced, senior unsecured long-term debt of, at the election of the Company, the Company or the Facility Guarantor; provided that (a) if the respective Debt Ratings issued by the foregoing rating agencies differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 5 being the lowest); (b) if there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply; (c) if there is only one Debt Rating, the Pricing Level that is one level lower than that of such Debt Rating shall apply; and (d) if there is no Debt Rating, Pricing Level 5 shall apply; provided, further that in the case of a difference of Debt Ratings between the Company and the Facility Guarantor, the higher of such Debt Ratings shall apply. Initially, the Applicable Rate shall be determined based upon the Debt Rating specified Pricing Level 4. Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. “Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or an L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Applicant Borrower” has the meaning specified in Section 2.14. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means each of BofA Securities, Inc., JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Citibank, N.A., Goldman Sachs Bank USA, Barclays Bank PLC, Wells Fargo Securities, LLC, RBC Capital Markets, Deutsche Bank Securities Inc. and BNP Paribas Securities Corp., in its capacity as a joint lead arranger and joint bookrunner. “Asset Sale” means: (1) any Disposition of property or assets of Facility Guarantor or any Subsidiary (in each case other than Equity Interests of Facility Guarantor), or

5 (2) the issuance or sale of Equity Interests of any Subsidiary (other than directors’ qualifying shares and shares issued to foreign nationals as required under applicable law) (whether in a single transaction or a series of related transactions); in each case, other than: (a) a Disposition of cash, Cash Equivalents or Investment Grade Securities, including any marketable securities portfolio owned by Facility Guarantor and its Subsidiaries on the Funding Date; (b) Dispositions of obsolete, worn-out, uneconomic, damaged, non-core or surplus property, equipment or other assets that are no longer economically practical or commercially desirable to maintain or used or useful in the business of Facility Guarantor and its Subsidiaries (including by ceasing to enforce, allowing the lapse, abandonment or invalidation of or discontinuing the use or maintenance of or putting into the public domain any intellectual property that is (i) in the reasonable judgment of the Borrowers, no longer used or useful, or economically practicable to maintain, or in respect of which the Company determines in its reasonable judgment that such action or inaction is desirable or (ii) expiring at the end of its statutory term); (c) Dispositions of inventory and interests in Works and other intellectual property associated therewith in the ordinary course of business (including pursuant to licensing arrangements); (d) (i) non-exclusive licenses, sublicenses or cross-licenses of intellectual property, software or other general intangibles, (ii) exclusive licenses, sublicenses or cross-licenses of intellectual property, software or other general intangibles in the ordinary course of business, or (iii) conveyances, sales, transfers, licenses, sublicenses, cross-licenses or other Dispositions of intellectual property, software or other general intangibles in the ordinary course of business or that are not material to the business of the Facility Guarantor and its Subsidiaries, taken as a whole. (e) the sale, conveyance, lease or other disposition consummated in compliance with the provisions of Section 7.03(a) (other than Section 7.03(a)(v)); (f) any Restricted Payment that is permitted to be made, and is made, pursuant to Section 7.07 or any Permitted Investment; (g) any Disposition of Equity Interests, properties or assets in any transaction or series of related transactions not involving consideration in excess of $50,000,000; (h) a Disposition by (x) Facility Guarantor or any Subsidiary to Facility Guarantor or any Subsidiary in the ordinary course of business, (y) Facility Guarantor or any Subsidiary to any Loan Party or (z) Facility Guarantor or any Subsidiary to Facility Guarantor or any Subsidiary pursuant to any Permitted Spin-Off Reorganization Activities; (i) a Disposition constituting the granting of a Lien not prohibited by Section 7.01; (j) any disposition of Securitization Assets or participations therein in connection with a Permitted Securitization Financing; (k) Dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy or similar proceedings and exclusive of factoring or similar arrangements;

6 (l) Involuntary Dispositions; (m) sales, transfers or other dispositions of Investments in joint ventures or similar entities to the extent required by, or made pursuant to customary buy/sell arrangements or rights of first refusal between, the parties set forth in joint venture arrangements and similar binding arrangements; (n) (i) Dispositions of property to the extent that such property is exchanged for credit against the purchase price of similar replacement property that is promptly purchased, (ii) Dispositions of property to the extent that the proceeds of such disposition are promptly applied to the purchase price of such replacement property (which replacement property is actually promptly purchased) and (iii) to the extent allowable under Section 1031 of the Code or comparable law or regulation, any exchange of like property (excluding any boot thereon); (o) an issuance of Equity Interests by a Joint Venture as part of or pursuant to an equity incentive or compensation plan approved by the board of directors of Facility Guarantor; (p) transfers of property or assets subject to Involuntary Dispositions upon receipt of Cash Equivalents of such Involuntary Disposition; (q) any surrender or waiver of contractual rights or the settlement, release, surrender or waiver of contractual, tort, litigation or other claims of any kind; and (r) the unwinding of any Swap Contract. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E-1 or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease. “Audited Financial Statements” means the audited consolidated balance sheet of the Facility Guarantor and its Subsidiaries for the fiscal year ended December 31, 2023, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Facility Guarantor and its Subsidiaries, including the notes thereto. “Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b)(iii). “Availability Period” means the period from and including the Effective Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

7 “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Levy” means any amount payable by a Recipient attributable to: (a) the UK bank levy as set out in Part 5 of, and Schedule 19 to, the Finance Act 2011, or (b) any other substantially similar bank levy or tax in any other jurisdiction, assessed by reference to the assets and liabilities of a financial institution, in each case, in the form existing at the date of this Agreement. “Bank of America” means Bank of America, N.A. and its successors. “Bank of America Fee Letter” means the letter agreement, dated as of September 13, 2024, among the Company, the Facility Guarantor, BofA Securities, Inc. and Bank of America. “Banking Services” means each and any of the following bank services provided to the Company or any of its Subsidiaries: (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards and related programs), (b) stored value cards and (c) treasury management servicesnetting or setting off arrangements (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).credit, debit or purchase card programs and stored value cards) and (c) Cash Management Services. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) Term SOFR for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. Notwithstanding the foregoing, in no event shall the Base Rate be less than 0.50%. “Base Rate Committed Loan” means a Committed Loan that is a Base Rate Loan. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. “Beneficial Ownership Certification” means a certification regarding individual beneficial ownership solely to the extent expressly required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

8 “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Bonds” means collectively, the Discovery Bonds, the TW Bonds and the WarnerMedia Holdings Bonds. “Borrower” and “Borrowers” each has the meaning specified in the introductory paragraph hereto. “Borrower DTTP Filing” means an HM Revenue & Customs’ Form DTTP2 duly completed and filed by a Designated Borrower that is resident in the United Kingdom for tax purposes with respect to a Lender within 30 days of the date on which such Lender has notified its scheme reference number and its jurisdiction of tax residence in accordance with Section 3.01(c)(iii) to the Designated Borrower. “Borrowing” means a Committed Borrowing or a Swing Line Borrowing, as the context may require. “Bridge Loan Agreement” means that certain Non-Investment Grade Leveraged Bridge Loan Agreement dated as of June 26, 2025, among Facility Guarantor, WarnerMedia Holdings, as the borrower, each lender from time to time party thereto and JPMCB, as administrative agent and collateral agent, as amended, supplemented or otherwise modified from time to time. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and: (a) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro or a Swing Line Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan or Swing Line Loan denominated in Euro, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan or Swing Line Loan denominated in Euro, means any such day that is also a TARGET Day; (b) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means any such day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; and (ii) Yen, means any such day other than a day banks are closed for general business in Japan; and (c) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of an Alternative Currency Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are also open for foreign exchange business in the principal financial center of the country of such currency. “Capital Lease” means, subject to Section 1.03(a), an obligation that is required to be classified as, and expenses in respect of which are recognized as for, a capitalized lease for income statement reporting purposes in accordance with GAAP.

9 “Captive Insurance Subsidiary” means (i) any Subsidiary of Facility Guarantor operating for the purpose of (a) insuring the businesses, operations or properties owned or operated by any direct or indirect parent of Facility Guarantor, Facility Guarantor or any of its Subsidiaries, including their future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their respective estates, heirs, family members, spouses or former spouses), and related benefits and/or (b) conducting any activities or business incidental thereto (it being understood and agreed that activities which are relevant or appropriate to qualify as an insurance company for U.S. federal or state tax purposes shall be considered “activities or business incidental thereto”) or (ii) any Subsidiary of any such insurance subsidiary operating for the same purpose described in clause (i) above. “Cash Equivalents” means: (1) Dollars, Canadian Dollars, Pounds Sterling, Euros, Australian Dollars, the national currency of any participating member state of the European Union and, with respect to any Foreign Subsidiaries, other currencies held by such Foreign Subsidiary in the ordinary course of business; (2) securities issued or directly and fully guaranteed or insured by the United States, Canadian, United Kingdom or Japanese governments, a member state of the European Union or, in each case, any agency or instrumentality thereof, with maturities of 24 months or less from the date of acquisition; (3) money market deposits, certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits, demand deposits or bankers’ acceptances having maturities of not more than two years from the date of acquisition thereof and overnight bank deposits, in each case, issued by any bank, trust company or other financial institution (a) whose commercial paper is rated at least “P-2” or the equivalent thereof by S&P or Fitch or at least “A-2” or the equivalent thereof by Moody’s (or, if at the time, none of S&P, Fitch or Moody’s is rating such obligations, then a comparable rating from another nationally recognized statistical rating organization selected by Facility Guarantor) or (b) having combined capital and surplus in excess of $500,000,000; (4) repurchase obligations for underlying securities of the types described in clauses (2), (3), (7), (8) and (9) entered into with any Person meeting the qualifications specified in clause (3) above; (5) securities with maturities of two years or less from the date of acquisition backed by standby letters of credit issued by any Person meeting the qualifications in clause (3) above; (6) commercial paper and variable or fixed rate notes issued by any Person meeting the qualifications specified in clause (3) above (or by the parent company thereof) maturing within two years after the date of acquisition thereof, or if no rating is available in respect of the commercial paper or variable or fixed rate notes, the issuer of which has an equivalent rating in respect of its long-term debt; (7) marketable short-term money market and similar securities having a rating of at least “P-2” from either S&P or Fitch or “A-2” from Moody’s (or, if at the time, none of S&P, Fitch or Moody’s is rating such obligations, then a comparable rating from another nationally recognized statistical rating organization selected by Facility Guarantor);

10 (8) readily marketable direct obligations issued by any state, province, commonwealth or territory of the United States of America or any political subdivision, taxing authority or any agency or instrumentality thereof, rated BBB- (or the equivalent) or better by S&P or Fitch or Baa3 (or the equivalent) or better by Moody’s (or, if at the time, none of S&P, Fitch or Moody’s is rating such obligations, then a comparable rating from another nationally recognized statistical rating organization selected by the Borrower) with maturities of not more than two years from the date of acquisition; (9) readily marketable direct obligations issued by any foreign government or any political subdivision, taxing authority or agency or instrumentality thereof, with a rating of “BBB-” or higher from S&P or Fitch or “Baa3” or higher by Moody’s or the equivalent of such rating by such rating organization (or, if at the time, none of S&P, Fitch or Moody’s is rating such obligations, then a comparable rating from another nationally recognized statistical rating organization selected by the Borrower) with maturities of not more than two years from the date of acquisition; (10) Investments with average maturities of 24 months or less from the date of acquisition in money market funds with a rating of “A” or higher from S&P or Fitch or “A-2” or higher by Moody’s or the equivalent of such rating by such rating organization (or, if at the time, none of S&P, Fitch or Moody’s is rating such obligations, then a comparable rating from another nationally recognized statistical rating organization selected by the Borrower); (11) with respect to any Foreign Subsidiary: (i) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within two years after the date of investment therein, (ii) certificates of deposit of, bankers’ acceptance of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P or Fitch is at least “P-2” or the equivalent thereof or from Moody’s is at least “A-2” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than one year from the date of acquisition and (iii) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank; (12) any investment company, money market, enhanced high yield, pooled or other investment fund investing 90% or more of its assets in instruments of the types specified in the clauses above; (13) other Investments in accordance with Facility Guarantor’s cash management policies as approved by the Board of Directors (or a duly appointed committee thereof) as in effect on the First Amendment Effective Date; (14) Indebtedness or preferred Equity Interests issued by Persons with a rating of “BBB-” or higher from S&P or Fitch or “Baa3” or higher by Moody’s or the equivalent of such rating by such rating organization (or, if at the time, none of S&P or Moody’s is rating such obligations, then a comparable rating from another nationally recognized statistical rating organization selected by the Borrower) with maturities of not more than two years from the date of acquisition;

11 (15) bills of exchange issued in the United States of America, Canada, the United Kingdom, Japan, a member state of the European Union eligible for rediscount at the relevant central bank and accepted by a bank (or any dematerialized equivalent); and (16) Investments in industrial development revenue bonds that (i) “re-set” interest rates not less frequently than quarterly, (ii) are entitled to the benefit of a remarketing arrangement with an established broker dealer and (iii) are supported by a direct pay letter of credit covering principal and accrued interest that is issued by any bank meeting the qualifications specified in clause (3) above. In the case of Investments by any Foreign Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (a) investments of the type and maturity described in the clauses above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (b) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in the clauses above and in this paragraph. In addition, in the case of Investments by any Captive Insurance Subsidiary, Cash Equivalents shall also include (a) such Investments with average maturities of 12 months or less from the date of acquisition in issuers rated BBB- (or the equivalent thereof) or better by S&P or Fitch or Baa3 (or the equivalent thereof) or better by Moody’s, in each case at the time of such Investment and (b) any Investment with a maturity of more than 12 months that would otherwise constitute Cash Equivalents of the kind described in any of clauses of this definition above or clause (a) in this paragraph, if the maturity of such Investment was 12 months or less; provided that the effective maturity of such Investment does not exceed 15 years. Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clause (1) above, provided that such amounts are converted into any currency listed in clause (1) as promptly as practicable and in any event within 10 Business Days following the receipt of such amounts. For the avoidance of doubt, any items identified as Cash Equivalents under this definition will be deemed to be Cash Equivalents for all purposes under the Loan Documents regardless of the treatment of such items under GAAP. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuers or the Lenders, as collateral for L/C Obligations, or obligations of the Lenders to fund participations in respect of, L/C Obligations, cash or deposit account balances or, if the Administrative Agent and the applicable L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and such L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Management Services” means any of the following, (1) obligations in respect of any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements, non-card e- payable services, settlement arrangements, treasury management services (including controlled disbursement services, overdraft automatic clearing house fund transfer services, return items and interstate depository network services), other demand deposit or operating account relationships, foreign exchange facilities, merchant services, bilateral agreements, electronic fund transfer, treasury services and cash management services, including controlled disbursement services, working capital lines, lines of credit, overdraft facilities, foreign exchange facilities, deposit and other accounts and merchant services, bilateral

12 agreements or other cash management arrangements or any automated clearing house arrangements, (2) other obligations in respect of netting or setting off arrangements, credit, debit or purchase card programs, stored value card and similar arrangements and (3) obligations in respect of any other services related, ancillary or complementary to the foregoing (including any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements and cash management services, corporate credit and purchasing cards and related programs or any automated clearing house transfers of funds). “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued; provided further that in the case of Taxes imposed with respect to any Recipient, such adoption, change, making or action described above shall have occurred after the date on which such Recipient becomes a party hereto. “Change of Control” means an event by which both: (a) (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than any Significant Shareholder or any combination of Significant Shareholders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 50% of the equity securities of the Facility Guarantor or the Company entitled to vote for members of the board of directors or equivalent governing body of such Loan Party, measured by voting power rather than number of shares; (ii) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Facility Guarantor and its Subsidiaries, or the Company and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) other than to the Facility Guarantor or one of its Subsidiaries; (iii) the consummation of a so-called “going private/Rule 13e-3 Transaction” that results in any of the effects described in paragraph (a)(3) of Rule 13e-3 under the Securities Exchange Act of 1934 (or any successor provision) with respect to each class of the Facility Guarantor’s common stock, following which any Significant Shareholder or any combination of Significant Shareholders “beneficially own” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, more than 50% of the outstanding equity securities of the Facility Guarantor entitled to vote for members of the board of directors or equivalent governing body of the Facility Guarantor measured by voting power rather than number of shares; or (iv) the adoption of a plan relating to the liquidation, dissolution or winding up of the Facility Guarantor; and

13 (b) within 60 days after the occurrence of any event described in clauses (a)(i) to (iv), the Loan Parties shall not have procured and delivered to the Administrative Agent a rating of the Facility Guarantor’s non-credit enhanced, senior long-term debt from both of S&P and Moody’s of “BBB-” or better by S&P (or its equivalent under any successor rating category of S&P) and a rating of “Baa3” or better by Moody’s (or its equivalent under any successor rating category of Moody’s). Notwithstanding anything to the contrary in the foregoing, the Transactions shall not constitute or give rise to a Change of Control. “CME” means CME Group Benchmark Administration Limited. “Code” means the United States Internal Revenue Code of 1986, as amended. “Collateral” means all of the “Collateral” (or similar term) referred to in the Collateral Documents and all of the other property and assets that are or are required under the terms of this Agreement or the Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties but excluding the Excluded Property or any similar term in any Collateral Document. “Collateral Agent” means JPMCB, acting through such of its Affiliates or branches as it may designate, in its capacity as collateral agent under any of the Loan Documents, or any successor collateral agent appointed pursuant to the Security Agreement. “Collateral Documents” means, collectively, the Security Agreement, each Intellectual Property Security Agreement, each of the collateral assignments, Security Agreement Supplements, Intellectual Property Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent pursuant to Section 6.16, Section 6.17 or Section 6.18, as applicable, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment” means, as to each Lender, its obligation to (a) make Committed Loans to the Borrowers pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type, in the same currency and, in the case of Term SOFR Loans or Alternative Currency Term Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01. “Committed Loan” has the meaning specified in Section 2.01. “Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Term SOFR Loans or Alternative Currency Term Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.

14 “Communication” means this Agreement, any Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Company” has the meaning specified in the introductory paragraph hereto and any successor in interest thereto. “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, Term SOFR, SONIA or any proposed Successor Rate for an Agreed Currency, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR”, “SONIA”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the reasonable determination of the Administrative Agent (in consultation with the Company), to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Agreed Currency (or, if the Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Agreed Currency exists, in such other manner of administration as the Administrative Agent determines (in consultation with the Company) is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “consolidated” or “consolidated basis” means, with respect to the Company and its Subsidiaries, the consolidation of the accounts of each of the Subsidiaries with those of the Company in accordance with GAAP; provided that even if any Subsidiary Guarantor and its Subsidiaries are Subsidiaries of the Facility Guarantor but not Subsidiaries of the Company, the accounts of each such Subsidiary Guarantor and its Subsidiaries shall be treated as if they were consolidated into the accounts of the Company in accordance with GAAP. “Consolidated EBITDA” means, for any Measurement Period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense (other than Film Rights Amortization, but including (x) amortization expense from launch and representation rights and (y) amortization of capitalized fees related to any Permitted Securitization Financing), (iv) expenses related to long term incentive plans of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period, (v) amounts attributable to a minority interest in any Subsidiary of the Company held by a Person (other than the Company or another Subsidiary of the Company) which do not represent a cash item in such period, (vi) amounts attributable to losses in respect of equity interests in unconsolidated Persons which do not represent a cash item in such period, (vii) other non-recurring expenses or losses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and, (viii) restructuring costs, charges or expenses of the Company and its Subsidiaries for such period, whether or not classified as restructuring costs, charges or expenses under GAAP (including severance costs,

15 integration costs, restructuring costs related to acquisitions and to closure, integration or consolidation of facilities, locations or new product (or new technology) or new services, facilities’ opening costs, team or key employee hirings, establishment of de novo teams, and other business optimization expenses, curtailments or modifications to pension and post-retirement employee benefit plans, retention or completion bonuses and any expense related to any reconstruction, de-commissioning or reconfiguration of fixed assets for alternate use and charges in connection with non-ordinary course product and intellectual property development), provided that the aggregate amount added back to Consolidated EBITDA pursuant to this clause (viii), for such period shall not exceed 15% of Consolidated EBITDA (calculated prior to giving effect to the add back permitted pursuant to this clause (viii)) for such period, and (ix) costs, fees, charges and other amounts incurred in connection with the Bond Indenture Amendments and the Transactions (as defined in the Bridge Loan Agreement), plus (b) the amount of expense, charge, loss or discount on sale of receivables, Securitization Assets (as defined in the Bridge Loan Agreement) and related assets to any Securitization Subsidiary in connection with a Permitted Securitization Financing, and minus (c) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) non- recurring gains of the Company and its Subsidiaries increasing such Consolidated Net Income which do not represent a cash item in such period or any future period. All of the foregoing references to Subsidiaries of the Company in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries. “Consolidated Funded Indebtedness” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments (net of cash or cash equivalents held on the balance sheet of the Facility Guarantor and its Subsidiaries in respect of Pre-Funded Acquisition Debt), (b) all purchase money Indebtedness (other than, to the extent constituting purchase money Indebtedness, any obligations in respect of the deferred purchase price of property or services), (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments (in each case, other than (i) commercial letters of credit in an aggregate face amount of not more than $22,500,000 and (ii) surety bonds in an aggregate face amount of not more than $22,500,000), to the extent drawn and not reimbursed, (d) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons other than the Company or any of its Subsidiaries, and (f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or similar limited liability entity organized under the laws of a jurisdiction other than the United States or a state thereof) in which the Company or any of its Subsidiaries is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Company or such Subsidiary; provided, that (x)(i) if the Company or any Subsidiary delivers or causes to be delivered an irrevocable repayment or redemption notice that results in Indebtedness in the form of debt securities being due and payable in full not later than 30 days after such repayment or redemption notice has been delivered and deposits cash with or for the benefit of the trustee or holders of such Indebtedness to fund such repayment or redemption in full, then such Indebtedness shall be considered repaid or redeemed (it being understood that if any applicable deposit is returned and the corresponding Indebtedness is not repaid or redeemed, but remains outstanding, such Indebtedness shall no longer be considered repaid or redeemed), and (ii) if the Company or any Subsidiary commences a tender offer to repurchase Indebtedness (the “Repurchased Indebtedness”) and will be obligated to repurchase such Indebtedness for payment in full, together with accrued and unpaid interest thereon, after the satisfaction or waiver of any conditions of such tender offer, and in connection therewith issues Indebtedness in the form of debt securities (the “New Indebtedness”) the proceeds of which are to be used to repurchase the Repurchased Indebtedness within 30 days of issuance of such New Indebtedness (the “Period”), then to the extent, and solely so long as, the Company or any Subsidiary either holds the proceeds of such New

16 Indebtedness in an escrow account with an independent escrow agent or deposits the proceeds of such New Indebtedness with or for the benefit of the trustee or holders of such Repurchased Indebtedness to fund the repurchase of such Repurchased Indebtedness, then, without duplication of any amounts excluded under clause (x)(i) above, the amount of such New Indebtedness shall be deemed for the purpose of this definition to be reduced by the amount of the proceeds thereof that are so held in escrow or with or for the benefit of the trustee or holders of such Repurchased Indebtedness (solely to the extent and for so long as so held, and not for the avoidance of doubt to the extent applied to repurchase the Repurchased Indebtedness or applied for any other purpose other than the repayment of the New Indebtedness); provided, that upon the end of the Period, the deemed reduction of the New Indebtedness described above shall no longer apply and (y) Consolidated Funded Indebtedness shall not include any obligations under or in respect of any Permitted Securitization Financing. All of the foregoing references to Subsidiaries of the Company in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries. “Consolidated Interest Charges” means, for any Measurement Period, for the Company and its Subsidiaries on a consolidated basis, the sum of, without duplication (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with borrowed money (including capitalized interest), in each case to the extent treated as interest in accordance with GAAP, but excluding any interest, premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with Pre-Funded Acquisition Debt, (b) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Permitted Securitization Financing and (c) the portion of rent expense of the Company and its Subsidiaries with respect to such period under Capital Leases that is treated as interest in accordance with GAAP. All of the foregoing references to Subsidiaries of the Company in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries. “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the Measurement Period then most recently ended on or prior to such date, to (b) Consolidated Interest Charges for such period. “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date minus the Consolidated U.S. Unrestricted Cash Excess Amount as of such date to (b) Consolidated EBITDA for the Measurement Period then most recently ended on or prior to such date. “Consolidated Net Income” means, for any Measurement Period, for the Company and its Subsidiaries on a consolidated basis, the net income of the Company and its Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period. All of the foregoing references to Subsidiaries of the Company in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries. “Consolidated U.S. Unrestricted Cash Excess Amount” means, as of any date of determination, the amount by which (a) the sum of (i) 100% of cash and cash equivalents held by the Facility Guarantor or any of its Subsidiaries on a consolidated basis, in each case, solely to the extent (x) such Person is organized in any jurisdiction in the United States and (y) such amount is (or in the case of any Pro Forma calculation, would be) reflected on the balance sheet of the Facility Guarantor and its Subsidiaries on or as of such date (excluding any such cash or cash equivalents which are (or in the case of any Pro Forma calculation, would be) reflected thereon as “restricted”) and (ii) 75% of cash and cash equivalents held by the Facility Guarantor or any of its Subsidiaries on a consolidated basis, in each case, solely to the extent (x) such Person is organized in any jurisdiction outside the United States and (y) such amount is (or in the case of any Pro Forma calculation, would be) reflected on the balance sheet of the Facility Guarantor and its Subsidiaries on or as of such date (excluding any such cash or cash equivalents which are (or in the case of any Pro Forma calculation, would be) reflected thereon as “restricted”), exceeds (b) $2,000,000,000. For

17 the avoidance of doubt, any cash and cash equivalents held by the Facility Guarantor or any of its Subsidiaries outside of the United States shall not be considered “restricted” solely as a result of the repatriation of such cash and cash equivalents being subject to any legal limitation or otherwise resulting in adverse tax consequences to the Facility Guarantor or any of its Subsidiaries. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative to the foregoing. “Controlled Foreign Subsidiary” means any Subsidiary of Facility Guarantor (or of any Subsidiary Guarantor) that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Covered Entity” has the meaning specified in Section 11.22(b). “Covered Party” has the meaning specified in Section 11.22(a). “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source). “Debt Rating” has the meaning specified in the definition of “Applicable Rate.” “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, judicial management or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. The reference to “similar debtor relief Laws of the United States or other applicable jurisdictions” means: (i) in the case of a UK Borrower, without limitation, the Insolvency Act 1986 of the United Kingdom and the Insolvency (England and Wales) Rules 2016 and (ii) in the case of a Dutch Borrower, the Dutch Bankruptcy Code (Faillissementswet). “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Term SOFR Loan, Alternative Currency Term Rate Loan or Alternative Currency Daily Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum. “Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder, or (ii) pay to the Administrative Agent, any L/C Issuer, the applicable Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b)

18 has notified the Company, the Administrative Agent, any L/C Issuer or the applicable Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, other than via an Undisclosed Administration (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, judicial manager, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company, each L/C Issuer, the applicable Swing Line Lender and each other Lender promptly following such determination. For purposes of this definition, “Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of a receiver, conservator, trustee, administrator, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be publicly disclosed. “Designated Borrower” has the meaning specified in the introductory paragraph hereto and any successor in interest thereto. “Designated Borrower Notice” has the meaning specified in Section 2.14. “Designated Borrower Request and Assumption Agreement” has the meaning specified in Section 2.14. “Designated Borrowers’ Guarantor” has the meaning specified in Section 10.01. “Designated Borrowers’ Obligations” has the meaning specified in Section 10.01. “Designated Default” means a Default under Sections 8.01(a), (f) or (g). “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is targeted by any comprehensive Sanctions.

19 “Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by Facility Guarantor or any of the Subsidiaries in connection with an Asset Sale made pursuant to Section 7.04(b) that is designated as “Designated Non-Cash Consideration” on the date received less the amount of cash or Cash Equivalents received in connection with a subsequent sale of or collection on such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of, in each case, in or for cash (and only to the extent of the cash so received) and in compliance with Section 7.04(b). “Discovery Bonds” means, collectively, (a) the notes issued pursuant to the Indenture dated as of August 19, 2009, among the Company, the Facility Guarantor, and U.S. Bank National Association, and any supplemental indentures thereto and (b) the notes issued pursuant to the Indenture, dated as of December 1, 2011, by and among Scripps and U.S. Bank National Association, and any supplemental indentures thereto. “Discretionary Guarantor” means any Subsidiary that is an Excluded Subsidiary but that Facility Guarantor elects to cause to become a Subsidiary Guarantor in its sole discretion; provided that if such Subsidiary is a Foreign Subsidiary, the jurisdiction or organization of such Subsidiary shall be reasonably satisfactory to the Administrative Agent. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. The term “Disposition” shall not include (a) any issuance of Equity Interests, (b) any Involuntary Disposition or (c) any cash payments otherwise not prohibited by this Agreement. “Disqualified Equity Interests” means, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is puttable, redeemable or exchangeable), in each case, at the option of the holder thereof or upon the happening of any event: (1) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than as a result of a change of control, asset sale or similar event), (2) is convertible or exchangeable for Indebtedness or Disqualified Equity Interests, or (3) is redeemable at the option of the holder thereof, in whole or in part, in each case prior to the date that is 91 days after the Maturity Date; provided that only the portion of Equity Interests that so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Equity Interests; provided, further, that any Equity Interests held by any future, current or former employee, director, officer, member of management, independent contractor or consultant of the Facility Guarantor or any of its Subsidiaries pursuant to any management, shareholder, director or employee equity plan, any stock option plan or any other management or employee benefit plan or agreement shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Facility Guarantor or any of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s, officer’s, management member’s, independent contractor’s or consultant’s termination of employment or service, as applicable, death or disability; provided, further, that any class of Equity Interests of such Person that by its terms authorizes such Person to satisfy its obligations thereunder

20 by delivery of Equity Interests of the Facility Guarantor that are not Disqualified Equity Interests shall not be deemed to be Disqualified Equity Interests. “Disqualified Institution” (i) any Persons identified by the Company in writing to the Arrangers on or prior to the Effective Date and (ii) any competitors of the Company, the Facility Guarantor and their respective Subsidiaries identified by the Company from time to time as a “Disqualified Institution” (or to any Affiliates of such competitors to the extent such affiliates are reasonably identifiable as affiliates solely on the basis of the name thereof) by written notice to the Administrative Agent and the Lenders (by posting such notice to the Platform) not less than two Business Days prior to such date. The list of Disqualified Institutions shall be made available to any Lender upon request to the Administrative Agent, subject to customary confidentiality requirements; provided that “Disqualified Institutions” shall exclude any Person that the Company has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent and the Lenders from time to time. “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, and (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars as determined by the Administrative Agent or an L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States that is not a Foreign Subsidiary. “Dutch Borrower” means a Designated Borrower that is organized, incorporated or formed under the laws of the Netherlands. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 11.01. For the avoidance of doubt, the Effective Date is October 4, 2024. “Electronic Copy” shall have the meaning specified in Section 11.17. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

21 “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(iii), and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)); provided that no Disqualified Institution shall be an Eligible Assignee. “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of the Company or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Facility Guarantor within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Facility Guarantor or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Facility Guarantor or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Facility Guarantor or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

22 “Euro” and “€” mean the single currency of the Participating Member States. “Euro Overnight Rate” means an interest rate per annum equal to the rate at which overnight deposits in Euro approximately equal in principal amount to such Borrowing are offered to the applicable Swing Line Lender in immediately available funds in the Euro interbank market at approximately 11:00 a.m., London time, on such day. “Euro Overnight Rate Loan” means a Loan bearing interest calculated by reference to the Euro Overnight Rate. “Event of Default” has the meaning specified in Section 8.01. “Excluded Property” means, with respect to any Loan Party, (a) any real property (with no requirements to deliver landlord lien waivers, estoppels or collateral access letters), (b) motor vehicles and other assets subject to certificates of title to the extent a Lien thereon cannot be perfected by filing a UCC financing statement, (c) assets to the extent a security interest in such assets would result in material adverse tax consequences (including as a result of any law or regulation in any applicable jurisdiction similar to Section 956 of the Code) to the Facility Guarantor or any of the Facility Guarantor’s direct or indirect Subsidiaries, in each case, as reasonably determined by the Facility Guarantor in consultation with the Administrative Agent, (d) any assets to the extent pledges and security interests therein are prohibited or restricted by (i) applicable law, rule or regulation whether on the First Amendment Effective Date or thereafter (including any requirement to obtain the consent, approval or authorization of any Governmental Authority or third party, unless such consent has been obtained) or (ii) any contract existing on the First Amendment Effective Date or at the time of acquisition thereof after the First Amendment Effective Date (and such Contractual Obligation was not entered into in contemplation of the First Amendment Effective Date or such acquisition, as applicable) to which such asset is subject binding on any Loan Party or that would require any consent, approval, license or other authorization of any third party (other than a Loan Party) or Governmental Authority (without any requirement to obtain such consent, approval, license or other authorization) pursuant to such a contract, or would result in material adverse accounting or regulatory consequences, as reasonably determined by the Facility Guarantor, in each case, after giving effect to the applicable anti-assignment provision of the UCC or other applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition or restriction, (e) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in favor of the Collateral Agent in such licenses, franchises, charters or authorizations are prohibited or restricted thereby, in each case, except to the extent such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the UCC of any applicable jurisdiction and other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC of any applicable jurisdiction or applicable law notwithstanding such prohibition or restriction, (f) Equity Interests in (A) any Person (other than in the Company and the other Wholly-Owned Subsidiaries of the Facility Guarantor) (provided that no Equity Interests once pledged will be released as a result of this clause (f)(A) by virtue of a Subsidiary becoming a non-Wholly-Owned Subsidiary as a result of a transfer of such Subsidiary’s Equity Interests to any Affiliate of the Facility Guarantor in connection with a non-bona fide transaction the primary purpose (as determined by the Facility Guarantor in good faith, which determination shall be conclusive) of which was to cause such Equity Interests to become Excluded Property unless such Subsidiary otherwise constitutes an Excluded Subsidiary), (B) any not-for-profit Subsidiary, (C) any Captive Insurance Subsidiary and (D) any special purpose vehicle or special purpose securitization vehicle (or similar entity), including any Securitization Subsidiary, and any equity interest in or debt obligation of such an entity, (g) any (A) lease, license or other agreement or (B) any property subject to a purchase money security interest, Capital Lease or similar arrangement in each case permitted to be incurred under this Agreement, to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement

23 or purchase money arrangement or create a right of termination in favor of any other party thereto (other than a Loan Party) (in the case of clause (A), except to the extent such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the UCC of any applicable jurisdiction) other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC of any applicable jurisdiction notwithstanding such prohibition, (h) “intent-to-use” trademark applications prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent if any, and solely during the period, if any, in which, the grant of a security interest therein would impair such application or the validity or enforceability of any registration issuing from such application under applicable federal Law, (i) any Securitization Assets sold pursuant to a Permitted Securitization Financing, (j) voting Equity Interests in excess of 65% of the voting Equity Interests of (1) any Foreign Subsidiary, (2) any Controlled Foreign Subsidiary or (3) any FSHCO, (k) Margin Stock, (l) sales accounts, trust accounts (held for third parties), payroll accounts, accounts subject to cash pooling arrangements, escrow accounts or similar tax trust accounts (including, for the avoidance of doubt, for the collection and payment of any withholding taxes or sales taxes) and funds held in a fiduciary capacity for others (other than a Loan Party), (m) segregated cash to secure letter of credit reimbursement obligations to the extent such letters of credit are permitted by this Agreement, (n) any Equity Interests of broker dealer Subsidiaries, trust companies depository institutions or fund investment vehicles under the Investment Company Act, whether or not registered or exempt from registration which are in each case not permitted to be pledged to the Collateral Agent pursuant to applicable law without consent of a governmental entity or third party, (o) the Equity Interests of Immaterial Subsidiaries except to the extent that a security interest therein can be perfected by the filing of a UCC financing statement, (p) obligations the interest of which is wholly exempt from taxes imposed by Subtitle A of the Code, (q) any assets of any Subsidiary that is not a Loan Party and (r) those assets as to which the Administrative Agent and the Facility Guarantor reasonably agree that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby. Notwithstanding anything herein or the Collateral Documents to the contrary, Excluded Property shall not include any Proceeds (as defined in the UCC), substitutions or replacements of any Excluded Property (unless such Proceeds, substitutions or replacements would otherwise constitute Excluded Property referred to above). “Excluded Subsidiary” means any direct or indirect Subsidiary of the Facility Guarantor that is (a) not a Wholly-Owned Subsidiary of the Facility Guarantor (provided that such Subsidiary shall not be released from its Guaranty (and no Collateral provided by such Subsidiary shall be released) by virtue of becoming a non-Wholly-Owned Subsidiary as a result of a transfer of such Loan Party’s Equity Interests to any Affiliate of the Facility Guarantor in connection with a non-bona fide transaction the primary purpose (as determined by the Facility Guarantor in good faith, which determination shall be conclusive) of which was to cause such entity to become Excluded Subsidiary unless such Subsidiary otherwise constitutes an Excluded Subsidiary), (b) an Immaterial Subsidiary, (c) (i) a Controlled Foreign Subsidiary, (ii) a FSHCO, or (iii) a Subsidiary of a Controlled Foreign Subsidiary or FSHCO, (d) a Foreign Subsidiary, (e) a Subsidiary that is prohibited by applicable Law from providing a Guaranty, or which would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee unless, such consent, approval, license or authorization has been received, (f) a Subsidiary that is prohibited from providing a Guaranty by any Contractual Obligation in existence on the Effective Date (but not entered into in contemplation thereof) and for so long as any such Contractual Obligation exists (or, in the case of any newly-acquired Subsidiary, in existence at the time of acquisition thereof but not entered into in contemplation thereof and for so long as any such Contractual Obligation exists), (g) a Subsidiary with respect to which providing a Guaranty would reasonably be expected to result in material adverse tax consequences as reasonably determined by the Facility Guarantor in consultation with the Administrative Agent, (h) not-for-profit subsidiaries, (i) Subsidiaries that are special purpose entities, including Securitization Subsidiaries, (j) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrowers, the cost or other consequences of providing a Guaranty

24 (including because of material adverse tax consequences) would be excessive in view of the benefits to be obtained by the Lenders therefrom, (k) any broker dealer, registered investment advisors and/or Captive Insurance Subsidiary; provided that, if a Subsidiary executes this Agreement or a joinder agreement to this Agreement as a “Subsidiary Guarantor,” then it shall not constitute an “Excluded Subsidiary” (unless released from its obligations under the Guaranty as a “Subsidiary Guarantor” in accordance with the terms hereof and thereof); provided, further that no Subsidiary that guarantees the obligations under the Bridge Loan Agreement shall be excluded pursuant to any of clauses of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), (b) Other Connection Taxes, (c) Taxes imposed on amounts payable to or for the account of such Recipient pursuant to a law in effect on the date on which, in the case of a Lender, (i) such Lender acquires the applicable interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, and in the case of any other Recipient, such Recipient becomes a party hereto, (d) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e), (e) any withholding Taxes imposed pursuant to FATCA, (f) where the relevant Lender is a UK Treaty Lender, Taxes attributable to that Lender failing to comply with any of its obligations under Section 3.01(c)(iii), (iv) and (vii) and Section 3.01(e)(iv), (g) a Tax Deduction on account of Tax imposed by the United Kingdom, and which is subject to clause 3.01(a)(iv), (h) a loss, liability or cost attributable to a Bank Levy, (i) any withholding Tax that is imposed on amounts payable to a Lender pursuant to the Dutch Withholding Tax Act 2021 (Wet bronbelasting 2021) substantially in effect at the time such Lender becomes a party hereto (or designates a new Lending Office) and, (j) Taxes imposed by the Netherlands as a result of a Lender having a substantial interest (aanmerkelijk belang) in a Loan Party as laid down in the Dutch Income Tax Act 2001 (Wet inkomstenbelasting 2001) and (k) any U.S. federal tax imposed under Section 112028 of the 2025 Tax Act. “Existing Credit Agreement” means the Credit Agreement dated as of June 9, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Effective Date), among the Company, the Facility Guarantor, the designated borrowers from time to time party thereto, the other guarantors from time to time party thereto, Bank of America, as administrative agent, the lenders from time to time party thereto and the swingline lenders and letter of credit issuers from time to time party thereto. “Existing Letters of Credit” means the letters of credit outstanding under the Existing Credit Agreement on the Effective Date, if any, identified on Schedule 1.01. “Extending Lender” has the meaning specified in Section 2.18(e). “Extension Election Date” has the meaning specified in Section 2.18(a). “Facility Fee” has the meaning specified in Section 2.09(a). “Facility Guarantor” has the meaning specified in the introductory paragraph hereto and any successor in interest thereto.

25 “Fair Market Value” means, with respect to any asset or property, the price that could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction (as determined in good faith by the Facility Guarantor, whose determination will be conclusive for all purposes under the Loan Documents). “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, (b) any treaty, law, regulation or other official guidance enacted in any jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, with the purpose (in either case) of facilitating the implementation of clause (a) above, or (c) any agreement pursuant to the implementation of clauses (a) or (b) above with the United States Internal Revenue Service, the United States government or any Governmental Authority. “FATCA Deduction” means a deduction or withholding from a payment under a Loan Document required by FATCA. “FATCA Exempt Party” has the meaning specified in Section 3.01(e). “FATCA Party” has the meaning assigned to such term in Section 3.01(e). “Federal Funds Rate” means, for any day, the per annum rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letters” means each of the Bank of America Fee Letter and the Joint Fee Letter. “Film Rights Amortization” means, for any Person, the amortization of payments for the acquisition of film rights and broadcast programming by such Person in accordance with GAAP. “First Amendment” means that certain Amendment No. 1 to Credit Agreement dated as of June 26, 2025, among Company, Borrowers, the guarantors party thereto, the Lenders party thereto and the Administrative Agent. “First Amendment Effective Date” has the meaning assigned to “Amendment Effective Date” in the First Amendment. “First Amendment Effective Date Guarantors” shall mean Facility Guarantor and the Subsidiary Guarantors listed on the signature pages of the Subsidiary Guarantee. “Fitch” means Fitch Ratings and any successor thereto. “Foreign Lender” means, with respect to any Borrower, (a) if such Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if such Borrower is not a U.S. Person, a Lender that is resident or

26 organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Obligor” means a Loan Party that is a Foreign Subsidiary. “Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia or that is a Foreign Subsidiary Holdco. For the avoidance of doubt, any Subsidiary that is organized and existing under the laws of Puerto Rico or any other territory of the United States of America shall be a Foreign Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Foreign Subsidiary HoldcoFSHCO” means any Subsidiary of the Company or the Facility Guarantor designated as a Foreign Subsidiary Holdco by the Company, so long as such Subsidiary has no material assets other than securities, Indebtedness or receivablessubstantially all of the assets of which consist of Equity Interests (or, if applicable, Equity Interests and indebtedness (including any debt instrument treated as equity for U.S. federal income tax purposes), in each case, and/or cash, cash equivalents, and/or incidental assets related thereto) of one or more Controlled Foreign Subsidiaries (or Subsidiaries thereof), intellectual property relating solely to such Foreign Subsidiaries (or Subsidiaries thereof) and/or other assets (including cash and cash equivalents) relating to an ownership interest in any such securities, Indebtedness, intellectual property or Subsidiaries.or other FSHCOs. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuers, such Defaulting Lender’s Applicable Percentage of the Outstanding Amount of all outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lenders, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funding Date” shall have the meaning assigned in the First Amendment. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank).

27 “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person; provided that the term “Guarantee” shall not include (w) endorsements of instruments for deposit or collection in the ordinary course of business, (x) deposits or other obligations to secure the performance of bids or trade contracts, (y) contingent obligations under customary “carve outs” in non-recourse receivables financings or factorings or securitization facilities or other non-recourse financings, and (z) other contingent obligations and liabilities which are not shown as indebtedness in the financial statements of such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantor” and “Guarantors” have the meanings specified in Section 10.01.means, collectively, Facility Guarantor, the First Amendment Effective Date Guarantors, the Subsidiary Guarantors, and each other Subsidiary of Facility Guarantor that executes and delivers a supplement and joinder agreement to this Agreement pursuant to Section 6.15 or 6.18, as applicable, unless it has ceased to be a Guarantor pursuant to the terms hereof, and including any Discretionary Guarantor. “Guaranty” means the Guaranty made by the Guarantors in favor of the Lender Parties pursuant to Article X. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Immaterial Subsidiary” means any Subsidiary of the Facility Guarantor that for the year ended December 31, 2024 (or following the First Amendment Effective Date, for the most recent four fiscal quarter period for which financial statements have been delivered pursuant to Section 6.01(a) or (b)) did not account for more than 5% of the consolidated total assets (excluding goodwill and general intangibles) of the Facility Guarantor and its Domestic Subsidiaries or more than 5% of consolidated revenue of the Facility Guarantor and its Domestic Subsidiaries; provided that if at any time Subsidiaries that are Excluded Subsidiaries solely because they are Immaterial Subsidiaries account for more than 20% of the consolidated total assets (excluding goodwill and general intangibles) of the Facility Guarantor and its Domestic Subsidiaries or more than 20% of consolidated revenue of the Facility Guarantor and its Domestic Subsidiaries for the most recent four fiscal quarter period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), the Facility Guarantor shall promptly notify the Administrative Agent thereof and shall designate such Subsidiaries as it may select in its sole discretion to not be “Immaterial Subsidiaries” to the extent necessary to cause such aggregate thresholds to not be exceeded.

28 “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all non-contingent obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) Capital Leases and Synthetic Lease Obligations; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or similar limited liability entity organized under the laws of a jurisdiction other than the United States or a state thereof) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e), to the extent such Indebtedness has not been assumed or is limited in recourse to the assets securing such Lien, shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fFair mMarket vValue of the property encumbered thereby as determined by such Person in good faith. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning specified in Section 11.04(b). “Information” has the meaning specified in Section 11.07.

29 “Initial Intellectual Property Collateral” means the intellectual property described on Schedule 6.17. “Intellectual Property Security Agreement” means, collectively, each intellectual property security agreement substantially in the form of Exhibit B to the Security Agreement, together with each Intellectual Property Security Agreement Supplement executed and delivered pursuant to Section 6.15, Section 6.16 or Section 6.17. “Intellectual Property Security Agreement Supplement” means, collectively, any intellectual property security agreement supplement entered into in connection with, and pursuant to the terms of, any Intellectual Property Security Agreement. “Interest Payment Date” means, (a) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date, (b) as to any Alternative Currency Daily Rate Loan, the last Business Day of each month and, the Maturity Date, and (c) as to any Term SOFR Loan or Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Term SOFR Loan or an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates. “Interest Period” means, as to each Term SOFR Loan and Alternative Currency Term Rate Loan, the period commencing on the date such Term SOFR Loan or such Alternative Currency Term Rate Loan is disbursed or converted to or continued as a Term SOFR Loan or an Alternative Currency Term Rate Loan, as applicable, and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the Company in its Committed Loan Notice or such other period that is six months or less requested by the Company and consented to by all the Lenders; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan or an Alternative Currency Term Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period pertaining to a Term SOFR Loan or an Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less any amount paid, repaid, returned, distributed or otherwise received in respect of any Investment. For the avoidance of doubt, advances and reimbursements to officers, directors or employees of the Facility Guarantor and its

30 Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes shall not be deemed to be an Investment hereunder. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P or Fitch or an equivalent rating by any other “nationally recognized statistical rating organization” within the meaning of Section 3 under the Securities Exchange Act of 1934 selected by the Company as a replacement agency for Moody’s or S&P or Fitch, as the case may be. “Investment Grade Securities” means: (1) securities issued directly or guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents), (2) securities that have an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Borrowers and their respective Subsidiaries, (3) investments in any fund that invests at least 95.0% of its assets in investments of the type described in clauses (1) and (2) above and clause (4) below which fund may also hold immaterial amounts of cash pending investment and/or distribution, and (4) corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding three years from the date of acquisition. “Involuntary Disposition” means any casualty loss, destruction, condemnation or other involuntary taking by any Governmental Authority of any property of the Company or any of its Subsidiaries. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the applicable L/C Issuer and the Company (or any Subsidiary) or in favor of the applicable L/C Issuer and relating to such Letter of Credit. “Joint Fee Letter” means the letter agreement, dated as of September 13, 2024, among the Company, the Facility Guarantor and each of the Arrangers. “Joint Venture” means any Person (other than a wholly-owned Subsidiary of the Company) if any of the Equity Interests of such Person having ordinary voting power for the election of directors or other governing body of such Person are held by the Company and/or any of its Subsidiaries and the Company or any such Subsidiary is a party to a Joint Venture Agreement in respect of such Equity Interests. “Joint Venture Agreement” means, for any Joint Venture, any stockholder agreement, voting trust agreement, limited liability company agreement, operating agreement or other similar agreement related to the ownership of the Equity Interests of such Joint Venture having ordinary voting power for the election of directors or other governing body of such Joint Venture among the owners of such Equity Interests.

31 “JPMCB” means JPMorgan Chase Bank, N.A. “Junior Indebtedness” means the Bonds and any Refinancing Indebtedness in respect of the Bonds. “KYC Obligations” has the meaning specified in Section 2.14(b). “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. All L/C Advances shall be denominated in Dollars. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing. All L/C Borrowings shall be denominated in Dollars. “L/C Commitment” means, as to each L/C Issuer, its obligation to issue Letters of Credit in an aggregate principal stated amount at any one time outstanding that, together with all L/C Obligations issued by such L/C Issuer and owing then thereto, does not exceed the Dollar Equivalent of $30,000,000. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Issuer” means each of Bank of America, JPMorgan Chase Bank, N.A., BNP Paribas, Mizuho Bank, Ltd. and Royal Bank of Canada, in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes a Lender in its capacity as an L/C Issuer, as Lender and (in the case of Bank of America) as Swing Line Dollar Lender and Swing Line Lender and (in the case of each of Bank of America and JPMorgan Chase Bank, N.A.) as Swing Line Euro Lender and Swing Line Lender. “Lender Parties” means, collectively, the Lenders (including the Swing Line Lenders), the L/C Issuers and, the Administrative Agent and the Collateral Agent. “Lender Related Person” has the meaning specified in Section 11.04(d).

32 “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Letter of Credit” means any standby letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder and shall include any Existing Letters of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency; provided that the only L/C Issuers that may issue Letters of Credit in an Alternative Currency shall be Bank of America, N.A. and JPMorgan Chase Bank, N.A. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer. “Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Fee” has the meaning specified in Section 2.03(h). “Letter of Credit Sublimit” means an amount equal to the lesser of (a) $150,000,000 and (b) the Aggregate Commitments then in effect. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Committed Loan or a Swing Line Loan. “Loan Documents” means this Agreement (including the Guaranty (and each supplement thereto)), each Designated Borrower Request and Assumption Agreement, each Note, each Fee Letter, any joinder agreement executed by a Material Subsidiary to become a Guarantor pursuant to Section 6.15, each Issuer Document and, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.16, the Collateral Documents, and any other written agreement entered into between the Administrative Agent and any Loan Party relating to this Agreement that specifies that such agreement is a “Loan Document”. “Loan Parties” means the Company, each Guarantor, and each Designated Borrower. “Loan Party Materials” has the meaning specified in Section 6.02. “Margin Stock” has the meaning assigned to such term in Regulation U of the Board as from time to time in effect. “Master Agreement” has the meaning specified in the definition of “Swap Contract”.

33 “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, or properties or financial condition of the Facility Guarantor and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its payment obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the rights and remedies of the Administrative Agent or the Lenders, taken as a whole. “Material Subsidiary” means any wholly-owned Domestic Subsidiary of the Facility Guarantor constituting a “significant subsidiary” in accordance with Rule 1-02 under Regulation S-X under the Securities Act. “Maturity Date” means the laterearlier of (a) October 4, 2029 and (b) ifthe date that the Spin-Off occurs, unless the maturity is extended pursuant to Section 2.18, in which case, such extended maturity date asshall be determined pursuant to such Section; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Maximum Rate” has the meaning specified in Section 11.09. “Measurement Period” means a period of four consecutive fiscal quarters of the Company. Unless otherwise specified, on any date of determination, a reference herein to a Measurement Period shall be to such period then ended or then most recently ended, as the case may be, for which financial statements of the Facility Guarantor have been (or have been required to be) delivered under Section 6.01. “Minimum Collateral Amount” means, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 100% of the aggregate Fronting Exposure of the L/C Issuers with respect to Letters of Credit issued and outstanding at such time, (ii) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.16(a)(i), (a)(ii) or (a)(iii), an amount equal to 102% of the Outstanding Amount of all L/C Obligations, and (iii) otherwise, an amount determined by the Administrative Agent and the L/C Issuers in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc., and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Facility Guarantor or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Facility Guarantor or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that: (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (ii) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extending Lender” has the meaning specified in Section 2.18(b). “Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii).

34 “Note” means a promissory note made by a Borrower in favor of a Lender evidencing Loans made by such Lender to such Borrower, substantially in the form of Exhibit C. “Notice Date” has the meaning specified in Section 2.18(b). “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non- U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-US jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06(b)). “Outstanding Amount” means (i) with respect to Committed Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Committed Loans occurring on such date; (ii) with respect to Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swing Line Loans occurring on such date; and (iii) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Company of Unreimbursed Amounts, and any Cash Collateral posted by the Company in respect of such L/C Obligations, which such reimbursements or posting of Cash Collateral shall, in each case, reduce the Outstanding Amount.

35 “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the applicable L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the applicable L/C Issuer in the applicable offshore interbank market for such currency to major banks in such interbank market. “Pari Passu Intercreditor Agreement” means an intercreditor agreement between the Administrative Agent, and the agent under the Bridge Loan Agreement substantially in form and substance reasonably satisfactory to the Administrative Agent or the provisions governing such intercreditor arrangements set forth in any Collateral Document, as applicable. “Participant” has the meaning specified in Section 11.06(d). “Participant Register” has the meaning specified in Section 11.06(d). “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans set forth in Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Facility Guarantor and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Priority Amount” on any date of determination means an amount equal to the sum of (a) 10% of the total consolidated assets of the Company and its Subsidiaries on such date, plus (b) for the Company and its Subsidiaries on a consolidated basis, outstanding Attributable Indebtedness on such date in respect of the Capital Leases identified on Schedule 7.01 and any renewals or extensions thereof permitted by Section 7.01(b). All of the foregoing references to Subsidiaries of the Company in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries. “Perfection Exceptions” means that no Loan Party shall be required to (and shall not be a breach of any Loan Document to fail to) (i) enter into control agreements with respect to, or otherwise perfect any security interest by “control” (or similar arrangements) over securities accounts, deposit accounts, other bank accounts, cash and cash equivalents, accounts for the withholding or collection of taxes and accounts related to the clearing, payment processing and similar operations of the Borrowers and their respective Subsidiaries, (ii) perfect the security interest in the following other than by the filing of a UCC financing statement: (1) letter-of-credit rights (as defined in the UCC), (2) commercial tort claims (as defined in the UCC), (3) Fixtures (as defined in the UCC) and (4) Assigned Agreements (as defined in the Security Agreement), (iii) send notices to account debtors or other contractual third-parties unless an Event of Default has not been cured or waived and is continuing and the Administrative Agent has exercised its rights pursuant to Section 8.02 of this Agreement, (iv) enter into any security documents, complete any

36 filings or take any other action with respect to the perfection of security interests (including with respect to pledges of Equity Interests) in any jurisdiction outside of the United States, any state thereof (or the District of Columbia) or with respect to any assets located or titled under the law outside of the United States any state thereof (or the District of Columbia), any state thereof (or the District of Columbia), or, in each case, solely with respect to any Borrower, in the jurisdiction of organization of such Borrower, (v) deliver landlord waivers, estoppels or collateral access letters, (vi) enter into or deliver any mortgages with respect to real property, (vii) make any filing to perfect the Lien on or security interest in any intellectual property granted under the Security Agreement except for (1) filings of the Intellectual Property Security Agreement and Intellectual Property Security Agreement Supplements in the United States Patent and Trademark Office with respect to the Initial Intellectual Property Collateral, (2) after the occurrence and during the continuance of an Event of Default and upon the written request of the Administrative Agent, filings in the United States Copyright Office with respect to applicable Intellectual Property Collateral that does not constitute Initial Intellectual Property Collateral, and (3) filings of UCC-1 filing statements in the applicable jurisdiction or (viii) enter into any source code escrow arrangements. “Permitted Investments” means: (1) Investment in cash, Cash Equivalents and Investments that were in Cash Equivalents when made; (2) Investments in the Facility Guarantor or any Subsidiary other than any Investment involving the transfer of assets constituting Collateral (other than cash, Cash Equivalents and Equity Interests of and Indebtedness owing by Subsidiaries that are not Loan Parties) and that account for a material portion of the aggregate value of the Collateral other than in connection with Permitted Spin-Off Reorganization Activities; (3) any Investment in securities or other assets received in connection with an Asset Sale made pursuant to Section 7.03(b) or any other Disposition of assets not constituting an Asset Sale; (4) Investment (i)(x) existing on the First Amendment Effective Date or (y) made pursuant to binding commitments, agreements or arrangements in effect on the First Amendment Effective Date and any modification, replacement, renewal, reinvestment or extension thereof in each case of clause (y) to the extent in excess of $250,000,000 in the aggregate, listed on Schedule 7.07; provided that the amount of any such Investment may not be increased except as otherwise permitted under this Agreement; (5) Investments in payroll, travel, entertainment, relocation, moving related and similar advances that are made in the ordinary course of business; (6) any Investment (x) acquired by the Facility Guarantor or any of its Subsidiaries (a) in exchange for any other Investment, or accounts receivable held by the Facility Guarantor or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of, of such other Investment or accounts receivable of the Facility Guarantor or such Subsidiary, or (b) as a result of a foreclosure or other remedial action by the Facility Guarantor or any of its Subsidiaries with respect to any Investment or other transfer of title with respect to any Investment in default and (y) received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Facility Guarantor or any Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer, or (B) litigation, arbitration or other disputes;

37 (7) Swap Contracts and Banking Services permitted under Section 7.02(d), including any payments in connection with the termination thereof; (8) additional Investments in an aggregate amount, taken together with all other Investments made pursuant to this clause (8) that are at the time outstanding, not to exceed $1,000,000,000; (9) any Investment to the extent made using Equity Interests of the Facility Guarantor (other than Disqualified Equity Interests); (10) Investments consisting of (i) purchases or other acquisitions of inventory, supplies, Works, materials, equipment and similar assets or purchases, acquisitions, licenses, sublicenses, cross-licenses, or subleases of intellectual property or (ii) licenses, sublicenses, cross-licenses, leases, subleases, assignments, or contributions of any of the foregoing, in each of (i) and (ii), in the ordinary course of business; (11) Investments arising in connection with a Permitted Securitization Financing and distributions or payments of securitization fees and purchases of Securitization Assets in connection with a Permitted Securitization Financing; (12) Guarantees of Indebtedness permitted to be incurred under Section 7.02 and obligations relating to such Indebtedness and guarantees (other than guarantees of Indebtedness) in the ordinary course of business; (13) advances, loans or extensions of trade credit (including the creation of receivables) or prepayments to suppliers or loans, guarantees or advances made to distributors, creators, suppliers, franchisees, lessors, licensors and licensees in each case, in the ordinary course of business by the Facility Guarantor or any of the Subsidiaries; (14) Investments (a) consisting of purchases and acquisitions of assets or services in the ordinary course of business or (b) made in the ordinary course of business in connection with obtaining, maintaining or renewing client, franchisee and customer contracts and loans; (15) Investments consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 trade arrangements with customers (or any comparable or similar provisions in other applicable jurisdictions), in each case, in the ordinary course of business; (16) intercompany current liabilities owed to Joint Ventures incurred in the ordinary course of business in connection with the cash management operations of the Facility Guarantor and its Subsidiaries; (17) security deposits and prepayments and other credits granted or made in the ordinary course of business; (18) Investments resulting from pledges and deposits that are permitted by Section 7.01, and performance guarantees in the ordinary course of business; (19) acquisitions of obligations of one or more officers or other employees of the Facility Guarantor or any Subsidiary of the Facility Guarantor in connection with such officer’s or employee’s acquisition of Equity Interests of the Facility Guarantor, so long as no cash is actually

38 advanced by the Facility Guarantor or any Subsidiary to such officers or employees in connection with the acquisition of any such obligations; (20) Guarantees of operating leases (for the avoidance of doubt, excluding Capital Leases) or of other obligations that do not constitute Indebtedness, in each case, entered into by the Facility Guarantor or any Subsidiary in the ordinary course of business; (21) contributions to a “rabbi” trust for the benefit of any employee, director, officer, manager, contractor, consultant, advisor or other service providers or other grantor trust subject to claims of creditors in the case of a bankruptcy of the Facility Guarantor, and Investments relating to non-qualified deferred payment plans in the ordinary course of business; (22) Investments made from casualty insurance proceeds in connection with the replacement, substitution, restoration or repair of assets on account of an Involuntary Disposition; (23) guaranty and indemnification obligations arising in connection with surety bonds issued in the ordinary course of business; (24) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business; and (25) any Investment by any Captive Insurance Subsidiary in connection with the provision of insurance to the Facility Guarantor or any Subsidiaries, which Investment is made in the ordinary course of business of such Captive Insurance Subsidiary, or by reason of applicable law, rule, regulation or order, or that is required or approved by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or its business, as applicable. “Permitted Securitization Financing” means any financing arrangement or factoring of Securitization Assets by the CompanyFacility Guarantor or any Subsidiary and any securitization facility of any Securitization Subsidiary, in each case, (i) the obligations of which are non-non-recourse (except for Standard Securitization Undertakings) to the CompanyFacility Guarantor or any Subsidiary (other than any Securitization Subsidiary) in connection therewith and (ii) is in the ordinary course of business substantially consistent with the historical practices of the Facility Guarantor and its Subsidiaries prior to the First Amendment Effective Date. “Permitted Spin-Off Reorganization Activities” means any transfer of assets (including Equity Interests of Subsidiaries of the Facility Guarantor) to the Facility Guarantor or any Subsidiary of the Facility Guarantor that the Facility Guarantor determines is reasonably necessary or desirable for separating the business to be owned by the Facility Guarantor and its Subsidiaries after giving effect to the Spin-Off from the business that will no longer be owned by the Facility Guarantor and its Subsidiaries after giving effect to the Spin-Off and the entry into agreements by the Facility Guarantor and its Subsidiaries that will be effective upon consummation of the Spin-Off that are usual and customary for tax-free spin offs as determined in good faith by the Facility Guarantor; provided that (i) for the avoidance of doubt, the Spin- Off itself shall not constitute “Permitted Spin-Off Reorganization Activities” and (ii) such transactions shall not be materially adverse to the Lenders. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

39 “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Facility Guarantor or any ERISA Affiliate or any such Plan to which the Facility Guarantor or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.02. “Pledged Debt” means “Pledged Debt” as defined in the Security Agreement. “Pledged Interests” means “Pledged Interests” as defined in the Security Agreement. “Pre-Funded Acquisition Debt” means Indebtedness incurred for the purpose of financing a significant acquisition or business combination (with significance calculated in accordance with Article 11 of Regulation S-X under the Securities Act), which Indebtedness is issued in advance of the date of consummation of such significant acquisition and/or combination agreement for such significant business combination; provided that in the event of the termination of the acquisition agreement or combination agreement, as applicable, for such significant acquisition or business combination as a result of the failure to consummate such significant acquisition or business combination, such Indebtedness shall be regarded as Pre-Funded Acquisition Debt solely for a period of 45 days after the termination of such acquisition agreement or combination agreement, as applicable. “Pro Forma”, “Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” means, for any transaction or proposed transaction deemed to have occurred on and as of the first day of a Measurement Period pursuant to Section 1.03(d), the following pro forma adjustments: (a) in the case of any such transaction or proposed transaction that is a Disposition, all income statement items (whether positive or negative) attributable to property, line of business or the Person subject to such Disposition shall be excluded from the results of the Company and its Subsidiaries for such Measurement Period; (b) in the case of any such transaction or proposed transaction that is an Investment, income statement items (whether positive or negative) attributable to property, line of business or the Person subject to such Investment shall be included in the results of the Company and its Subsidiaries for such Measurement Period; (c) in the case of any retirement of Indebtedness or any Indebtedness that was or is to be repaid or refinanced in such transaction or proposed transaction, interest accrued on such Indebtedness during such Measurement Period shall be excluded from the results of the Company and its Subsidiaries for such Measurement Period (and to the extent not already excluded pursuant to any other clause of this definition or pursuant to Section 1.03(d), the principal amount of such Indebtedness shall also be excluded); and (d) in the case of the incurrence or assumption of any Indebtedness in such transaction or proposed transaction, interest shall be deemed to have accrued on such Indebtedness during such Measurement Period (in the case of interest that accrues at a formula or floating rate, at the rate in effect at the time of determination) and shall be included in the results of the Company and its Subsidiaries for such Measurement Period. “Protesting Lender” has the meaning specified in Section 2.14(f)(ii).

40 “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “QFC Credit Support” has the meaning specified in Section 11.22. “Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Period (or such other Business Day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such other Business Day as otherwise reasonably determined by the Administrative Agent). “Receiving Lender” has the meaning specified in Section 3.01(g). “Recipient” means the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Refinancing” means the repayment in full or deemed repayment in full, as the case may be, of all unpaid principal and accrued interest and fees under the Existing Credit Agreement, the termination of all commitments thereunder, the rolling of any Existing Letters of Credit into this Agreement and the payment of all breakage costs (if any) arising under the Existing Credit Agreement as a result of the termination of the Existing Credit Agreement on a date other than the last day of an interest period thereunder. “Refinancing Indebtedness” means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement, exchange or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced, exchanged or extended except by an amount equal to accrued and unpaid interest and a reasonable premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred (including original issue discount and upfront fees), in connection with such modification, refinancing, refunding, renewal, replacement, exchange or extension and, in the case of any Indebtedness (or commitments with respect thereto) existing on the First Amendment Effective Date (or Refinancing Indebtedness in respect thereof) by an amount equal to any existing commitments unutilized thereunder; (b) such modification, refinancing, refunding, renewal, replacement, exchange or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended (or, if earlier, a final maturity date and Weighted Average Life to Maturity that is at least ninety-one (91) days after the Maturity Date); (c) if the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement, exchange or extension is subordinated in right of payment to the Obligations on terms, taken as a whole, as favorable in all material respects to the Lenders (including, if applicable, as to Collateral) as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended; (d) if the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended is (i) unsecured, such modification, refinancing, refunding, renewal, replacement, exchange or extension is unsecured, or (ii) if secured, such modification, refinancing, refunding, replacement, renewal or extension is secured to the same extent, including with respect to any subordination provisions, as the Indebtedness so modified, refinanced, refunded renewed, replaced exchanged or extended; (e) and Refinancing Indebtedness shall not include Indebtedness of a Subsidiary that is not a Loan Party that modifies, refinances, refunds, renews, replaces, exchanges or extends Indebtedness of a Loan Party.

41 “Register” has the meaning specified in Section 11.06(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, and advisors of such Person and of such Person’s Affiliates. “Relevant Party” has the meaning specified in Section 3.01(g). “Relevant Rate” means with respect to any Credit Extension denominated in (a) Dollars, Term SOFR, (b) Sterling, SONIA, (c) Euros, EURIBOR and (d) Japanese Yen, TIBOR, as applicable. “Removal Effective Date” has the meaning specified in Section 9.06(b). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders at such time. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that, the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the applicable Swing Line Lender or applicable L/C Issuer, as the case may be, in making such determination. “Rescindable Amount” has the meaning specified in Section 2.12(b)(ii). “Resignation Effective Date” has the meaning specified in Section 9.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means (a) the chief executive officer, president, chief financial officer, senior executive vice president, executive vice president, senior vice president, vice president – treasury, treasurer, assistant treasurer or controller of a Loan Party (or, for a Loan Party organized in any non-US jurisdiction, any equivalent of the foregoing), (b) solely for purposes of the delivery of incumbency certificates (or other certificates of Foreign Obligors evidencing the identity, authority and capacity of each Responsible Officer) pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party (or, for a Loan Party organized in any non-US jurisdiction, any equivalent of the foregoing, including any director thereof), and with respect to each Foreign Obligor organized in a foreign jurisdiction in which directors are generally authorized under applicable Law to execute agreements, a director thereof, and (c) solely for purposes of notices given pursuant to Article II, any other officer (or, for a Loan Party organized in any non-US jurisdiction, its equivalent) or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or

42 other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means, for any Person, any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent Person thereof). “Restricted Investment” means any Investment that is not a Permitted Investment. “Restricted Payment” has the meaning specified in Section 7.07. “Revaluation Date” means (a) with respect to any Committed Loan, each of the following: (i) each date of a Borrowing of an Alternative Currency Loan, (ii) each date of a continuation of an Alternative Currency Term Rate Loan pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance, amendment and/or extension of a Letter of Credit denominated in an Alternative Currency, (ii) each date of any payment by the applicable L/C Issuer under any Letter of Credit denominated in an Alternative Currency, (iii) in the case of all Existing Letters of Credit denominated in Alternative Currencies, the Effective Date, and (iv) such additional dates as the Administrative Agent or the applicable L/C Issuer shall determine or the Required Lenders shall require. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate Outstanding Amount at such time of its Committed Loans and the aggregate Outstanding Amount of such Lender’s participation in L/C Obligations and Swing Line Loans at such time. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc. and any successor thereto. “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanction(s)” means any international economic sanction imposed, administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, the Netherlands, His Majesty’s Treasury or the Government of Japan. (including, as of the First Amendment Effective Date, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic and the non-government controlled Zaporizhzhia and Kherson regions of Ukraine). “Scheduled Unavailability Date” means the Alternative Currency Scheduled Unavailability Date and/or the Term SOFR Scheduled Unavailability Date as the context requires. “Scripps” means Scripps Networks Interactive, Inc., an Ohio corporation and any successor in interest thereto.

43 “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Section 112028 of the 2025 Tax Act” means Section 112028 of the One Big Beautiful Bill Act, H.R. 1, 119th Congress (2025) as approved by the U.S. House of Representatives (proposing new Section 899 of the Code) on May 22, 2025, if enacted, or any amended, successor, or other legislation enacted, in each case, to the extent substantively comparable and not materially more adverse to Lenders and, in either case, any United States Treasury Regulations thereunder or official interpretations thereof (for the avoidance of doubt, any such amended, successor or other legislation, if enacted, that imposes U.S. withholding on any amounts received by a Lender that otherwise qualifies for portfolio interest exemption shall not be considered substantively comparable). “Secured Obligations” has the meaning set forth in the Security Agreement. “Secured Parties” has the meaning set forth in the Security Agreement. “Securities Act” means the Securities Act of 1933, as amended from time to time. “Securitization Assets” means accounts receivable, loans, mortgages, royalties, other rights to payment, supporting obligations therefor, proceeds therefrom and other related assets customarily disposed of or pledged in connection with non-recourse receivables financings or factorings or securitization facilities (as determined in good faith by the Company or any Subsidiary). “Securitization Subsidiary” means any Subsidiary formed for purposes of consummating any Permitted Securitization Financing and which holds no material assets other than Securitization Assets and which is engaged in no material activities other than those related to such Permitted Securitization Financing. “Security Agreement” means, collectively, the Security Agreement, dated as of the First Amendment Effective Date, substantially in the form of Exhibit J, by and among the Loan Parties, the Collateral Agent, the Administrative Agent and the administrative agent under the Bridge Loan Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, together with each other Security Agreement Supplement, guaranty and guaranty supplement delivered pursuant to Section 6.15 or Section 6.17. “Security Agreement Supplement” means, collectively, any security agreement supplement entered into in connection with, and pursuant to the terms of, the Security Agreement. “Significant Shareholder” means each of (a) Advance/Newhouse Programming Partnership, (b) the Facility Guarantor or any of its Subsidiaries, and (c) any other Person if 50% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account any option rights) is “beneficially owned” (as defined in Rules 13d-3 and 13d-5 under the Securities and Exchange Act of 1934), directly or indirectly, by Advance/Newhouse Programming Partnership or the Facility Guarantor or one of its Subsidiaries or any combination thereof. “Significant Subsidiary” means, as of any date of determination, each direct or indirect Subsidiary of the Company that either (i) has assets as of such date the book value of which is equal to 5% or more of the consolidated total assets as of the last day of the four fiscal quarter period of the Company most recently ended for which financial information is available or (ii) had revenues in such four fiscal quarter period equal to 5% or more of the consolidated total revenues of the Company and its Subsidiaries. For the purpose

44 of the foregoing calculations, the assets and revenues of a Subsidiary shall be deemed to include the assets and revenues of its Subsidiaries. “SOFR” means, with respect to any applicable determination date, the Secured Overnight Financing Rate published on the fifth U.S. Government Securities Business Day preceding such date by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided however that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first U.S. Government Securities Business Day immediately prior thereto. “SOFR Adjustment” means for any calculation with respect to a Term SOFR Loan, (x) if the Interest Period for such Term SOFR Loan is one month or less, a percentage equal to 0.00% (zero) per annum, and (y) otherwise, for any other Interest Period for such Term SOFR Loan a percentage equal to 0.10% (10 basis points) per annum. “SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time. “SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto. “Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. “Specified Transaction” means (a) any Investment or series of related Investments in Equity Interests or assets constituting a line of business of a Person or Persons made by the Company or any of its Subsidiaries in an amount in excess of $225,000,000 made during any Measurement Period in which the aggregate amount of all Investments made by the Company and its Subsidiaries exceeds (or would exceed) $675,000,000, and (b) any Disposition or series of related Dispositions of Equity Interests or assets constituting a line of business of a Person or Persons made by the Company or any of its Subsidiaries in an amount in excess of $225,000,000 made during any Measurement Period in which aggregate amount of all Dispositions made by the Company and its Subsidiaries exceeds (or would exceed) $675,000,000. “Spin-Off” means the distribution by the Facility Guarantor of not less than 80% of the common Equity Interests of a Subsidiary that owns the Streaming and Studios business of the Facility Guarantor and its Subsidiaries as described in the Facility Guarantor’s press release dated June 9, 2025, announcing such transaction. “Spot Rate” for any currency shall mean the rate determined in good faith by the Administrative Agent or the applicable L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided, that the Administrative Agent or the applicable L/C Issuer, as applicable, may obtain such spot rate from another financial institution designated by the Administrative Agent or the applicable L/C Issuer, as applicable, if the Person acting in such capacity does not have as of the date of determination a spot buying rate for such currency; provided, further, that

45 the applicable L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. “Standard Securitization Undertakings” means representations, warranties, covenants (including repurchase obligations) and indemnities entered into by the Company or any Subsidiary that the Company or such Subsidiary, as applicable, has determined in good faith are customary for “non-recourse” accounts receivables financings or factoring or securitization financings. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Stock Certificates” has the meaning set forth in Section 6.16. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company and each Subsidiary Guarantor and any Subsidiary thereof. All references herein to a “wholly-owned Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which all of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, directly, or indirectly through one or more intermediaries, or both, by such Person, other than, to the extent required by the applicable laws of the jurisdiction of organization of such entity (a) any such shares that are required by such laws to be owned by the government of such jurisdiction or individuals or corporate citizens of such jurisdiction in order for such entity to transact business in such jurisdiction and (b) directors qualifying shares. Notwithstanding anything to the contrary in the immediately preceding sentence, for all purposes of this Agreement, Animal Planet, LP, a Delaware limited partnership, shall be deemed to be a wholly-owned Subsidiary of the Company if, and so long as, its Equity Interests are beneficially owned at least 85% either (i) directly by the Company or indirectly by the Company through one or more Subsidiaries of the Company and (ii) the remainder, if any, either directly by the Facility Guarantor or indirectly by the Facility Guarantor through one or more other Subsidiaries of the Facility Guarantor. “Subsidiary Guarantor” has the meaning specified in Section 10.01means, collectively, each Subsidiary of the Facility Guarantor that has become a party to the Guaranty and that has not been released as a Subsidiary Guarantor. “Successor Rate” has the meaning specified in Section 3.03(c). “Supplying Lender” has the meaning specified in Section 3.01(g). “Supported QFC” has the meaning specified in Section 11.21. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar

46 transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a borrowing consisting of simultaneous Swing Line Loans in the same currency made by a Swing Line Lender pursuant to Section 2.04. “Swing Line Dollar Lender” means Bank of America in its capacity as provider of Swing Line Loans in respect of the Swing Line Dollar Sublimit, and any successor swing line lender hereunder. “Swing Line Dollar Sublimit” means an amount equal to the lesser of (a) $200,000,000 and (b) the Aggregate Commitments. The Swing Line Dollar Sublimit is part of, and not in addition to, the Aggregate Commitments. “Swing Line Euro Lender” means each of Bank of America and JPMorgan Chase Bank, N.A., in their respective capacities as a provider of Swing Line Loans in respect of the Swing Line Euro Sublimit, and any successor swing line lender hereunder. “Swing Line Euro Sublimit” means an amount denominated in Euros in a Dollar Equivalent amount not to exceed the lesser of (a) $325,000,000 and (b) the Aggregate Commitments. The Swing Line Euro Sublimit is part of, and not in addition to, the Aggregate Commitments. “Swing Line Lender” means, collectively, (a) the Swing Line Dollar Lender and (b) the Swing Line Euro Lender. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company. “Swing Line Sublimit” means an amount equal to the lesser of (a) the sum of (i) the Swing Line Dollar Sublimit and (ii) the Swing Line Euro Sublimit and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property

47 creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “T2” means the real time gross settlement system operated by the Eurosystem, or any successor system. “TARGET Day” means any day on which T2 is open for the settlement of payments in Euro. “Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Loan Document. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tender and Consent” means the cash tender offers and consent solicitations by the Company, WarnerMedia Holdings, WarnerMedia, LLC and Historic TW Inc. pursuant to the Offer to Purchase and Consent Solicitation Statement, dated June 9, 2025, as amended, supplemented or otherwise modified prior to the First Amendment Effective Date. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term; provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Loan” means a Committed Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Scheduled Unavailability Date” has the meaning specified in Section 3.03(b). “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

48 “Threshold Amount” means $400,000,000. “Total Credit Exposure” means, as to any Lender, at any time, the unused Commitments and Revolving Credit Exposure of such Lender at such time. “Total Outstandings” means the aggregate Outstanding Amount of all Committed Loans, all Swing Line Loans and all L/C Obligations. “Trade Date” has the meaning specified in Section 11.06(b)(i)(B). “Transactions” means, collectively, any and all of the following (whether or not consummated): (i) the entry into this Agreement, and the initial incurrence of Indebtedness hereunder, (ii) the Refinancing and (iii) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing). “TW Bonds” means, collectively, (a) the notes issued pursuant to the Indenture dated as of January 15, 1993, by and among Historic TW Inc. (“Historic TW”) (in its capacity as successor to Time Warner Companies, Inc. (“TWCI”)), Warner Media, LLC (in its capacity as successor to Time Warner Inc.), Historic AOL LLC (formerly known as AOL LLC) (“AOL”), Turner Broadcasting System, Inc. (“TBS”), Home Box Office, Inc. (“HBO”) and The Bank of New York Mellon (formerly known as The Bank of New York) (“BNY Mellon”) (as successor trustee to The Chase Manhattan Bank (formerly known as Chemical Bank)) as Trustee, and any supplemental indentures thereto, (b) the notes issued pursuant to the Indenture dated as of June 1, 1998, by and among Historic TW (including in its capacity as successor to TWCI), Warner Media, LLC (in its capacity as successor to Time Warner Inc.), TBS, AOL, HBO and BNY Mellon (as successor trustee to The Chase Manhattan Bank), as Trustee, and any supplemental indentures thereto, (c) the notes issued pursuant to the Indenture dated as of April 19, 2001, by and among Warner Media, LLC (in its capacity as successor to Time Warner Inc.), AOL, Historic TW (including in its capacity as successor to TWCI), TBS, HBO and BNY Mellon (as successor trustee to The Chase Manhattan Bank), as Trustee, and any supplemental indentures thereto, (d) the notes issued pursuant to the Indenture dated as of November 13, 2006, by and among Warner Media, LLC (in its capacity as successor to Time Warner Inc.), Historic TW (including in its capacity as successor TWCI), TBS and BNY Mellon, as Trustee, and any supplemental indentures thereto, and (e) the notes issued pursuant to the Indenture dated as of March 11, 2010, by and among Warner Media, LLC (in its capacity as successor to Time Warner Inc.), Historic TW, HBO, TBS and BNY Mellon, as Trustee, and any supplemental indentures thereto. “Type” means, with respect to a Committed Loan, its character as a Base Rate Loan, a Term SOFR Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance). “UK Borrower” means a Borrower resident or organized in the United Kingdom; “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

49 “UK Qualifying Lender” means a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance to a UK Borrower under a Loan Document and is: (i) a Lender: (A) which is a bank (as defined for the purpose of section 879 of the Income Tax Act 2007) making an advance under a Loan Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the Corporation Tax Act 2009; or (B) in respect of an advance made under this Agreement or any of the other Loan Documents by a person that was a bank (as defined for the purpose of section 879 of the Income Tax Act 2007) at the time that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or (ii) a Lender which is: (A) a company resident in the United Kingdom for United Kingdom tax purposes; or (B) a partnership each member of which is: (i) a company so resident in the United Kingdom, or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the Corporation Tax Act 2009; or (C) a Lender which is a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009) of that company; or (iii) a UK Treaty Lender; or (iv) a Lender which is a building society (as defined for the purpose of section 880 of the ITA) making an advance to a UK Borrower under a Loan Document; “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “UK Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document is either: (i) a company resident in the United Kingdom for United Kingdom tax purposes; (ii) a partnership each member of which is: (i) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the Corporation Tax Act 2009; or (iii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009) of that company; “UK Tax Deduction” has the meaning assigned to such term in Section 3.01(a)(iv).

50 “UK Treaty Lender” means a Lender which: (i) is treated as a resident of a UK Treaty State for the purposes of the UK Treaty; (ii) does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and (iii) meets all other conditions under the UK Treaty for residents of that UK Treaty State to obtain full exemption from United Kingdom taxation on interest payable to that Lender in respect of any Loan, except that for this purpose it shall be assumed that any necessary procedural formalities have been satisfied. “UK Treaty State” means a jurisdiction having a double taxation agreement (a “UK Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i). “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning specified in Section 11.22. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3). “VAT” means: (i) any value added tax imposed by the Value Added Tax Act 1994, (ii) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and (iii) any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in clauses (i) or (ii) above, or imposed elsewhere. “WarnerMedia Holdings” means WarnerMedia Holdings, Inc. (f/k/a Magallanes, Inc.), a Delaware corporation and any successor in interest thereto. “WarnerMedia Holdings Bonds” means (a) the notes issued pursuant to the Indenture, dated as of March 15, 2022, by and among WarnerMedia Holdings, AT&T Inc. and U.S. Bank Trust Company, National Association, and any supplemental indentures thereto and (b) the notes issued pursuant to the Indenture, dated as of March 10, 2023, by and among WarnerMedia Holdings, the Facility Guarantor and U.S. Bank Trust Company, National Association, and any supplemental indentures thereto.

51 “Weighted Average Life to Maturity” means, when applied to any Indebtedness, at any date, the number of years (and/or portion thereof) obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of such Indebtedness, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Wholly-Owned Subsidiary” means any Subsidiary all of the Equity Interests of which (other than directors’ qualifying shares) are owned directly or indirectly by the Facility Guarantor and its Wholly- Owned Subsidiaries. “Works” means motion pictures, video, television, interactive or multi-mediamulti-media programming, audio-visualaudiovisual works, sound recordings, books and other literary or written material, any software, copyright or other intellectual property related thereto, acquired directly or indirectly by purchase, business combination, production, creation or otherwise, any component of the foregoing or rights therein or with respect thereto, of every kind and character, and all improvements thereon, products and proceeds thereof and revenues derived therefrom. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable UK Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yen” and “¥” mean the lawful currency of Japan. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property”

52 shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vii) any reference to any IRS form shall be construed to include any successor form. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Dutch provisions relating to Dutch Borrowers. Without prejudice to the generality of any provision of this Agreement, in this Agreement where it relates to a Dutch Borrower, a reference to: (i) a winding-up, administration or dissolution includes a Dutch entity being: (A) declared bankrupt (failliet verklaard); (B) dissolved (ontbonden); (ii) any step or procedure taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990) or Section 60 of the Social Insurance Financing Act of the Netherlands (Wet Financiering Sociale Verzekeringen) in conjunction with Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990); (iii) a liquidator includes a curator, a beoogd curator, bewindvoerder, beoogd bewindvoerder, herstructureringsdeskundige or an observator; (iv) an administrator includes a bewindvoerder or a beoogd curator; (v) a receiver or an administrative receiver does not include a curator or bewindvoerder; (vi) an attachment includes a beslag; (vii) The Netherlands means the European part of the Netherlands and Dutch means in or of The Netherlands; (viii) constitutional documents means the articles of association (statuten) and deed of incorporation (akte van oprichting) and an up-to-date extract of registration of the Trade Register of the Dutch Chamber of Commerce; (ix) negligence means nalatigheid; (x) gross negligence means grove nalatigheid; (xi) wilful misconduct means bewuste roekeloosheid; and (xii) necessary corporate or other organizational action to authorize, where applicable, includes without limitation:

53 (A) any action required to comply with the Works Councils Act of the Netherlands (Wet op de ondernemingsraden); and (B) obtaining a positive or neutral advice (advies) from each competent works council which, if conditional, contains conditions which can reasonably be complied with and would not cause and are not reasonably likely to cause a breach with any term of any the Loan Documents. (e) Any reference herein to a merger, consolidation, amalgamation, conveyance, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or a limited partnership, as applicable, or an allocation of assets to a series of a limited liability company or a limited partnership, as applicable (or the unwinding of such a division or allocation), as if it were a merger, consolidation, amalgamation, conveyance, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company or a limited partnership, as applicable, shall constitute a separate Person hereunder (and each division of any limited liability company or any limited partnership, as applicable, that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). (f) If any Subsidiary Guarantor and its Subsidiaries are Subsidiaries of the Facility Guarantor but not Subsidiaries of the Company, so long as such Subsidiary Guarantor and its Subsidiaries are and remain Subsidiaries of the Facility Guarantor, such Subsidiary Guarantor and its Subsidiaries shall be treated as if they were Subsidiaries of the Company for all purposes (including for purposes of Section 7.06) under this Agreement. 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, in no event will any lease that would have been categorized as an operating lease as determined in accordance with GAAP prior to giving effect to the Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect), or any modification or interpretative change to GAAP subsequent to the date hereof, be considered a Capital Lease for purposes of this Agreement. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Company and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this

54 Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. (c) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Facility Guarantor and its Subsidiaries or to the determination of any amount for the Facility Guarantor and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Facility Guarantor is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein. (d) Pro Forma Determinations. Notwithstanding anything in this Agreement to the contrary: (i) if on any date of determination pPro fForma cCompliance with the requirements of this Agreement is a condition precedent to the consummation of a proposed transaction pursuant to any provision of this Agreement, then for that purpose such compliance shall be determined on a Pro Forma Basis giving effect to (A) such proposed transaction and (B) without duplication, any Specified Transaction that has been consummated during the Measurement Period then most recently ended for which financial statements have been delivered pursuant to Section 6.01 or during the period following such Measurement Period and prior to such date, in each case, as of the first day of such Measurement Period, provided that, for the avoidance of doubt, where compliance with the terms of this Agreement on a Pro Forma Basis is required with respect to Section 7.06, the financial covenants contained therein shall be tested on a Pro Forma Basis on the applicable date of determination; (ii) for each Specified Transaction that is consummated during any Measurement Period, compliance with the requirements of this Agreement shall be determined on a Pro Forma Basis giving effect to such Specified Transaction as of the first day of such Measurement Period; and (iii) for the purpose of calculating Consolidated EBITDA, Consolidated Interest Charges and Consolidated Net Income for any Measurement Period, if during such period the Company or any Subsidiary shall have made a significant acquisition or significant disposition (with significance calculated in accordance with Article 11 of Regulation S-X under the Securities Act), each of Consolidated EBITDA, Consolidated Interest Charges and Consolidated Net Income shall be calculated giving Pro Forma Effect thereto as if such significant acquisition or disposition occurred on the first day of such period. 1.04 Rounding. Any financial ratios required to be maintained by the Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the applicable L/C Issuer, as applicable, shall determine the Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable.

55 (b) Wherever in this Agreement in connection with a Committed Borrowing, conversion, continuation or prepayment of a Term SOFR Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Committed Borrowing, Term SOFR Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be. (c) If any Indebtedness or Liens is incurred to refinance other Indebtedness denominated in a foreign currency (or in a different currency from such Indebtedness so being incurred), and any such refinancing would cause any threshold based on a dollar amount to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such threshold shall be deemed not have been exceeded so long as the principal amount of such refinancing Indebtedness or Liens do not exceed (i) the outstanding or committed principal amount (whichever is higher) of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) incurred or payable in connection with such refinancing. 1.06 Additional Alternative Currencies. (a) The Company may from time to time request that Alternative Currency Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in clause (i) of the definition of “Alternative Currency”; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely convertible into Dollars. In the case of any such request with respect to the making of Alternative Currency Loans, such request shall be subject to the approval of the Administrative Agent and each Lender; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the applicable L/C Issuer. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 15 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the applicable L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Alternative Currency Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify each L/C Issuer thereof. Each Lender (in the case of any such request pertaining to Term SOFR Loans) or each L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Alternative Currency Loans or the issuance of Letters of Credit, as the case may be, in such requested currency. (c) Any failure by a Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the L/C Issuer, as the case may be, to permit Alternative Currency Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Lenders consent to making Alternative Currency Loans in such requested currency and the Administrative Agent and such Lenders reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify the Company and (i) the Administrative Agent and such Lenders (with the consent of the Company) may amend the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate and (ii) to the extent the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency for purposes of any Borrowings of Alternative Currency Loans. If the Administrative Agent and the L/C Issuer

56 consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Company and (iii) the Administrative Agent and the L/C Issuer (with the consent of the Company) may amend the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate and (iv) to the extent the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency, for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Company. 1.07 Change of Currency. (a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the applicable interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. 1.08 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.09 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall, for all purposes other than calculating Letter of Credit Fees and fronting fees, be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.10 Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Alternative Currency Daily Rate”, “Alternative Currency Term Rate”, “Term SOFR” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any of such rate (including, without limitation, any Successor Rate) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may

57 engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 Committed Loans. Subject to the terms and conditions set forth herein (including Section 2.14), each Lender severally agrees to make loans (each such loan, a “Committed Loan”) to the Company and to any other Borrowers designated to receive Committed Loans hereunder, in Dollars or in one or more Alternative Currencies from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Committed Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitments and (ii) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the applicable Borrowers may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans, Term SOFR Loans, Alternative Currency Daily Rate Loans or Alternative Currency Term Rate Loans, as further provided herein. The Borrowers designated to receive Loans as of the Effective Date are set forth on Schedule 2.01A. 2.02 Borrowings, Conversions and Continuations of Committed Loans. (a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Term SOFR Loans or Alternative Currency Term Rate Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by: (A) telephone or (B) a Committed Loan Notice. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Committed Loans, (ii) three Business Days (or four Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing of Alternative Currency Loans or, in the case of Alternative Currency Term Rate Loans, any continuation, and (iii) on the requested date of any Borrowing of Base Rate Committed Loans. Each telephonic notice by the Company pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Company. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Company is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Term SOFR Loans or Alternative Currency Term Rate Loans, (ii) the requested date of the Borrowing, conversion or

58 continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, (vi) the currency of the Committed Loans to be borrowed, and (vii) if applicable, the Designated Borrower. If the Company fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Committed Loans so requested shall be made in Dollars. If the Company fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Company fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of (x) Committed Loans denominated in an Alternative Currency or (y) Committed Loans to a Designated Borrower that is a Foreign Subsidiary, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one month. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Company requests a Borrowing of, conversion to, or continuation of Term SOFR Loans or Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Applicable Percentage of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Company, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans, continuation of Committed Loans denominated in a currency other than Dollars, or the continuation of a Committed Loan to a Designated Borrower that is a Foreign Subsidiary, in each case as described in the preceding subsection. In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 12:30 p.m., in the case of any Committed Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Committed Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Company or other applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Company; provided, however, that if, on the date the Committed Loan Notice with respect to such Borrowing denominated in Dollars is given by the Company, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and, second, shall be made available to the applicable Borrower as provided above. (c) Except as otherwise provided herein, a Term SOFR Loan or an Alternative Currency Term Rate Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan or Alternative Currency Term Rate Loan, as applicable. During the existence of an Event of Default, no Committed Loans may be requested as, converted to or continued as Term SOFR Loans or as Alternative Currency Term Rate Loans, as applicable, having Interest Periods of greater than one month (whether in Dollars or any Alternative Currency) without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Committed Loans constituting Term SOFR Loans or as Alternative Currency Term Rate Loans, as applicable, be prepaid, or redenominated into Dollars

59 in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto. (d) The Administrative Agent shall promptly notify the Company and the Lenders of the interest rate applicable to any Interest Period for Term SOFR Loans or Alternative Currency Term Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Company and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than twelve Interest Periods in effect with respect to all Committed Loans. (f) The failure of any Lender to make any Committed Loan to be made by it as part of any Committed Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Committed Loan on the date of such Committed Borrowing. Except as expressly contemplated by Section 2.16(a)(iv), no Lender shall be responsible for the failure of any other Lender to make any Committed Loan to be made by such other Lender on the date of any Committed Borrowing. (g) With respect to any Alternative Currency Daily Rate, Alternative Currency Term Rate, Term SOFR or SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective. 2.03 Letters of Credit. (a) Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein (including Section 2.01), (A) each L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Company or any Subsidiary, and to amend or extend, Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Company and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the L/C Obligations issued by and owing to any L/C Issuer shall not exceed its L/C Commitment unless otherwise agreed to by such L/C Issuer in its sole discretion, and shall not exceed the Letter of Credit Sublimit in any event, (x) the Total Outstandings shall not exceed the Aggregate Commitments, (y) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Company for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Company that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Company’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Company may, during the foregoing

60 period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Effective Date shall be subject to and governed by the terms and conditions hereof. (ii) No L/C Issuer shall issue any Letter of Credit, if: (A) subject to Section 2.03(b)(iii), the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the applicable L/C Issuer and the Required Lenders have approved such expiry date; or (B) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless the applicable L/C Issuer and all the Lenders have approved such expiry date. (iii) No L/C Issuer shall be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such L/C Issuer in good faith deems material to it; (B) the issuance of the Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally; (C) except as otherwise agreed by the Administrative Agent and such L/C Issuer, the Letter of Credit is in an initial stated amount less than $100,000; (D) except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency; (E) such L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency; or (F) any Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the Company or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.17(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed

61 to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion. (iv) No L/C Issuer shall amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof. (v) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (vi) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and such L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Company delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Company. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by such L/C Issuer, by personal delivery or by any other means acceptable to such L/C Issuer. Such Letter of Credit Application must be received by such L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the applicable L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the applicable L/C Issuer may reasonably require. Additionally, the Company shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the applicable L/C Issuer or the Administrative Agent may reasonably require.

62 (ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Company and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the applicable L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV or in the proviso in Section 2.03(a)(i)(w) – (z) shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Company or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit. (iii) If the Company so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto- Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Company shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) such L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that no L/C Issuer shall permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Company that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the applicable L/C Issuer not to permit such extension. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Company and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Company and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Company shall reimburse the applicable L/C Issuer in such Alternative Currency, unless (A) such L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in

63 Dollars, the Company shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the Company will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the applicable L/C Issuer shall notify the Company of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 12:00 noon on the date of any payment by the applicable L/C Issuer under a Letter of Credit to be reimbursed in Dollars, if the Company has been so notified at or before 11:00 a.m. on such date, otherwise not later than 11:00 a.m. on the next Business Day, or the Applicable Time on the date of any payment by such L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the Company shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable Alternative Currency. In the event that (A) a drawing denominated in an Alternative Currency is to be reimbursed in Dollars pursuant to the second sentence in this Section 2.03(c)(i) and (B) the Dollar amount paid by the Company, whether on or after the Honor Date, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency equal to the drawing, the Company agrees, as a separate and independent obligation, to indemnify the applicable L/C Issuer for the loss resulting from its inability on that date to purchase the Alternative Currency in the full amount of the drawing. If the Company fails to timely reimburse the applicable L/C Issuer on the Honor Date, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof. In such event, the Company shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the applicable L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar- denominated payments in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Company in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer in Dollars. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

64 (iv) Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of such L/C Issuer. (v) Each Lender’s obligation to make Committed Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such L/C Issuer, the Facility Guarantor, the Company, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Company of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Company to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the applicable L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Company or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof in Dollars and in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the

65 Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Obligations Absolute. The obligation of the Company to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Facility Guarantor, the Company or any other Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) waiver by any L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of the Company or any waiver by any L/C Issuer which does not in fact materially prejudice the Company; (v) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; (vi) any payment made by the applicable L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable; (vii) any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver, judicial manager or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (viii) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Facility Guarantor, the Company or any other Subsidiary or in the relevant currency markets generally; or (ix) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Facility Guarantor, the Company or any other Subsidiary.

66 The Company shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Company’s instructions or other irregularity, the Company will immediately notify the applicable L/C Issuer. The Company shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as aforesaid. (f) Role of L/C Issuer. Each Lender and the Company agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the applicable L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the applicable L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the applicable L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Company may have a claim against the applicable L/C Issuer, and such L/C Issuer may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the applicable L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The applicable L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary. (g) Applicability of ISP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Company when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, the applicable L/C Issuer shall not be responsible to the Company for, and such L/C Issuer’s rights and remedies against the Company shall not be impaired by, any action or inaction of such L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where such L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade—International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.

67 (h) Letter of Credit Fees. The Company shall pay to the Administrative Agent for the account of each Lender in accordance, subject to adjustment as provided in Section 2.17, with its Applicable Percentage, in Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first full fiscal quarter following the Effective Date (if applicable), on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. (i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Company shall pay directly to the applicable L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit, at the rate per annum specified in the Joint Fee Letter (with respect to Letters of Credit issued by any L/C Issuer party thereto) or as separately agreed upon in writing from time to time between the Company and any other L/C Issuer, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. In addition, the Company shall pay directly to the applicable L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (k) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of a Subsidiary of the Company, the Company shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Company hereby acknowledges that the issuance of Letters of Credit in support of obligations of a Subsidiary of the Company inures to the benefit of the Company, and that the Company’s business derives substantial benefits from the businesses of its Subsidiaries. 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, each Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in its sole discretion, make loans (each such loan, a “Swing Line Loan”) to (i) in the case of Bank of America, the Company, which shall consist of Swing Line Loans denominated in Dollars, in an aggregate principal amount not to exceed the Swing Line Dollar Sublimit, and (ii) in the case of each of Bank of America and JPMorgan Chase Bank, N.A., any Designated Borrower (other than any Designated Borrower that is organized in the United States) approved by both of the Swing Line Euro Lenders, which shall consist of

68 Swing Line Loans denominated in Euro, in an aggregate principal amount not to exceed (1) the Swing Line Euro Sublimit, (2) in the case of Bank of America, a Dollar Equivalent of $162,500,000 and (3) in the case JPMorgan Chase Bank, N.A., a Dollar Equivalent of $162,500,000, in each case from time to time on any Business Day during the Availability Period; provided, that (x) after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Aggregate Commitments and (ii) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Commitment, (y) the Company shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) the applicable Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan denominated in (i) Dollars shall be a Base Rate Loan and (ii) Euros shall be an Euro Overnight Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the applicable Borrower’s irrevocable notice to the applicable Swing Line Lender and the Administrative Agent, which may be given by: (A) telephone (in the case of Swing Line Loans issued by Bank of America only) or (B) a Swing Line Loan Notice. Each such notice must be received by the applicable Swing Line Lender and the Administrative Agent not later than 1:00 p.m. Eastern time (in the case of Dollar-denominated Swing Line Loans) or 11:00 a.m. London time (in the case of Euro-denominated Swing Line Loans) on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $1,000,000/€1,000,000 or a whole multiple of $500,000/€500,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice to Bank of America in its capacity as Swing Line Lender must be confirmed promptly by delivery to it and the Administrative Agent of a written Swing Line Loan Notice in such form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower. Promptly after receipt by the applicable Swing Line Lender of any Swing Line Loan Notice, the applicable Swing Line Lender will confirm with the Administrative Agent in writing that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the applicable Swing Line Lender will notify the Administrative Agent in writing of the contents thereof. Unless the applicable Swing Line Lender has received notice in writing from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. Eastern time (in the case of Dollar- denominated Swing Line Loans) or 12:00 noon London time (in the case of Euro-denominated Swing Line Loans) on the date of the proposed Swing Line Borrowing (A) directing the applicable Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the applicable Swing Line Lender will, not later than 3:00 p.m. Eastern time (in the case of Dollar-denominated Swing Line Loans) or 3:00 p.m. London time (in the case of Euro-denominated Swing Line Loans) on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the applicable Borrower by wire transfer to the account specified by the applicable Borrower in its Swing Line Loan Notice. (c) Refinancing of Swing Line Loans. (i) The applicable Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the applicable Borrower (which hereby irrevocably authorizes the applicable Swing Line Lender to so request on its behalf), that each Lender make a Term SOFR

69 Loan or Alternate Currency Term Rate Loan (with a one-month Interest Period) in the applicable currency in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Term SOFR Loans or Alternate Currency Term Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02. The applicable Swing Line Lender shall furnish the applicable Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the applicable Swing Line Lender at the Administrative Agent’s Office for payments in such currency not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Term SOFR Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.04(c)(i), the request for Term SOFR Loans or Alternate Currency Term Rate Loans submitted by the applicable Swing Line Lender as set forth herein shall be deemed to be a request by the applicable Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the applicable Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Lender fails to make available to the Administrative Agent for the account of the applicable Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the applicable Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the applicable Swing Line Lender at a rate per annum equal to the applicable Overnight Rate (in the case of Dollar- denominated Swing Line Loans) or the Euro Overnight Rate (in the case of Euro- denominated Swing Line Loans) from time to time in effect, plus any administrative processing or similar fees customarily charged by the applicable Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the applicable Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the applicable Swing Line Lender, the applicable Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.04(c) is subject to the conditions

70 set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Company to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the applicable Swing Line Lender receives any payment on account of such Swing Line Loan, the applicable Swing Line Lender (through the Administrative Agent) will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the applicable Swing Line Lender. (ii) If any payment received by the applicable Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by such Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the applicable Swing Line Lender in its discretion), each Lender shall pay to such Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate (in the case of Dollar-denominated Swing Line Loans) or the Euro Overnight Rate (in the case of Euro-denominated Swing Line Loans). The Administrative Agent will make such demand upon the request of the applicable Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. Each Swing Line Lender shall be responsible for invoicing the applicable Borrower for interest on the Swing Line Loans made by it. Until each Lender funds its Term SOFR Loan or Alternate Currency Term Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the applicable Swing Line Lender. (f) Payments Directly to Swing Line Lender. The applicable Borrower shall make all payments of principal and interest in respect of its Swing Line Loans directly to the applicable Swing Line Lender. 2.05 Prepayments. (a) Each Borrower may, upon notice from the Company to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be in a form reasonably acceptable to the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer, and received by the Administrative Agent not later than 11:00 a.m. (A) two Business Days prior to any date of prepayment of Term SOFR Loans, (B) three Business Days (or four, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Alternative Currency Loans and (C) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; (iii) any prepayment of Alternative Currency Loans (other than Alternative Currency Daily Rate Loans) shall be in a minimum principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iv) any prepayment of Base Rate Committed Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment, the Type(s) of Committed Loans to be prepaid, and, if Term SOFR Loans or Alternative Currency Term Rate Loans are to be prepaid, the Interest Period(s) of such Loans, and any such notice may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the

71 effectiveness of other credit facilities), in which case such notice may be revoked by the Company (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. The Administrative Agent will promptly notify each Lender of its receipt of each such notice in respect of any Committed Loans, and of the amount of such Lender’s Applicable Percentage of such prepayment. Following such notice by the Company, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of any Term SOFR Loan and any Alternative Currency Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required to be paid pursuant to Section 3.05. Subject to Section 2.17, each such prepayment of Committed Loans shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages. (b) The applicable Borrower may, upon notice to the applicable Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the applicable Swing Line Lender and the Administrative Agent not later than 1:00 p.m. Eastern time (in the case of Dollar-denominated Swing Line Loans) or 11:00 a.m. London time (in the case of Euro- denominated Swing Line Loans) on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000/€100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the applicable Borrower, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (c) If the Administrative Agent notifies the Company at any time that the Total Outstandings at such time exceed an amount equal to 105% of the Aggregate Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrowers shall prepay Committed Loans and/or the Company shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Aggregate Commitments then in effect; provided, however, that, subject to the provisions of Section 2.16(a), the Company shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless after the prepayment in full of the Committed Loans, the Total Outstandings exceed the Aggregate Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations. 2.06 Termination or Reduction of Commitments. The Company may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Company shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such Sublimit shall be automatically reduced by the amount of such excess; provided that any such reduction in the Sublimit shall be allocated between the Letter of Credit Sublimit, the Swing Line Dollar Sublimit and the Swing Line Euro Sublimit as directed by the Company and, in the absence of such direction, pro rata among the Swing Line Dollar Sublimit, the Swing Line Euro Sublimit and the Letter of Credit Sublimit, and (v) any such notice may state that it is conditioned upon the occurrence or non- occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Company (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. The Administrative Agent will

72 promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. The amount of any such Aggregate Commitment reduction shall not be applied to the Letter of Credit Sublimit or the Swing Line Sublimit unless otherwise specified by the Company. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage (other than a reduction pursuant to Section 2.14(f)). All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. 2.07 Repayment of Loans. In each case subject to the terms and provisions of the Pari Passu Intercreditor Agreement: (a) 2.07 Repayment of Loans. (a) EachThe Borrowers shall repay to the Administrative Agent for the ratable account of the Lenders on the Maturity Date the aggregate principal amount of Committed Loans made to such Borrower outstanding on such date. (b) The Company shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date. 2.08 Interest. (a) Subject to the provisions of subsection (b) below, (i) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate; (ii) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate, (iii) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate; (iv) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate; and (v) (x) each Swing Line Loan denominated in Dollars shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate and (y) each Swing Line Loan denominated in Euros shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Euro Overnight Rate plus the Applicable Rate for Term SOFR Loans. (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) If any amount (other than principal of any Loan) payable by any Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

73 2.09 Fees. In addition to certain fees described in subsections (h) and (i) of Section 2.03: (a) Facility Fee. The Company shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a facility fee (the “Facility Fee”) in Dollars equal to the Applicable Rate times the actual daily amount of the Aggregate Commitments (or, if the Aggregate Commitments have terminated, on the Total Outstandings), regardless of usage, subject to adjustment as provided in Section 2.17. The Facility Fee shall accrue at all times during the Availability Period (and thereafter so long as any Committed Loans, Swing Line Loans or L/C Obligations remain outstanding), including at any time during which one or more of the applicable conditions in Section 4.02 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first full fiscal quarter following the Effective Date, and on the last day of the Availability Period (and, if applicable, thereafter on demand). The Facility Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) Other Fees. (i) The Company shall pay to the Arrangers and Administrative Agent for their own respective accounts, in Dollars, fees in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) The Company shall pay to the Lenders, in Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) and for Loans denominated in Alternative Currencies (other than Alternative Currency Loans with respect to EURIBOR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest, including those with respect to Term SOFR Loans and Alternative Currency Loans determined by reference to EURIBOR, shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.11 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to a Borrower made through the Administrative Agent, such Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to such Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.

74 (b) In addition to the accounts and records referred to in subsection (a) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Committed Borrowing of Term SOFR Loans or Alternative Currency Term Rate Loans (or, in the case of any Committed Borrowing of Base Rate Loans or Alternative Currency Daily Rate Loans, prior to 12:00 noon on the date of such Committed Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Committed Borrowing of Base Rate Loans or Alternative Currency Daily Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by such Borrower, the interest rate applicable to Base Rate Loans, or in the case of Alternative Currencies, in accordance with such market practice, in each case, as applicable. If such Borrower and such Lender

75 shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Committed Loan included in such Committed Borrowing. Any payment by such Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the applicable L/C Issuer hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such L/C Issuer, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders or the applicable L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. With respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the applicable Borrower has not in fact made such payment or (2) the Administrative Agent has made a payment in excess of the amount so paid by such Borrower (whether or not then owed), if such Borrower has not in fact made such payment in such amount, then each of the Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to any Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to such Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Committed Loans and to make payments pursuant to Section 11.04(c), and of the Lenders to fund participations in Letters of Credit and Swing Line Loans, are several and not joint. The failure of any Lender to make any Committed Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan, to purchase its participation or to make its payment under Section 11.04(c).

76 (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Collateral Proceeds. Subject to the Pari Passu Intercreditor Agreement, with respect to any proceeds of Collateral received by the Administrative Agent or the Collateral Agent (whether as a result of any realization on the Collateral, any setoff rights, any distribution in connection with any proceedings or other action of any Loan Party in respect of Debtor Relief Laws or otherwise and whether received in cash or otherwise) (i) not constituting a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied on a pro rata basis among the relevant Lenders under the Loans being prepaid as specified by the Borrower) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, such funds shall be applied, subject to the provisions of any applicable intercreditor agreement, ratably first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent and the Collateral Agent from the Company or the Facility Guarantor, second, to pay any fees, indemnities or expense reimbursements then due to the Lenders (in their capacities as such) from the Borrowers, third, to pay interest (including post-petition interest, whether or not an allowed claim in any claim or proceeding under any Debtor Relief Laws) then due and payable on the Loans ratably, fourth, to repay principal on the Loans; fifth, to the payment of any other Obligation due to any Lender Party by the Borrowers; and sixth, after all of the Obligations have been paid in full (other than contingent indemnification obligations not yet due and owing), to the Company or as otherwise required by Law. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Committed Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Committed Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Committed Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Committed Loans and other amounts owing them, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.16, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Facility Guarantor or any Subsidiary thereof (as to which the provisions of this Section shall apply). Nothing in this Section 2.13 shall be construed to limit the applicability of Section 2.12(f) in the circumstances where Section 2.12(f) is applicable in accordance with its terms. Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party

77 rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 2.14 Designated Borrowers. (a) Effective as of the date hereof, each of the Company, Discovery Communications Europe Limited, a limited liability company organized under the laws of England and Wales with registered number 05039068, Discovery Corporate Services Limited, a limited liability company organized under the laws of England and Wales with registered number 08597513 and Discovery Communications Benelux B.V., a company organized under the laws of the Netherlands, shall be a “Designated Borrower” hereunder and may receive Loans for its account on the terms and subject to satisfaction of the conditions set forth in this Agreement. (b) The Company may at any time, upon not less than 14 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), request the designation of any additional wholly-owned Subsidiary of the Facility Guarantor (an “Applicant Borrower”) as a Designated Borrower to receive Loans hereunder by (i) delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit F (a “Designated Borrower Request and Assumption Agreement”) and (ii) promptly following a request by the Administrative Agent or any Lender, providing all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act (such obligations, collectively, the “KYC Obligations”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein (a) the Administrative Agent and the Lenders shall have received such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or the Lenders in their sole discretion (but which in no event shall be significantly more onerous, taken as a whole, to the Company or any of its Subsidiaries than the equivalent documents delivered by the Company or a Designated Borrower in Article IV hereof, except as necessary to comply with the equivalent conditions under the applicable law of the jurisdiction of such Applicant Borrower), and Notes signed by such new Borrowers to the extent any Lenders so require and (b) each Lender shall have complied with its KYC Obligations and be satisfied with the results thereof. In connection with any such approval consideration, the Administrative Agent and the Required Lenders may request of the Company an amendment to this Agreement to the extent necessary or advisable in their determination to comply with, qualify under or avoid registration pursuant to jurisdictional laws and regulations applicable to such Applicant Borrower (as an example, for the avoidance of doubt, amending this Agreement to impose greater borrowing minimums for a specific Designated Borrower). If the Administrative Agent and all the Lenders approve the Company’s request and agree that an Applicant Borrower shall become a Designated Borrower and be entitled to receive Loans hereunder, then promptly following receipt of all such requested resolutions, incumbency certificates, opinions of counsel and other documents or information, the Administrative Agent shall send a notice in substantially the form of Exhibit G (a “Designated Borrower Notice”) to the Company and the Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes hereof, whereupon each of the Lenders agrees to permit such Designated Borrower to receive Loans hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Designated Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no Committed Loan Notice or Letter of Credit Application may be submitted by or on behalf of such Designated Borrower until the date five Business Days after such effective date; provided, further, that Base Rate Loans may not be made to any Designated Borrower that is a Foreign Subsidiary.

78 (c) The Obligations of all Designated Borrowers that are Foreign Subsidiaries (i) shall be several in nature, and each such Foreign Subsidiary shall be liable solely for the Obligations directly incurred by it as a Designated Borrower hereunder, and (ii) shall be guaranteed by the Company and the Facility Guarantor. (d) Each Subsidiary of the Company that is or becomes a “Designated Borrower” pursuant to this Section 2.14 hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices, (iii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) the receipt of the proceeds of any Loans made by the Lenders to any such Designated Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given or taken only by the Company, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Company in accordance with the terms of this Agreement shall be deemed to have been delivered to each Designated Borrower. (e) The Company may from time to time, upon not less than 15 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate a Designated Borrower’s status, provided that there are no outstanding Loans payable by such Designated Borrower, or other amounts payable by such Designated Borrower on account of any Loans made to it, as of the effective date of such termination. The Administrative Agent will promptly notify the Lenders of any such termination of a Designated Borrower’s status. (f) (i) If the Company shall designate a Subsidiary as a Designated Borrower hereunder that is a Foreign Subsidiary, any Lender may, with notice to the Administrative Agent and the Company, fulfill its Commitment by causing an Affiliate of such Lender to act as the Lender in respect of such Designated Borrower. Additionally, (x) such Lender’s obligations under this Agreement shall remain unchanged, (y) such Lender shall remain solely responsible to the other parties hereto for the performance of those obligations, and (z) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. (ii) As soon as practicable after receiving notice from the Company or the Administrative Agent of the Company’s intent to designate a Subsidiary as a Designated Borrower, and in any event no later than five Business Days after the delivery of such notice, for a Foreign Subsidiary, any Lender that may not legally lend to, establish credit for the account of and/or do any business whatsoever with such Designated Borrower directly or through an Affiliate of such Lender as provided in the immediately preceding paragraph (a “Protesting Lender”) shall so notify the Company and the Administrative Agent in writing. With respect to each Protesting Lender, the Company shall, effective on or before the date that such Designated Borrower shall have the right to borrow hereunder, either (A) notify the Administrative Agent and such Protesting Lender that the Commitments of such Protesting Lender shall be terminated; provided that such Protesting Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from (if such Protesting Lender’s Commitments are assigned) the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company or the relevant Designated Borrower (in the case an assignment, of all other amounts or, if such Commitments are terminated, of such

79 outstanding principal and accrued interest, fees and other amounts), or (B) cancel its request to designate such Subsidiary as a “Designated Borrower” hereunder. 2.15 Increase in Commitments. (a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Company may from time to time, request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $1,000,000,000; provided that any such request for an increase shall be in a minimum amount of $100,000,000. At the time of sending such notice, the Company (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). (b) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment, and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase any Commitment provided by it hereunder. For the avoidance of doubt, no Lender shall be required to increase its Commitment hereunder. (c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Company and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent, the L/C Issuers and Swing Line Lender (which approvals shall not be unreasonably withheld), the Company may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel. (d) Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Company shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Company and the Lenders of the final allocation of such increase and the Increase Effective Date. (e) Conditions to Effectiveness of Increase. As conditions precedent to such increase, (1) the Company shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Company, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default exists and (2) (i) upon the reasonable request of any Lender made at least ten (10) days prior to the Increase Effective Date, each Borrower shall have provided to such Lender the documentation and other information so requested in connection with its KYC Obligations, in each case at least five (5) days prior to the Increase Effective Date and (ii) at least five (5) days prior to the Increase Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall

80 have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower. The Borrowers shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section. (f) Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 11.01 to the contrary. 2.16 Cash Collateral. (a) Certain Credit Support Events. If (i) any L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the Company shall be required to provide Cash Collateral pursuant to Section 2.05(c) or Section 8.02(c), or (iv) there shall exist a Defaulting Lender, the Company shall immediately (in the case of clause (iii) above) or within one Business Day (in all other cases) following any request by the Administrative Agent or the applicable L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by the Defaulting Lender). Additionally, if the Administrative Agent notifies the Company at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 105% of the Letter of Credit Sublimit then in effect, then, within two Business Days after receipt of such notice, the Company shall provide Cash Collateral for the Outstanding Amount of the L/C Obligations in an amount not less than the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit. (b) Grant of Security Interest. The Company, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.16(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Company will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts with the Administrative Agent. The Company shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.16 or Sections 2.03, 2.04, 2.05, 2.17 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the

81 applicable Fronting Exposure or to secure other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the determination by the Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; provided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, (y) the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations, and (z) no Cash Collateral shall be released if an Event of Default then exists or would result from such release. 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuers or the Swing Line Lenders hereunder; third, to Cash Collateralize the L/C Issuers’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.16; fourth, as the Company may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuers’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.16; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or the Swing Line Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or any Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the Company as a result of any judgment of a court of competent jurisdiction obtained by the Company against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the applicable conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to,

82 such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.17(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) Each Defaulting Lender shall be entitled to receive fees payable under Sections 2.09(a) for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the Outstanding Amount of the Committed Loans funded by it, and (2) its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.16. (B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.16. (C) With respect to any fee payable under Section 2.09(a) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Company shall (x) pay to each Non- Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each applicable L/C Issuer and each applicable Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or such Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non- Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Company shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash

83 Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.16. (b) Defaulting Lender Cure. If the Company and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, together with the Swing Line Lender and the L/C Issuers, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders, or take such other actions as the Administrative Agent may determine to be necessary to cause the relevant Committed Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.17(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Company while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. 2.18 Extension of Maturity Date. (a) Requests for Extension. The Company may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than the first anniversary of the Effective Date and not later than 45 days prior to the Maturity Date then in effect hereunder (each, an “Extension Election Date”), request that each Lender extend such Lender’s Maturity Date for an additional 364 days from the Maturity Date then in effect hereunder, which request shall indicate the date on which such extension shall be effective (which shall not be earlier than two Business Days following the Notice Date (as defined below)) (such date, the “Extension Effective Date”); provided however, that (i) no Lender’s Maturity Date shall be extended more than twice during the term of this Agreement, and (ii) the Company shall not request an extension more than once in a twelve-month period. (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent advise the Administrative Agent whether or not such Lender agrees to such extension (each Lender that determines not to so extend its Maturity Date a “Non-Extending Lender”) and shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than 30 days following the applicable Extension Election Date (the “Notice Date”)) and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. (c) Notification by Administrative Agent. The Administrative Agent shall notify the Company of each Lender’s determination under this Section promptly, and in any event not more than five (5) Business Days after the Notice Date. (d) Additional Commitment Lenders. The Company shall have the right to replace each Non- Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 11.13; provided that each of such Additional Commitment Lenders shall enter into an Assignment and Assumption pursuant to which such Additional Commitment Lender shall, effective as of the applicable Extension Effective Date, undertake a Commitment (and, if any such Additional Commitment Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date).

84 (e) Minimum Extension Requirement. If (and only if) the total of the Commitments of the Lenders that have agreed to so extend their Maturity Date (each, an “Extending Lender”) and the additional Commitments of the Additional Commitment Lenders shall be more than 50% of the aggregate amount of the Commitments in effect immediately prior to the applicable Extension Election Date, then, effective as of the Extension Effective Date, (i) the Maturity Date of each Extending Lender and of each Additional Commitment Lender shall be extended to the date falling one year after the Maturity Date then in effect (except that, if such date is not a Business Day, such Maturity Date as so extended shall be the next preceding Business Day), (ii) each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement, (iii) the Aggregate Commitments as of the applicable Extension Effective Date shall be equal to the Commitments of the Extending Lenders and the Additional Commitment Lenders and (iv) the Commitments of each Non-Extending Lender shall be terminated. (f) Conditions to Effectiveness of Extensions. As a condition precedent to such extension, the Company shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Extension Effective Date (in sufficient copies for each Extending Lender and each Additional Commitment Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and (ii) in the case of the Company, certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) on and as of the applicable Extension Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) as of such earlier date, and except that for purposes of this Section 2.18, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default exists. In addition, on the Maturity Date of each Non-Extending Lender, the Borrowers shall prepay any Committed Loans outstanding on such date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep outstanding Committed Loans ratable with any revised Applicable Percentages of the respective Lenders effective as of such date. (g) Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or Section 11.01 to the contrary. ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent or a Loan Party) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below. (ii) If any Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States federal backup withholding and

85 withholding taxes, from any payments by or on account of any obligation of any Loan Party under any Loan Document, then (A) the Administrative Agent or Loan Party, as applicable, shall withhold or make such deductions as are determined by the Administrative Agent or Loan Party, as applicable, to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent or Loan Party, as applicable, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions on account of any Indemnified Taxes (including deductions applicable to additional sums payable under this Section 3.01), the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (iii) If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payments by or on account of any obligation of any Loan Party under any Loan Document, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions on account of any Indemnified Taxes (including deductions applicable to additional sums payable under this Section 3.01), the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (iv) A UK Borrower shall not be required to pay any additional amount under Section 3.01(a)(iii)(C) by reason of a Tax Deduction on account of Tax imposed by the United Kingdom (“UK Tax Deduction”), if on the date on which the payment falls due: (A) the payment could have been made to the relevant Lender without a UK Tax Deduction if the relevant Lender had been a UK Qualifying Lender and, in the case of a UK Treaty Lender, the payment had been one specified in a direction given by the Commissioners of Revenue & Customs under Regulation 2 of the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 (SI 1970/488), but on that date the relevant Lender is not or has ceased to be a UK Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or UK Treaty or any published practice or published concession of any relevant taxing authority; or (B) the Lender is a UK Qualifying Lender solely by virtue of paragraph (ii) of the definition of “UK Qualifying Lender”; and: (i) an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the Income Tax Act 2007 which relates to the payment and that Lender has received from the UK Borrower making the payment or from the Company a certified copy of that Direction; and (ii) the payment could have been made to the Lender without any UK Tax Deduction if that Direction had not been made; or

86 (C) the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (ii) of the definition of “UK Qualifying Lender” and: (i) the relevant Lender has not given a UK Tax Confirmation to the UK Borrower; and (ii) the payment could have been made to the relevant Lender without any UK Tax Deduction if the relevant Lender had given a UK Tax Confirmation to the UK Borrower, on the basis that the UK Tax Confirmation would have enabled the UK Borrower to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the Income Tax Act 2007; or (D) the relevant Lender is a UK Treaty Lender and the UK Borrower making the payment is able to demonstrate that the payment could have been made to that Lender without the UK Tax Deduction had that Lender complied with its obligations under clause 3.01(c)(iii) and (iv). (b) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes, in each case, within 10 days after written demand therefor. (c) Tax Indemnifications. (i) Each of the Loan Parties shall, and does hereby, indemnify each Recipient, and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, and provided that such Indemnified Tax is not already compensated for pursuant to another clause in this Agreement (i.e., no double counting). A reasonably detailed certificate as to the amount of such payment or liability shall be delivered to the Company by a Lender or the applicable L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer and shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after written demand therefor, for any amount which a Lender or the applicable L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. (ii) Each Lender and each L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after written demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or such L/C Issuer (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Party to do so), (y) the Administrative Agent and the Loan Party, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Party, as applicable, against any Excluded Taxes attributable to such Lender or such L/C Issuer, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as

87 to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and each L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or such L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). (iii) A UK Treaty Lender and a Designated Borrower shall co-operate in completing any procedural formalities necessary for the Designated Borrower to obtain authorization to make payments to the UK Treaty Lender with respect to a Loan to the Designated Borrower without a Tax Deduction or (the maximum available) reduced Tax Deduction and maintain that authorization where an authorization expires or otherwise ceases to have effect. A UK Treaty Lender that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement with respect to such a Loan, shall confirm its scheme reference number and its jurisdiction of tax residence to the Administrative Agent and the Designated Borrower. As of the Effective Date, the following Lenders hereby confirm: (a) their jurisdiction of tax residence and HMRC DT Treaty Passport scheme details as follows and (b) that they wish that scheme to apply to this Agreement, as follows: (A) Bank of America, N.A.: USA (jurisdiction of tax residence), 13/B/7418/DTTP (HMRC DT Treaty Passport scheme reference number); (B) JPMorgan Chase Bank, N.A.: USA (jurisdiction of tax residence), 13/M/268710/DTTP (HMRC DT Treaty Passport scheme reference number); (C) Goldman Sachs Bank USA: USA (jurisdiction of tax residence), 13/G/351779/DTTP (HMRC DT Treaty Passport scheme reference number); (D) Mizuho Bank, Ltd.: Japan (jurisdiction of tax residence), 43/M/274822/DTTP (HMRC DT Treaty Passport scheme reference number); (E) Royal Bank of Canada: Canada (jurisdiction of tax residence), 3/R/70780/DTTP (HMRC DT Treaty Passport scheme reference number); (F) Deutsche Bank AG, New York Branch: Federal Republic of Germany (jurisdiction of tax residence), 07/D/70006/DTTP (HMRC DT Treaty Passport scheme reference number); (G) PNC Bank, National Association: USA (jurisdiction of tax residence), 013/P/63904/DTTP (HMRC DT Treaty Passport scheme reference number); (H) Citibank, N.A.: USA (jurisdiction of tax residence), 013/C/62301/DTTP (HMRC DT Treaty Passport scheme reference number); (I) Wells Fargo Bank, National Association: USA (jurisdiction of tax residence), 13/W/61173/DTTP (HMRC DT Treaty Passport scheme reference number);

88 (J) ING Bank N.V., Dublin Branch: Ireland (jurisdiction of tax residence), 12/l/371270/DTTP (HMRC DT Treaty Passport scheme reference number); (K) BNP Paribas: France (jurisdiction of tax residence), 5/B/255139/DTTP (HMRC DT Treaty Passport scheme reference number); (L) Truist Bank: USA (jurisdiction of tax residence), 13/T/357522/DTTP (HMRC DT Treaty Passport scheme reference number); (M) Banco Santander, S.A., New York Branch: Spain (jurisdiction of tax residence), 9/S/267974/DTTP (HMRC DT Treaty Passport scheme reference number); (N) Sumitomo Mitsui Banking Corporation: Japan (jurisdiction of tax residence), 43/S/274647/DTTP (HMRC DT Treaty Passport scheme); (O) The Bank of Nova Scotia: Canada (jurisdiction of tax residence), 3/T/0366714/DTTP (HMRC DT Treaty Passport scheme reference number); (P) The Toronto-Dominion Bank, New York Branch: Canada (jurisdiction of tax residence), 3/T/80000/DTTP (HMRC DT Treaty Passport scheme reference number); (Q) MUFG Bank, Ltd.: Japan (jurisdiction of tax residence), 13/N/60122/DTTP (HMRC DT Treaty Passport scheme reference number); (R) Societe Generale: France (jurisdiction of tax residence), 005/S/70085/DTTP (HMRC DT Treaty Passport scheme reference number); (S) U.S. Bank National Association: United States (jurisdiction of tax residence), 13/U/62184/DTTP (HMRC DT Treaty Passport scheme reference number); and (T) Australia and New Zealand Banking Group Limited: Australia (jurisdiction of tax residence), 002/A/0204986/DTTP (HMRC DT Treaty Passport scheme reference number). and: (iv) If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with Section 3.01(c)(iii) above: (A) a Loan Party making a payment to that Lender has not made a Borrower DTTP Filing in respect of that Lender; or (B) a Loan Party making a payment to that Lender has made a Borrower DTTP Filing in respect of that Lender but:

89 (1) that Borrower DTTP Filing has been rejected by HM Revenue & Customs; or (2) HM Revenue & Customs has not given the Loan Party authority to make payments to that Lender without a Tax Deduction within 60 days of the date of the Borrower DTTP Filing, and in each case, the Loan Party has notified that Lender in writing, that Lender and the Loan Party shall co-operate in completing any additional procedural formalities necessary for that Loan Party to obtain authorization to make that payment without a Tax Deduction or (the maximum available) reduced Tax Deduction. (v) If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with Section 3.01(c)(iii) above, no Loan Party shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment or its participation in any Loan unless the Lender otherwise agrees. (vi) A Loan Party shall, promptly on making a Borrower DTTP Filing, deliver a copy of that Borrower DTTP Filing to the Administrative Agent for delivery to the relevant Lender. (vii) Each UK Treaty Lender shall provide new details (or successor details) upon the expiration or obsolescence of any previously delivered details. (d) Evidence of Payments. Upon request by the Company or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Company shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Company, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Company or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times required by applicable Laws or reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or the taxing authorities of a jurisdiction pursuant to such applicable Laws or reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, the Administrative Agent or any Lender, at the time or times required by applicable Laws or if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable Laws or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not the Administrative Agent or such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation either (A) set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below or (B) required by applicable Laws other than the Code or the taxing authorities of the jurisdiction pursuant to such applicable Laws to comply with the requirements for exemption or reduction of withholding tax in that jurisdiction) shall not be required if in the Lender’s reasonable judgment

90 such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable;

91 provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3) (C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (iii) Without limiting the generality of the foregoing, in the event that a Borrower is not a U.S. Person, (A) Subject to Section 3.01(e)(iii)(C) below, a party under this Agreement (each a “FATCA Party”) shall, within ten Business Days of a reasonable request by another FATCA Party: (1) confirm to that other FATCA Party whether it is: (i) a FATCA Party that is entitled to receive payments free from any FATCA

92 Deduction (a “FATCA Exempt Party”); or (ii) not a FATCA Exempt Party; (2) supply to that other FATCA Party such forms, documentation and other information relating to its status under FATCA as that other FATCA Party reasonably requests for the purposes of that other FATCA Party’s compliance with FATCA; and (3) supply to that other FATCA Party such forms, documentation and other information relating to its status as that other FATCA Party reasonably requests for the purposes of that other FATCA Party’s compliance with any other law, regulation, or exchange of information regime. (B) If a FATCA Party confirms to another FATCA Party pursuant to clause 3.01(e)(iii)(A)(1)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that FATCA Party shall notify that other FATCA Party reasonably promptly. (C) Subsection 3.01(e)(iii)(A) above shall not oblige any Lender to do anything, and clause 3.01(e)(iii)(A)(3) above shall not oblige any other FATCA Party to do anything, which would or might in its reasonable opinion constitute a breach of: (i) any law or regulation; (ii) any fiduciary duty; or (iii) any duty of confidentiality. (D) If a FATCA Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with clause 3.01(e)(iii)(A)(1) or (2) (including, for the avoidance of doubt, where clause 3.01(e)(iii)(C) applies), then such FATCA Party shall be treated for the purposes of this Agreement and the other Loan Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the FATCA Party in question provides the requested confirmation, forms, documentation or other information. (iv) Without limiting the generality of the foregoing, in the case of a UK Borrower, each Lender which is not a Lender at the date of this Agreement shall indicate, in the documentation which it executes on becoming a party as a Lender, and for the benefit of the Administrative Agent and without liability to any UK Borrower, which of the following categories it falls in: (A) not a UK Qualifying Lender; (B) a UK Qualifying Lender (other than a UK Treaty Lender); or (C) a UK Treaty Lender. If such a Lender fails to indicate its status in accordance with this clause 3.01(e)(iv) then that Lender shall be treated for the purposes of this Agreement (including by each UK Borrower) as if it is not a UK Qualifying Lender with respect to the relevant UK Borrower until such time as it notifies the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform the Company). For the avoidance of doubt, the documentation which a Lender executes on becoming a party as a Lender shall not be invalidated by any failure of a Lender to comply with this clause 3.01(e)(iv). (v) The Administrative Agent and each Lender agree that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in

93 any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (vi) The Administrative Agent shall deliver to the Company from time to time upon the reasonable request of the Company executed copies of IRS Form W-9 (and/or other applicable tax forms) certifying that the Administrative Agent is exempt from U.S. federal withholding tax. (f) Treatment of Certain Refunds. (i) Subject to (ii) below, unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or L/C Issuer, or have any obligation to pay to any Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or such L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01 or Section 3.04, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 or Section 3.04, with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection (f)(i), in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this subsection (f)(i) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection (f)(i) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. (ii) If a UK Tax Deduction is required to be made from a payment made by a UK Borrower to a UK Treaty Lender and Section 3.01(a)(iii) applies to require any additional amounts to be paid by the UK Borrower to or for the account of that UK Treaty Lender, that UK Treaty Lender shall, at the UK Borrower’s cost and as soon as reasonably practicable, following a request by the UK Borrower, apply to HM Revenue & Customs for, and use reasonable endeavors to obtain, any rebate or repayment of the relevant Tax to which that UK Treaty Lender is entitled under the relevant UK Treaty (a “UK Treaty Rebate”) and any such UK Treaty Rebate, once received, shall be treated as a refund of Taxes that has been obtained and utilized for the purposes of subsection (f)(i). (g) Value Added Taxes. (i) All amounts expressed to be payable under a Loan Document by any Borrower to a Lender which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (ii) below, if VAT is or becomes chargeable on any supply made by any Lender to any Borrower under a Loan Document, and such Lender is required to account to the relevant tax authority for the VAT, that Borrower must pay to such Lender (in addition to and at the same time

94 as paying the consideration for such supply) an amount equal to the amount of the VAT (and such Lender must promptly provide an appropriate VAT invoice to that Borrower). (ii) If VAT is or becomes chargeable on any supply made by any Lender (the “Supplying Lender”) to any other Lender (the “Receiving Lender”) under a Loan Document, and any party other than the Receiving Lender (the “Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for that supply to the Supplying Lender (rather than being required to reimburse or indemnify the Receiving Lender in respect of that consideration): (A) (where the Supplying Lender is the person required to account to the relevant tax authority for the VAT), the Relevant Party must also pay to the Supplying Lender (at the same time as paying that amount) an additional amount equal to the amount of such VAT. The Receiving Lender must (where this paragraph (ii) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Receiving Lender receives from the relevant tax authority which the Receiving Lender reasonably determines relates to the VAT chargeable on that supply; and (B) (where the Receiving Lender is the person required to account to the relevant tax authority for the VAT), the Relevant Party must promptly, following demand from the Receiving Lender, pay to the Receiving Lender an amount equal to the VAT chargeable on that supply but only to the extent that the Receiving Lender reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT. (iii) Where a Loan Document requires any party to reimburse or indemnify a Recipient for any cost or expense, that party must reimburse and indemnify (as the case may be) the Recipient for the full amount of such cost or expense, including that part which represents VAT, except to the extent that the Recipient reasonably determines that it is entitled to credit or repayment from the relevant tax authority in respect of that VAT. (iv) Any reference in this clause g (Value Added Taxes) to any party will, at any time when that party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of that group at that time (the term “representative member” to have the same meaning as in the Value Added Tax Act 1994 of England and Wales or in the relevant legislation of any other relevant jurisdiction having implemented Council Directive 2006/112/EC of the European Union on the common system of value added tax). (v) In relation to any supply made by a Recipient to any party under a Loan Document, if reasonably requested by such Recipient, that party must promptly provide such Recipient with details of that party’s VAT registration and such other information as is reasonably requested in connection with such Recipient’s VAT reporting requirements in relation to such supply. (h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

95 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to a Relevant Rate, or to determine or charge interest rates based upon a Relevant Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Company through the Administrative Agent, (i) any obligation of such Lender to make or maintain Alternative Currency Loans in the affected currency or currencies or, in the case of Term SOFR Loans, to convert Base Rate Committed Loans to Term SOFR Loans, shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all Alternative Currency Loans in the affected currency or currencies or, if applicable and such Loans are denominated in Dollars, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately or, in the case of Alternative Currency Term Rate Loans, on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such Alternative Currency Term Rate Loans to such day, if such Lender may not lawfully continue to maintain such Term SOFR Loans or Alternative Currency Term Rate Loans, as applicable and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. If, in any applicable jurisdiction, the Administrative Agent, any L/C Issuer or any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, such L/C Issuer or such Lender or its applicable Lending Office to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest with respect to any Credit Extension to any Designated Borrower who is a Foreign Subsidiary such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Company, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest with respect to any such Credit Extension shall be suspended, and to the extent required by applicable Law, cancelled. Upon receipt of such notice, the Loan Parties shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Company or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable Law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality. 3.03 Inability to Determine Rates.

96 (a) If in connection with any request for a Term SOFR Loan or an Alternative Currency Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate for the Relevant Rate for the applicable Agreed Currency has been determined in accordance with Section 3.03(b) or Section 3.03(c), as applicable, and the circumstances under clause (i) of Section 3.03(b) or of Section 3.03(c) or the Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable) or (B) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Term SOFR Loan or an Alternative Currency Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Loans in the affected currencies, as applicable, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended in each case to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (1) the Company may revoke any pending request for a Borrowing of, or conversion to Term SOFR Loans, or Borrowing of, or a continuation of Alternative Currency Loans to the extent of the affected Alternative Currency Loans or Interest Period or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (2) any outstanding affected Alternative Currency Loans, at the Company’s election, shall either (1) be converted into a Committed Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan, or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided that if no election is made by the Company (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by the Company of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the Company shall be deemed to have elected clause (1) above. (b) Replacement of Term SOFR or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

97 (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of Dollar- denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Term SOFR Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent and set forth in a notice in writing to the Company (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Term SOFR Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Term SOFR Successor Rate”). If the Term SOFR Successor Rate is Daily Simple SOFR, all interest payments will be payable on a monthly basis. Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Term SOFR Successor Rate then in effect, then in each case, the Administrative Agent and the Company may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Term SOFR Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar-denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar-denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Term SOFR Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. (c) Replacement of Relevant Rate or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining the Relevant Rate (other than Term SOFR) for an Agreed Currency (other than Dollars) because none of the tenors

98 of such Relevant Rate (other than Term SOFR) under this Agreement is available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate (other than Term SOFR) for an Agreed Currency (other than Dollars) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Agreed Currency (other than Dollars), or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate (other than Term SOFR) for such Agreed Currency (other than Dollars) (the latest date on which all tenors of the Relevant Rate for such Agreed Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Alternative Currency Scheduled Unavailability Date”); or (iii) if the events or circumstances of the type described in Section 3.03(c)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Company may amend this Agreement solely for the purpose of replacing the Relevant Rate for a currency or any then current Successor Rate for a currency in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such currency for such benchmarks (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Non-SOFR Successor Rate”, and collectively with the Term SOFR Successor Rate, each a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. (d) Successor Rate. The Administrative Agent will promptly (in one or more notices) notify the Company and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent (in consultation with the Company). Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero percent (0.00%), the Successor Rate will be deemed to be zero percent (0.00%) for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment

99 implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective. (e) For the purposes of this Section 3.03, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in the relevant Alternative Currency shall be excluded from any determination of Required Lenders. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or L/C Issuer (in each case, other than Taxes); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, and (B) Taxes described in clauses (b) through (j) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any L/C Issuer or any applicable interbank market any other condition, cost or expense (in each case, other than Taxes) affecting this Agreement or Term SOFR Loans or Alternative Currency Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Company will pay (or cause the applicable Designated Borrower to pay) to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered; provided that such amounts shall be consistent conceptually with amounts that the Lender or L/C Issuer is generally charging other similarly situated borrowers and shall not be duplicative of any amounts paid by the Company under any other provision of this Agreement. (b) Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Company will pay (or cause the applicable Designated Borrower to pay) to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction

100 suffered; provided that such amounts shall be consistent conceptually with amounts that such Lender or such L/C Issuer is generally charging other similarly situated borrowers and shall not be duplicative of any amounts paid by the Company under any other provision of this Agreement; provided further that this Section 3.04(b) shall not apply to Taxes. (c) Certificates for Reimbursement. A certificate of a Lender or a L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Company shall be conclusive absent manifest error. The Company shall pay (or cause the applicable Designated Borrower to pay) such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that no Borrower shall be required to compensate a Lender or a L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Company shall promptly compensate (or cause the applicable Designated Borrower to compensate) such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan or Alternative Currency Daily Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Company or the applicable Designated Borrower; (c) any assignment of an Alternative Currency Term Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company or the applicable Designated Borrower pursuant to Section 11.13; (d) any failure by any Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or (e) any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company pursuant to Section 11.13; including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract, but excluding any loss of

101 profits or margin. The Company shall also pay (or cause the applicable Designated Borrower to pay) any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Company (or the applicable Designated Borrower) to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Alternative Currency Term Rate Loan made by such Lender at the Alternative Currency Term Rate for such Loan by a matching deposit or other borrowing in the offshore interbank eurodollar market for such currency for a comparable amount and for a comparable period, whether or not such Alternative Currency Term Rate Loan was in fact so funded. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make any Credit Extension to a Borrower through any Lending Office; provided that the exercise of this option shall not affect the obligation of such Borrower to repay the Credit Extension in accordance with the terms of this Agreement; provided further that each such Lender shall use reasonable efforts to cooperate with the Company to mitigate any additional costs incurred by any Loan Party arising from a change in such Lender’s Lending Office. If any Lender requests compensation under Section 3.04, or if any Borrower is required to pay Indemnified Taxes or any additional amounts to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Company such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to mitigate the effects of the event giving rise to such request or payment, including designating a different Lending Office for funding or booking its Loans hereunder or assigning its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The Company hereby agrees to pay (or cause the applicable Designated Borrower to pay) all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to the Administrative Agent or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Company may replace such Lender in accordance with Section 11.13. 3.07 Survival. All obligations of the Loan Parties under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent. ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions to Effective Date. The effectiveness of this Agreement and the obligation of each L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction or waiver in accordance with Section 11.01 of the following conditions: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a

102 Responsible Officer of the signing Loan Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders: (i) executed counterparts of this Agreement; (ii) Notes executed by the Borrowers in favor of each Lender requesting Notes; (iii) such certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and (where applicable) in good standing in its jurisdiction of organization; (v) (A) a favorable opinion of Debevoise & Plimpton LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender; (B) a favorable opinion of Potter Anderson & Corroon LLP, special Delaware counsel to the Loan Parties, addressed to the Administrative Agent and each Lender; (C) a favorable opinion of Womble Bond Dickinson (US) LLP, special Ohio counsel to the Loan Parties, addressed to the Administrative Agent and each Lender; (D) a favorable opinion of DLA Piper UK LLP, special English law counsel to the Loan Parties, addressed to the Administrative Agent and each Lender; and (E) a favorable opinion of DLA Piper Nederland N.V, special Netherlands counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in the case of each of (A) through (E) in a form reasonably satisfactory to the Administrative Agent; (vi) a certificate signed by a Responsible Officer of the Company and the Facility Guarantor certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; (vii) a certificate of the chief financial officer or treasurer (or other comparable officer) of the Company substantially in the form of Exhibit I; and (viii) the Audited Financial Statements and the unaudited financial statements referred to in Section 5.05(a) and (b) (it being acknowledged that the foregoing financial statements filed on Form 10-K or 10-Q, as applicable, with the SEC are deemed to satisfy this clause (viii)). (b) All fees and reimbursement of expenses invoiced no later than two Business Days prior to the Effective Date related to the Transactions payable to the Arrangers, the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) and/or the Lenders shall have been paid to the extent due. (c) The Administrative Agent and the Lenders shall have received at least three Business Days prior to the Effective Date all documentation and information as is reasonably requested in writing by the Administrative Agent or such Lender at least 10 Business Days prior to the Effective Date, about the Borrowers and the Guarantors required by U.S. regulatory authorities under applicable “know your

103 customer” and anti-money laundering rules and regulations, including, without limitation, the Act. If any Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230, such Borrower shall have delivered to each requesting Lender at least three Business Days prior to the Effective Date (to the extent requested by such Lender at least 10 Business Days prior to the Effective Date) a Beneficial Ownership Certification in relation to such Borrower. (d) The Refinancing shall have taken place (or shall take place substantially contemporaneously with the Effective Date), and the Administrative Agent shall have received a duly executed payoff letter in connection therewith. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each L/C Issuer and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Person unless the Administrative Agent shall have received notice from such Person prior to the proposed Effective Date specifying its objection thereto. The Administrative Agent shall give the Company, the L/C Issuers and the Lenders notice of occurrence of the Effective Date. The giving of such notice by the Administrative Agent shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender that each of the conditions precedent set forth in this Section 4.01 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person. 4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of Term SOFR Loans or Alternative Currency Term Rate Loans) is subject to the following conditions precedent: (a) The representations and warranties of each Loan Party contained in Article V (other than, after the Effective Date, Sections 5.05(c) and 5.06) and in each other Loan Document, or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01. (b) No Default shall exist, or after giving Pro Forma Effect to such proposed Credit Extension or from the application of the proceeds thereof, would result. (c) The Administrative Agent and, if applicable, the applicable L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. (d) If the applicable Applicant Borrower is to be a Designated Borrower, then the conditions of Section 2.14 to the designation of such Applicant Borrower as a Designated Borrower shall have been met to the reasonable satisfaction of the Administrative Agent. (e) In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or

104 currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Committed Loans to be denominated in an Alternative Currency) or the applicable L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency. Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type or a continuation of Term SOFR Loans) submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V. REPRESENTATIONS AND WARRANTIES Each Loan Party (except for the representation in Section 5.17 which is limited to the Company and Foreign Obligors) represents and warrants to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. Each Loan Party and each Subsidiary of the Company (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (a) (with respect to non-Loan Parties only), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any Subsidiary of the Company or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in each case referred to in clause (b) or (c), to the extent that such conflict or violation could not reasonably be expected to have a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, other than (i) any thereof as have been obtained, taken or made on or prior to the Effective Date and (ii) filings with the SEC to the extent required by the Securities Exchange Act of 1934., (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents or (c) the perfection or maintenance of the Liens created under the Collateral Documents, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties consisting of UCC financing statements and filings in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, (iii) those approvals, consents, exemptions, authorizations or

105 other actions, notices or filings set out in the Collateral Documents, (iv) the Perfection Exceptions, and (v) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Facility Guarantor and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Facility Guarantor and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, in each case, to the extent required to be reflected thereon pursuant to GAAP. (b) The unaudited consolidated and consolidating balance sheets of the Facility Guarantor and its Subsidiaries dated June 30, 2024, and the related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date: (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Facility Guarantor and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Facility Guarantor, the Company or any of its Subsidiaries or against any of their properties or revenues (a) that purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) as to which there is a reasonable possibility of an adverse determination and that, if determined adversely, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. No Loan Party nor any Subsidiary of the Company is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

106 5.08 Ownership of Property; Liens. Each of the Company and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of the Company and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01. 5.09 Environmental Compliance. The effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on the respective businesses, operations and properties of the Company and its Subsidiaries could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.10 Taxes. The Facility Guarantor and its Subsidiaries have filed all United States federal, state and other material tax returns and reports required to be filed, and have paid all United States federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. There is no proposed tax assessment against the Facility Guarantor or any Subsidiary that would, if made, have a Material Adverse Effect. 5.11 ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws, except where noncompliance could not reasonably be expected to result in aggregate liability to the Facility Guarantor and its Subsidiaries in excess of the Threshold Amount. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS. To the best knowledge of the Facility Guarantor, nothing has occurred that would prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the best knowledge of the Facility Guarantor, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred, and neither the Facility Guarantor nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Facility Guarantor and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Facility Guarantor nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Facility Guarantor nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Facility Guarantor nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

(d) Neither the Facility Guarantor or any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (A) on the Effective Date, those listed on Schedule 5.11 hereto and (B) thereafter, Pension Plans not otherwise prohibited by this Agreement.

(e) Each Borrower represents and warrants as of the Effective Date that such Borrower is not and will not be using "plan assets" (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

5.12 Subsidiaries; Joint Ventures. As of the last day of the fiscal year ending December 31, 2023, the Facility Guarantor had no Subsidiaries other than those disclosed in the Facility Guarantor's annual report on Form 10-K for such year, as filed with the SEC. As of the last day of the fiscal year ending December 31, 2023, all of the outstanding Equity Interests in the Company and in each of its Subsidiaries have been validly issued, are fully paid and nonassessable, and are free and clear of all Liens, other than restrictions on transfer under applicable securities Laws. As of the last day of the fiscal year ending December 31, 2023, neither the Company nor any of its Subsidiaries has any equity investments valued in excess of $50,000,000 in any Joint Venture other than those listed on Schedule 5.12.

5.13 Margin Regulations; Investment Company Act.

(a) No Loan Party is engaged or will engage, principally, in the business of purchasing or carrying ~~m~~Margin ~~s~~Stock ~~(within the meaning of Regulation U issued by the FRB)~~, or extending credit for the purpose of purchasing or carrying ~~m~~Margin ~~s~~Stock. No part of the proceeds of any ~~Loan~~Credit Extension will be used for any purpose that violates the provisions of Regulation U. After giving effect to the application of the proceeds of each ~~Credit Extension~~Loan, not more than ~~twenty-five~~twenty-five percent (25%) of the value of the assets (either of the ~~Company~~Facility Guarantor only or of the ~~Company~~Facility Guarantor and its Subsidiaries on a consolidated basis) subject to the provisions of Section ~~7.01~~7.01 or subject to any restriction contained in any agreement or instrument between a Loan Party and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section ~~8.01(e)~~8.01(e) will be ~~m~~Margin ~~s~~Stock ~~(within the meaning of Regulation U issued by the FRB)~~.

(b) No Loan Party is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

5.14 Disclosure. No written report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) taken as a whole contains, as of the Effective Date, any material misstatement of fact or omits to state, as of the Effective Date, any material fact necessary to make the statements therein, taken as a whole, in the light of the circumstances under which they were made, not misleading at the time they were so provided; provided that, with respect to projected financial information, as of the Effective Date, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed by such Loan Party to be reasonable at the time (it being understood and agreed that financial projections are not a guarantee of financial performance and actual results may differ from financial projections and such differences may be material).

107

108 5.15 Compliance with Laws. Each Loan Party and each Subsidiary of the Company is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.16 Sanctions Restrictions. Neither the Company, nor any of its Subsidiaries, nor, to the knowledge of the Company and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently targeted by any Sanctions, nor is the Company or any Subsidiary located, organized or resident in a Designated Jurisdiction. 5.17 Representations as to Foreign Obligors. On and after the date on which any Subsidiary becomes a Foreign Obligor, each of the Company and each Foreign Obligor represents and warrants to the Administrative Agent and the Lenders that: (a) Such Foreign Obligor is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Obligor, the “Applicable Foreign Obligor Documents”), and the execution, delivery and performance by such Foreign Obligor of the Applicable Foreign Obligor Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Obligor nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Obligor is organized and existing in respect of its obligations under the Applicable Foreign Obligor Documents. (b) The Applicable Foreign Obligor Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Obligor is organized and existing for the enforcement thereof against such Foreign Obligor under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents, except as may be limited by applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents that the Applicable Foreign Obligor Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Obligor is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Obligor Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Foreign Obligor Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid. (c) Other than those that, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, there is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Obligor is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Obligor Documents or (ii) on any payment to be made by such Foreign Obligor pursuant to the Applicable Foreign Obligor Documents, in each case except as has been disclosed to the Administrative Agent. (d) The execution, delivery and performance of the Applicable Foreign Obligor Documents executed by such Foreign Obligor are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Obligor is organized and existing, not subject to any notification or

109 authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable). 5.18 Anti-Corruption Laws. The Company and its Subsidiaries have instituted and maintained policies and procedures designed to promote and achieve compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions. 5.19 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. 5.20 Covered Entities. No Loan Party is a Covered Entity. 5.21 Use of Proceeds. No Borrower will knowingly, directly or indirectly, use any part of the proceeds of any Loan in material violation of the Act or the Foreign Corrupt Practices Act of 1977. No Borrower will knowingly, directly or indirectly, use any part of the proceeds of any Loan in violation of applicable Sanctions. 5.22 Perfection, Etc. Subject to Section 5.03 and the Perfection Exceptions, each Collateral Document delivered pursuant to this Agreement will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interests in the Collateral described therein to the extent intended to be created thereby, except as to enforcement, as may be limited by applicable domestic bankruptcy, insolvency, fraudulent conveyance, reorganization (by way of voluntary arrangement, schemes of arrangements or otherwise), moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and (a) when financing statements are filed in the offices of the Secretary of State of each Loan Party’s jurisdiction of organization or formation and applicable documents are filed and recorded as applicable in the United States Copyright Office or the United States Patent and Trademark Office and (b) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the applicable Collateral Document), the Liens created by the Collateral Documents shall constitute fully perfected first priority Liens (subject to any Liens permitted hereunder) so far as possible under relevant law on, and security interests in (to the extent intended to be created thereby and required to be perfected under the Loan Documents), all right, title and interest of the grantors in such Collateral in each case free and clear of any Liens other than Liens permitted hereunder. ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations as to which no claim has been asserted) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, each Loan Party shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Subsidiary of the Company to: 6.01 Financial Statements. Deliver to the Administrative Agent (for delivery to each Lender): (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Facility Guarantor (commencing with the fiscal year ended December 31, 2024), a consolidated balance

110 sheet of the Facility Guarantor and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, together with condensed consolidating financial information, if any, provided to holders of any indebtedness of the Facility Guarantor and its subsidiaries in an outstanding principal amount in excess of the Threshold Amount, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders (it being understood and agreed that PricewaterhouseCoopers LLP is acceptable to the Lenders), which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (it being agreed that the furnishing of the Facility Guarantor’s annual report on Form 10-K for such year, as filed with the SEC, will satisfy the Facility Guarantor’s obligation under this Section 6.01(a) with respect to such year including with respect to the requirement that such financial statements be reported on without a “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, so long as the report included in such Form 10-K does not contain any “going concern” or like qualification or exception); and (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Facility Guarantor (commencing with the fiscal quarter ending September 30, 2024), a consolidated balance sheet of the Facility Guarantor and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Facility Guarantor’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of the Facility Guarantor’s fiscal year then ended, together with condensed consolidating financial information, if any, provided to holders of indebtedness of the Facility Guarantor and its subsidiaries in an outstanding principal amount in excess of the Threshold Amount, and setting forth in each case in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, (A) such consolidated statements to be certified by a Responsible Officer of the Facility Guarantor as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Facility Guarantor and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and (B) any such consolidating statements to be certified by a Responsible Officer of the Facility Guarantor to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Facility Guarantor and its Subsidiaries (it being agreed that the furnishing of the Facility Guarantor’s quarterly report on Form 10-Q for such quarter, as filed with the SEC, will satisfy the Facility Guarantor’s obligations under this Section 6.01(b) with respect to such quarter). If the Facility Guarantor shall hold material assets or have material operations other than through the Company and its Subsidiaries (including, after giving effect to Section 1.02(f)) as of the last day of the relevant reporting period, such financial statements shall be accompanied by consolidating information, which need not be audited or compliant with Regulation S-X, that explains in reasonable detail (as determined in good faith by the Company, which determination shall be conclusive) the non-equity differences between the financial information relating to the Facility Guarantor and its Subsidiaries, on the one hand, and the information relating to the Company and its Subsidiaries (including, after giving effect to Section 1.02(f)) on a standalone basis, on the other hand. As to any information contained in materials furnished pursuant to Section 6.02(b), the Loan Parties shall not be separately required to furnish such information under subsection (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Loan Parties to furnish the information and materials described in subsections (a) and (b) above at the times specified therein.

111 6.02 Certificates; Other Information. Deliver to the Administrative Agent (for delivery to each Lender): (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended December 31, 2024), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer, assistant treasurer or controller of the Facility Guarantor (which delivery may be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes); (b) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Facility Guarantor, and copies of all annual, regular, periodic and special reports and registration statements which the Facility Guarantor or the Company may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (c) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of any debt securities in an outstanding principal amount in excess of the Threshold Amount of any Loan Party or any Subsidiary of the Company pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02; (d) promptly, and in any event within 15 calendar days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each written notice or other correspondence received from the Division of Enforcement of the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary of the Company; and (e) promptly, such additional information regarding the business, financial or corporate affairs of the Facility Guarantor, the Company or any of its Subsidiaries, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. Notwithstanding anything to the contrary in this Section 6.02, none of the Facility Guarantor, the Company or any of its Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or the Lenders (or their respective representatives) is prohibited by any requirement of Law or binding agreement; provided that the Facility Guarantor and the Company agree to use commercially reasonable efforts to overcome any such requirement of Law or binding agreement, or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product; provided, in each case, that none of the foregoing exceptions shall excuse the Company from providing a duly completed Compliance Certificate in accordance with Section 6.02(a). Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Facility Guarantor posts such documents, or provides a link thereto on the Facility Guarantor’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Facility Guarantor’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Company shall deliver paper copies of such documents to the

112 Administrative Agent or any Lender upon its request to the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Company shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Each Loan Party hereby acknowledges that (a) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Loan Parties (the “Loan Party Materials”) by posting the Loan Party Materials on DebtDomain, IntraLinks, Syndtrak, ClearPar or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any of the Loan Parties or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Loan Party hereby agrees that so long as any Loan Party is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Loan Party Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Loan Party Materials “PUBLIC”, each Loan Party shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuers and the Lenders to treat the Loan Party Materials as not containing any material non-public information with respect to any Loan Party or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Loan Party Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Loan Party Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat the Loan Party Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, no Loan Party shall be under any obligation to mark the Loan Party Materials “PUBLIC.” 6.03 Notices. Promptly notify the Administrative Agent upon any Responsible Officer of the Facility Guarantor obtaining actual knowledge of: (a) the occurrence of any Default; (b) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Facility Guarantor, the Company or any of its Subsidiaries; (ii) any dispute, litigation, investigation, proceeding or suspension between the Facility Guarantor, the Company or any of its Subsidiaries and any Governmental Authority; (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Facility Guarantor, the Company or any of its Subsidiaries, including pursuant to any applicable Environmental Laws; or (iv) the occurrence of any ERISA Event, in each case, that has resulted or could reasonably be expected to result in a Material Adverse Effect; (c) any material change in accounting policies or financial reporting practices by the Facility Guarantor, the Company or any of its Subsidiaries; and

113 (d) any announcement by S&P or Moody’s of any change in a Debt Rating. Each notice pursuant to this Section 6.03 (other than Sections 6.03(c) and (d)) shall be accompanied by a statement of a Responsible Officer of the Facility Guarantor setting forth details of the occurrence referred to therein and stating what action the Loan Parties have taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. Any public filing by the Facility Guarantor with the SEC covering any of the matters specified in clauses (a) through (d) of this Section 6.03 shall be deemed to satisfy the notification obligation pursuant to such clause with respect to such matter. 6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable (subject to any applicable grace periods), all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness (other than Indebtedness that individually or in the aggregate does not exceed the Threshold Amount), as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, unless, in each case, (i) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Facility Guarantor, the Company or such Subsidiary or (ii) the failure to so pay or discharge could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and, if applicable, good standing under the Laws of the jurisdiction of its organization except (i) in a transaction permitted by Section 7.03 or (ii) in the case of a Subsidiary of the Company (other than a Designated Borrower, with respect to the legal existence thereof), where the failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in a transaction permitted by Section 7.03 or to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, in the case of each of clauses (a) and (b) except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Facility Guarantor, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and owning similar properties in localities where the Company or any of its Subsidiaries operates, of such types and in such amounts (after giving effect to any self insurance compatible with such standards) as are customarily carried under similar circumstances by such other Persons. Subject to Section 6.18, the Facility Guarantor shall use commercially reasonable efforts to ensure that at all times the Collateral Agent, for the benefit of the Secured Parties, shall be named as an additional insured with respect to liability policies (other than directors and officers policies and workers compensation) maintained by the Facility Guarantor, the Company and each Subsidiary Guarantor and the Collateral Agent, for the benefit of the Secured Parties, shall be named as loss payee with respect to the property insurance maintained by the Facility Guarantor, the Company and each Subsidiary Guarantor; provided that, unless an Event of Default

114 shall have occurred and be continuing, (A) all proceeds from insurance policies shall be paid to the Facility Guarantor or the applicable Subsidiary Guarantor, (B) to the extent the Collateral Agent receives any proceeds, the Collateral Agent shall turn over to the Company any amounts received by it as an additional insured or loss payee under any property insurance maintained by the Facility Guarantor and its Subsidiaries, and (C) the Collateral Agent agrees that the Facility Guarantor and/or its applicable Subsidiaries shall have the sole right to adjust or settle any claims under such insurance. 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. Maintain proper books of record and account in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied in respect of all material financial transactions and matters involving the assets and business of the Facility Guarantor and its Subsidiaries, taken as a whole. 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent, the Collateral Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its Responsible Officers at any meeting which may be scheduled for that purpose by the Administrative Agent (at the request of any Lender); provided that the foregoing shall occur only (i) when a Credit Extension shall be outstanding or (ii) while an Event of Default exists; provided; further that (x) to the extent the foregoing shall occur under the circumstances described in clause (i) of the immediately preceding proviso, the Administrative Agent will give all Lenders and the Company not less than 5 Business Days advance notice of any such requested meeting and such meeting shall not occur more than once in any six month period and (y) to the extent the foregoing shall occur under the circumstances described in clause (ii) of the immediately preceding proviso, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice. Notwithstanding anything to the contrary in this Section 6.10, none of the Facility Guarantor, the Company or any of its Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or the Lenders (or their respective representatives) is prohibited by any requirement of Law or binding agreement; provided that the Facility Guarantor and the Company agree to use commercially reasonable efforts to overcome any such requirement of Law or binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product (provided that the Company shall notify the Administrative Agent promptly upon obtaining knowledge that any such document, information or other matter is being withheld). 6.11 Use of Proceeds. Use the proceeds of the Credit Extensions for general corporate purposes not in contravention of any Law or of any Loan Document (including the Refinancing). 6.12 Approvals and Authorizations. Except to the extent that non-compliance could not reasonably be expected to have a Material Adverse Effect, maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Foreign Obligor is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents.

115 6.13 Sanctions. Maintain policies and procedures designed to promote and achieve compliance with Sanctions. 6.14 Anti-Corruption Laws. Maintain policies and procedures designed to promote and achieve compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions. 6.15 Additional Guarantors. If any Material Subsidiary of the Facility Guarantor acquires or forms any Domestic Subsidiary (other than a Securitizationan Excluded Subsidiary) guarantees Indebtedness for borrowed money of the Facility Guarantor or the Company in an outstanding principal amount or committed amount in excess of the Threshold Amount, unless such Material Subsidiary is already party to this Agreement, the Facility Guarantor shall within 10 Business Days (or if any Excluded Subsidiary ceases to constitute an Excluded Subsidiary, then within 90 days of such acquisition or formation (or such Subsidiary ceasing to constitute an Excluded Subsidiary) as such time period may be extended by the Administrative Agent, in its sole discretion), unless such Subsidiary is already a Subsidiary Guarantor, the Facility Guarantor shall cause such Material Subsidiary to execute a customary joinder to this Agreement to become a Subsidiary Guaranteeor the Obligations hereunder as provided for in Article X. 6.16 Covenant to Guarantee Obligations and Give Security. (a) Subject to the Perfection Exceptions, upon any Subsidiary becoming a Subsidiary Guarantor and upon the acquisition of any property (other than Excluded Property) by any Loan Party, which property, in the reasonable judgment of the Administrative Agent, is not already subject to a perfected Lien in favor of the Collateral Agent for the benefit of the Secured Parties (and where such a perfected Lien would be required in accordance with the terms of the Collateral Documents or other Loan Documents), the Borrowers shall, at the Borrowers’ expense: (i) in connection with any such Subsidiary becoming a Subsidiary Guarantor (A) cause each such Subsidiary that is not an Excluded Subsidiary to duly execute and deliver to the Collateral Agent a joinder or supplement to the applicable Collateral Documents and (B) (if not already so delivered) deliver Stock Certificates representing the Pledged Interests of each such Subsidiary (if any) held by the applicable Loan Party accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and instruments evidencing the Pledged Debt owing by such Subsidiary to any Loan Party indorsed in blank to the Collateral Agent, together with, if requested by the Collateral Agent, supplements to the Security Agreement; provided that any Excluded Property shall not be required to be pledged as Collateral; (ii) in connection with any such Subsidiary becoming a Subsidiary Guarantor or within 90 days after such property is acquired by a Loan Party (or such longer period, as the Collateral Agent may agree in its reasonable discretion) duly execute and deliver, to the Collateral Agent one or more Security Agreement Supplements and Intellectual Property Security Agreement Supplements, as specified by and in form and substance reasonably satisfactory to the Collateral Agent (consistent, to the extent applicable, with the Security Agreement and the other Collateral Documents (and Section 6.17)), securing payment of all the Secured Obligations of the applicable Loan Party or such Subsidiary, as the case may be, under the Loan Documents and establishing Liens on all applicable property; provided that such property shall not be required to be pledged as Collateral, and no Security Agreement Supplements or Intellectual Property Security Agreement Supplements shall be required to be delivered in respect thereof, to the extent that any such property constitute Excluded Property;

116 (iii) in connection with any such Subsidiary becoming a Subsidiary Guarantor or within 90 days after such property is acquired by a Loan Party (or such longer period, as the Collateral Agent may agree in its reasonable discretion) take, and cause such Subsidiary that is not an Excluded Subsidiary and each applicable Loan Party to take, whatever action, the filing of UCC financing statements, the giving of notices and delivery of stock and membership interest certificates or foreign equivalents representing the applicable Equity Interests, as may be necessary or advisable in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it), subject to Section 5.03, valid and subsisting Liens on the properties purported to be subject to the Security Agreement Supplements, Intellectual Property Security Agreement Supplements, supplements to other Collateral Documents and security agreements delivered pursuant to this Section 6.16, in each case to the extent required under the Loan Documents and subject to the Perfection Exceptions, enforceable against all third parties in accordance with their terms; (iv) within 90 days after the request of the Collateral Agent, (or such longer period as the Collateral Agent may agree in its reasonable discretion) deliver to the Collateral Agent Organization Documents and resolutions reasonably acceptable to the Collateral Agent as to such matters as the Collateral Agent may reasonably request with respect to matters in the foregoing clauses (i) through (iii); (v) within 90 days after the Funding Date, use commercially reasonable efforts to file Intellectual Property Security Agreements or other appropriate instruments or notices with the United States Patent and Trademark Office and/or the United States Copyright Office (in each case, solely as required under applicable requirements of Law) covering the Initial Intellectual Property Collateral; and (vi) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Collateral Agent in its reasonable judgment may deem necessary or desirable in obtaining the full benefits of, or in perfecting (subject to the Perfection Exceptions) and preserving the Liens of, such guaranties, Security Agreement Supplements, Intellectual Property Security Agreement Supplements, Collateral Documents and security agreements. 6.17 Further Assurances. Promptly upon reasonable request by the Administrative Agent, or the Collateral Agent or any Lender through the Administrative Agent, and subject to the limitations described in Section 6.16 and the Perfection Exceptions, (i) correct any material defect or error that may be discovered in any Loan Document or other document or instrument relating to any Collateral or in the execution, acknowledgment, filing or recordation thereof and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or the Collateral Agent or any Lender through the Administrative Agent, may reasonably require from time to time in order to grant, preserve, protect and continue the validity, perfection and priority of the security interests created or intended to be created by the Collateral Documents; provided that any such security interests in the Collateral shall be subject to the terms of the Pari Passu Intercreditor Agreement to the extent expressly required by this Agreement. Notwithstanding anything to the contrary herein, neither the Facility Guarantor nor any Loan Party shall be required to take steps that constitute Perfection Exceptions, including (a) make any filings or take any other actions to perfect the Lien on and security interest in any intellectual property except for filings of the Intellectual Property Security Agreement and Intellectual Property Security Agreement Supplements in the United States Patent and Trademark Office and in the United States Copyright Office with respect to the Initial Intellectual Property Collateral and, after the occurrence and during the continuance of an Event of Default and upon the written request of the Administrative Agent, filings in the United States Copyright

117 Office with respect to applicable Initial Intellectual Property Collateral that does not constitute Intellectual Property Collateral, as applicable, and filings of UCC-1 financing statements in the applicable jurisdiction subject to Section 6.16(a)(v) above or (b) enter into any source code escrow arrangement or register or apply to register any intellectual property. 6.18 Post Closing Obligations. Within the time periods specified on Schedule 6.18 hereto (as each may be extended by the Administrative Agent in its reasonable discretion), provide such Collateral Documents and complete such undertakings as are set forth on Schedule 6.18 hereto. ARTICLE VII. NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations as to which no claim has been asserted) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, neither Facility Guarantor nor the Company shall not, nor shall it permit any of its respective Subsidiaries to (and solely in respect of the covenants and agreements in Section 7.03, the Facility Guarantor shall not), directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens pursuant to any Loan Document (including Liens securing all Secured Obligations); (b) Liens existing on the First Amendment Effective dDate hereof and listed on Schedule 7.017.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(b)the definition of “Refinancing Indebtedness”, and (iii) any renewal or extension of the obligationsIndebtedness secured or benefited thereby is permitted by Section 7.02(b)7.02(b); (c) Liens for Taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, laborer’s, landlord’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, including cash collateralization in respect of letters of credit; (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially

118 detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or other surety bonds related to such judgments; (i) Liens encumbering the Company’sFacility Guarantor’s or any of its Subsidiary’s equity interests or other Investments in any Joint Venture (i) securing obligations (other than Indebtedness) of the CompanyFacility Guarantor or such Subsidiary under the Joint Venture Agreement for such Joint Venture or (ii) in the nature of customary voting, equity transfer, redemptive rights or similar terms (other than Liens securing Indebtedness) under any such agreement; (j) Liens securing Indebtedness of any Loan Party or any Subsidiary of any Loan Party (other than the Company in its capacity as a Subsidiary) to any Loan Party or any Subsidiary of any Loan Party permitted under Section 7.02(c); provided, however, that, except as contemplated under Section 7.01(m), no promissory note or other instrument evidencing such Indebtedness shall be subject to any Lien or otherwise pledged in favor of any Person, other than any Loan Party or any Subsidiary of any Loan Party or pursuant to the Loan Documents; (k) Liens securing Indebtedness permitted under Section 7.02(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fFair mMarket vValue, whichever is lower, of the property being acquired on the date of acquisition; (l) Liens incurred on any date of determination (including Liens securing Indebtedness permitted under Section 7.02(f)7.02(f)); provided that (i) at the time of the incurrence of such Lien no Designated Default or other Event of Default shall then exist and no Event of Default would result from such incurrence giving Pro Forma Effect to such Lien and (ii) the principal amount secured by such Liens together with, without duplication (A), all other then outstanding secured Indebtedness of the CompanyFacility Guarantor and its Subsidiaries permitted pursuant to this Section 7.01(l), (B) secured Indebtedness of the Company and its Subsidiaries and unsecured Indebtedness of Subsidiaries of the Company that are not Subsidiary Guarantors permitted pursuant to Section 7.02(b), (C) Indebtedness of the Company and its Subsidiaries permitted pursuant to Section 7.02(e), (D) secured Indebtedness of the Company and its Subsidiaries permitted pursuant to Section 7.02(f), and (E) other Indebtedness of Subsidiaries of the Company that are not Subsidiary Guarantors permitted pursuant to Section 7.02(g), in 7.01(l), in the aggregate, does not exceed the Permitted Priority Amount on such date$500,000,000; (m) Liens securing any of the Bonds if required pursuant to the terms thereof, provided, however, that the Obligations shall also be ratably secured by any such Lien on terms reasonably satisfactory to the Administrative Agent;on assets of a Subsidiary that is not a Subsidiary Guarantor securing Indebtedness permitted by Section 7.01 (including, for the avoidance of doubt, Secured Hedge Agreements and Secured Cash Management Agreements (each as defined in the Bridge Loan Agreement) and costs thereof) or other obligations of any Subsidiary that is not a Subsidiary Guarantor; (n) licenses, leases (other than Capital Leases) or subleases granted to others not interfering in any material respect with the business of the CompanyFacility Guarantor or any of its Subsidiaries; (o) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases otherwise permitted by this Agreement;

(p) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

(q) Liens on assets of the ~~Company~~Facility Guarantor or any of its Subsidiaries maintained with providers of Banking Services;

(r) Liens upon real property heretofore leased or leased after the Effective Date (under operating or Capital Leases) in the ordinary course of business by the ~~Company~~Facility Guarantor or any of its Subsidiaries, as lessee, in favor of the lessor of such property created at the inception of the lease transaction, securing obligations of the ~~Company~~Facility Guarantor or any of its Subsidiaries under or in respect of such lease and extending to or covering only the property subject to such lease and improvements thereon;

(s) Liens created in favor of a producer or supplier of television programming or films over distribution revenues and/or distribution rights which are allocable to such producer or supplier under related distribution agreements;

(t) Liens of a collection bank arising under Section 4-208 of the New York Uniform Commercial Code (or similar provision of other applicable jurisdiction) on items in the course of collection;

(u) Liens existing on property or assets of ~~WarnerMedia Holdings~~the Facility Guarantor and its Subsidiaries as of, or provided for under written arrangements existing as of, the First Amendment Effective Date and, to the extent securing obligations in excess of $250,000,000 in the aggregate, set forth on Schedule 7.01 and Liens securing Refinancing Indebtedness in respect thereof; provided, however, that such Liens are limited to all or part of the same property or assets (*plus* improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate;

(v) Liens on Securitization Assets securing or transferred pursuant to any Permitted Securitization Financing;

(w) Liens on any amounts held by a trustee or other escrow agent under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof;

(x) Liens consisting of or relating to the sale, transfer, distribution, or financing of ~~motion pictures, video and television programs, sound recordings, books or~~Works of intellectual property or other rights with respect thereto or with groups who may receive tax benefits or other ~~third-party~~third-party investors in connection with the financing and/or distribution of such ~~motion pictures, video and television programming, sound recordings or books~~Works in the ordinary course of business and the granting to the ~~Company~~Facility Guarantor or any of its Subsidiaries of rights to distribute such ~~motion pictures, video and television programming, sound recordings or books~~Works; provided, however, that no such Lien shall attach to any asset or right of the ~~Company~~Facility Guarantor or any of its Subsidiaries (other than (1) the ~~motion pictures, video and television programming, sound recordings, books or rights~~Works which were sold, transferred to or financed by groups who may receive tax benefits or ~~third-party~~third-party investors in question or the proceeds arising therefrom and (2) the stock or equity interests of a Subsidiary substantially all of the assets of which consist of such ~~motion pictures, video and television programming, sound recordings, books or rights~~Works and related proceeds);

(y) Liens on Works which either (1) existed on such Works before the time of their acquisition and were not created in anticipation thereof, or (2) were created solely for the purpose of securing obligations to financiers, producers, distributors, exhibitors, completion guarantors, inventors, copyright

119

120 holders, financial institutions or other participants incurred in the ordinary course of business in connection with the acquisition, financing, production, completion, distribution or exhibition of Works; (z) any Liens on the office building and hotel complex located in Atlanta, Georgia known as the CNN Center Complex, including the parking decks for such complex (to the extent such parking decks are owned or leased by us or our Subsidiaries), or any portion thereof and all property rights therein and the products, revenues and proceeds therefrom created as part of any mortgage financing or sale-leaseback of the CNN Center Complex;arising under non-exclusive licenses or non-exclusive sublicenses of intellectual property (including Works) granted by the Facility Guarantor or any of its Subsidiaries in the ordinary course of business or not interfering in any material respect with the ordinary course of business; (aa) Liens on satellite transponders and all property rights therein and the products, revenues and proceeds therefrom which secure obligations incurred in connection with the acquisition, utilization or operation of such satellite transponders or the refinancing of any such obligations; and (bb) (bb) Liens resulting from progress payments or partial payments under United States government contracts or subcontracts; and (cc) (bb) Liens over any bank account used in the ordinary course of business and granted by any Dutch Borrower as part of a bank’s standard term and conditions, including the terms and conditions of the Dutch Banks’ Association (Nederlandse vereniging voor banken) or similar terms and conditions. 7.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness outstanding on the date hereof andFirst Amendment Effective Date and, to the extent in excess of $250,000,000 in the aggregate, listed on Schedule 7.027.02 and any rRefinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder; and (ii) in the case of any other such Indebtedness of the Company, no Subsidiary of the Company that is not a Subsidiary Guarantor shall become liable in respect of such Indebtedness in a refinancing, refunding, renewal or extension thereof; Indebtedness in respect thereof; (c) (i) Indebtedness (other than Guarantees) of any Loan Partythe Facility Guarantor or any Subsidiary of any Loan Partythe Facility Guarantor owing to any Loan Partythe Facility Guarantor or any Subsidiary of any Loan Partythe Facility Guarantor; and (ii) Guarantees of any Loan Partyby the Facility Guarantor or any Subsidiary of any Loan Partythe Facility Guarantor in respect of Indebtedness of the Facility Guarantor or any Subsidiary of the Facility Guarantor otherwise permitted hereunder; (d) obligations (contingent or otherwise) of the CompanyFacility Guarantor or any of its Subsidiaries existing or arising under any Swap Contract; provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by the CompanyFacility Guarantor or any of its Subsidiaries, or changes in the value of securities issued by any such Person, and not for purposes of speculation or taking a “market view”; (e) Indebtedness in respect of Capital Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(k)7.01(k);

121 provided, however, that the principal amount of such Indebtedness together with, without duplication (A) the principal amount of all other then outstanding secured Indebtedness of the Company and its Subsidiaries permitted pursuant to this Section 7.02(e), (B) secured Indebtedness of the Company and its Subsidiaries and unsecured Indebtedness of Subsidiaries of the Company that are not Subsidiary Guarantors permitted pursuant to Section 7.02(b), (C) Indebtedness of the Company and its Subsidiaries permitted pursuant to Section 7.02(e), (D) secured Indebtedness of the Company and its Subsidiaries permitted pursuant to Section 7.02(f), and (E) other Indebtedness of Subsidiaries of the Company that are not Subsidiary Guarantors permitted pursuant to Section 7.02(g), in aggregate, does not exceed the Permitted Priority Amount on suchamount of such type of Indebtedness of the Facility Guarantor and its Subsidiaries outstanding on the First Amendment Effective dDate plus $500,000,000; (f) other secured Indebtedness of the CompanyFacility Guarantor and its Subsidiaries; provided that (i) at the time of the incurrence of such Indebtedness no Designated Default or other Event of Default shall then exist and no Event of Default would result from such incurrence giving Pro Forma Effect to such Indebtedness, and (ii) the Indebtedness incurred pursuant to this Section 7.02(f) on any date, together with, without duplication, all then outstanding (A) other secured Indebtedness of the Company and its Subsidiaries incurred pursuant to this Section 7.02(f), (B) secured Indebtedness of the Company and its Subsidiaries and unsecured Indebtedness of Subsidiaries of the Company that are not Subsidiary Guarantors permitted pursuant to Section 7.02(b), (C) unsecured Indebtedness of Subsidiaries of the Company that are not Subsidiary Guarantors permitted pursuant to Section 7.02(g), (D) Indebtedness of the Company and its Subsidiaries permitted pursuant to Section 7.02(e), and (E) Indebtedness secured by Liens permitted pursuant to Section 7.01(l), in aggregate, does not exceed the Permitted Priority Amount on such date; in an aggregate principal amount not to exceed $500,000,000; (g) unsecured Indebtedness of the Company and its Subsidiaries; provided that (i) at the time of the incurrence of such Indebtedness no Designated Default or other Event of Default shall then exist and no Event of Default would result from such incurrence after giving Pro Forma Effect to such Indebtedness and (ii) in the case of the incurrence of any such Indebtedness by a Subsidiary of the Company that is not a Subsidiary Guarantor on any date, such Indebtedness, together with, without duplication, all then outstanding (A) other Indebtedness of Subsidiaries of the Company that are not Subsidiary Guarantors incurred pursuant to this Section 7.02(g), (B) secured Indebtedness of the Company and its Subsidiaries and unsecured Indebtedness of Subsidiaries of the Company that are not Subsidiary Guarantors permitted pursuant to Section 7.02(b), (C) secured Indebtedness of the Company and its Subsidiaries permitted pursuant to Section 7.02(f), (D) Indebtedness of the Company and its Subsidiaries permitted pursuant to Section 7.02(e) and (E) Indebtedness secured by Liens permitted pursuant to Section 7.01(l), in aggregate, does not exceed the Permitted Priority Amount on such date; (g) Indebtedness for borrowed money from third-party lenders of Subsidiaries of the Facility Guarantor that are not Loan Parties in an aggregate principal amount not to exceed $250,000,000; (h) Indebtedness of the CompanyFacility Guarantor or any of its Subsidiaries incurred in the ordinary course of business as an account party in respect of (i) letters of credit or (ii) any surety bonds, performance bonds, customs bonds, statutory, appeal or similar bonds, completion guarantees or other obligations of a like nature; (i) [reserved]; (i) Indebtedness of the Facility Guarantor or any of its Subsidiaries in respect of Banking Services, in each case, incurred in the ordinary course of business;

122 (j) Indebtedness arising between Loan Parties pursuant to a declaration of joint and several liability used for the purpose of Section 2:403 of the Dutch Civil Code (and any residual liability under such declaration arising pursuant to sSection 2:404(2) of the Dutch Civil Code) or any equivalent arrangement in any other relevant jurisdiction; (k) Indebtedness under the Bonds and any refinancings, refundings, renewals or extensions thereof, in each case in a maximum principal amount at any time outstanding not exceeding in the aggregate the amount equal to (i) the amount outstanding under such Indebtedness on the Effective Date, plus (ii) in the event of any refinancing of any such Indebtedness, the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing;[reserved]; (l) Indebtedness incurred pursuant to a Permitted Securitization Financing; and (m) Indebtedness consisting of or relating to the sale, transfer, distribution, or financing of motion pictures, video and television programs, sound recordings, books or rights with respect thereto or with groups who may receive tax benefits or other third-party investors in connection with the financing and/or distribution of such motion pictures, video and television programming, sound recordings or books in the ordinary course of business and the granting to the CompanyFacility Guarantor or any of its Subsidiaries of rights to distribute such motion pictures, video and television programming, sound recordings or books. 7.03 Fundamental Changes; Asset Dispositions. (a) 7.03 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Designated Default or other Event of Default then exists and no Event of Defaulthas occurred and is continuing or would result from such transaction after giving Pro Forma Eeffect to such transaction: (i) (a) each Loan Party may merge with any other Person; provided that (i) a Loan Party shall be the continuing or surviving Person and (ii) if the Facility Guarantor or a Borrower is party to such merger, athe Facility Guarantor or such Borrowers, as applicable, shall be the continuing or surviving Person; (ii) (b) any Subsidiary of the CompanyFacility Guarantor (other than any Loan Party) may merge with (i) the Company or a Subsidiary Guarantora Loan Party, provided that the Company or a Subsidiary Guarantora Loan Party shall be the continuing or surviving Person, or (ii) any one or more other such Subsidiaries or any other Person; (iii) (c) any Subsidiary of the CompanyFacility Guarantor (other than the Designated Borrowers) may Dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution or otherwise) to the CompanyFacility Guarantor or to any other Person; andof its Subsidiaries; (d) the Facility Guarantor may Dispose of all or substantially all of its assets to the Company or a Subsidiary of the Company. (iv) dispositions of assets permitted by Section 7.07 shall be permitted; (v) dispositions of assets not prohibited by Section 7.03(b); and

123 (vi) Permitted Spin-Off Reorganization Activities shall be permitted. (b) Consummate any Asset Sale unless: (i) The aggregate Fair Market Value of all assets of the Facility Guarantor and its Subsidiaries disposed of in Asset Sales following the First Amendment Effective Date does not exceed $1,000,000,000; and (ii) Such Asset Sale is consummated for Fair Market Value and the consideration therefor is at least 75% cash and Cash Equivalents; provided, that the amount of: (A) the assumption by the transferee of Indebtedness or other liabilities, contingent or otherwise, of the Facility Guarantor or a Subsidiary (other than Indebtedness of the Facility Guarantor or a Subsidiary that is expressly subordinated in right of payment to the Obligations in right of payment) or the release of the Facility Guarantor or such Subsidiary from all liability on such Indebtedness or other liability in connection with such Asset Sale; (B) securities, notes or other obligations received by the Facility Guarantor or any Subsidiary from the transferee that are converted by the Facility Guarantor or such Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash and Cash Equivalents (to the extent of the cash or Cash Equivalents received), in each case, within 180 days following the closing of such Asset Sale; and (C) any Designated Non-Cash Consideration received by the Facility Guarantor or any of its Subsidiaries in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not to exceed $100,000,000; shall each be deemed to be Cash Equivalents for the purposes of this subclause (ii). To the extent any Collateral is disposed of as expressly permitted by this Section 7.03(b) to any Person other than a Loan Party, such Collateral shall automatically be sold free and clear of the Liens created by the Loan Documents. 7.04 Transactions with Affiliates. Enter into any transaction of any kind with the Facility Guarantor or any Affiliate of the Facility Guarantor, whether or not in the ordinary course of business, other than (A) on terms substantially as favorable to the CompanyFacility Guarantor or such Subsidiary as would be obtainable by the CompanyFacility Guarantor or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate (as reasonably determined by the Borrower) or (B) any such transaction or series of related or similar transactions involving an amount (in the case of such a transaction or transactions providing for periodic payments or installments, including the aggregate amount of such payments or installments, and in the case of Indebtedness, including the largest aggregate amount that may be outstanding thereunder and the largest amount of interest and fees that may become due thereunder in any twelve month period) not in excess of $650,000,000; provided that the foregoing restrictions shall not apply to:

124 (a) transactions otherwise permitted hereunder with a Joint Venture pursuant to a Joint Venture Agreement to which a Significant Shareholder and/or an Affiliate of a Significant Shareholder (other than the CompanyFacility Guarantor or any of its Subsidiaries) is also a party; provided that such Joint Venture Agreement is on terms substantially as favorable to the CompanyFacility Guarantor or such Subsidiary as would be obtainable by the CompanyFacility Guarantor or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; (b) transactions otherwise permitted hereunder between or among the CompanyFacility Guarantor and any of its Subsidiaries (other than any Subsidiary of the CompanyFacility Guarantor that is a Joint Venture described in clause (a)(a) above) or between and among any such Subsidiaries; (c) Guarantees made by the CompanyFacility Guarantor or any of its Subsidiaries otherwise permitted under Section 7.027.02 in respect of any Affiliate of such Person; (d) Restricted Payments and Investments permitted by Section 7.07; (e) (i) expense reimbursement, indemnities, salaries and other compensation to current and former officers, directors, consultants, advisors and employees of the Facility Guarantor, the Company or any Subsidiary of the CompanyFacility Guarantor, or (ii) entering into (and payments under) employment, benefit plans, service and severance arrangements with current and former officers, directors, consultants, advisors and employees of the Facility Guarantor, the Company or any Subsidiary of the CompanyFacility Guarantor, including, without limitation, grants of securities, stock options, and similar rights, as determined in good faith by the board of directors, a committee thereof or senior management of the Facility Guarantor, or the Company or suchapplicable Subsidiary, as applicable; (f) transactions pursuant to or in connection with the Transactions;Tender and Consent; (g) transactions pursuant to or in connection with any Permitted Securitization Financing.; (h) transactions approved by a majority of the disinterested members of the Board of Directors of the Facility Guarantor; and (i) transactions reasonably required in connection with the Spin-Off and the preparation therefor (provided that any such transaction is not materially adverse to the Lenders). 7.05 Use of Proceeds. Use the proceeds of any Credit ExtensionLoan, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry mMargin sStock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying mMargin sStock or to refund indebtedness originally incurred for such purpose, except in each case in compliance with Regulation U, nor allow, after giving effect to the application of the proceeds of any Credit Extension, more than twenty-fivetwenty-five percent (25%) of the value of the assets (either of the CompanyBorrowers only or of the Company and itsBorrowers and their respective Subsidiaries on a consolidated basis) subject to the provisions of Section 7.017.01 or subject to any restriction contained in any agreement or instrument between a Loan Party and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e)8.01(e) to be mMargin sStock (within the meaning of Regulation U issued by the FRB). 7.06 Financial Covenants.

125 (a) Consolidated Interest Coverage Ratio. As of the last day of each Measurement Period (commencing with the last day of the fiscal quarter ending December 31, 2024), permit the Consolidated Interest Coverage Ratio to be less than 3.00:1.00. (b) Consolidated Leverage Ratio. As of the last day of each Measurement Period (commencing with the last day of the fiscal quarter ending December 31, 2024), permit the Consolidated Leverage Ratio to be greater than 4.50:1.00. 7.07 Restricted Payments. (a) Directly or indirectly: (i) declare or pay any dividend or make any payment or distribution on or in respect of the Facility Guarantor’s Equity Interests (including any such payment in connection with any merger or consolidation involving the Facility Guarantor or any of its Subsidiaries) (other than dividends, payments or distributions payable in Equity Interest of the Facility Guarantor (other than Disqualified Equity Interests) or in options, warrants or other rights to purchase such Equity Interests of the Facility Guarantor (other than Disqualified Equity Interests)); (ii) purchase, repurchase, redeem, retire or otherwise acquire or retire for value any Equity Interest of the Facility Guarantor held by Persons other than the Facility Guarantor or a Subsidiary of the Facility Guarantor; (iii) voluntarily purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Junior Indebtedness; (iv) make any Restricted Investment; (any such dividend, distribution, payment, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Restricted Investment referred to in clauses (i) through (iv) above are referred to herein as a “Restricted Payment”) other than: (b) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement or the redemption, repurchase or retirement of Indebtedness if, at the date of any redemption notice, such payment would have complied with the provisions of this Agreement as if it were and is deemed at such time to be a Restricted Payment at the time of such notice; (c) any prepayment, purchase, repurchase, redemption, defeasance, discharge, retirement or other acquisition of Equity Interests, including any accrued and unpaid dividends thereon or Junior Indebtedness made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the sale of, a substantially concurrent offering of Equity Interests (other than Disqualified Equity Interests) of the Facility Guarantor; (d) repurchases or redemptions of fractional shares upon the exercise of any warrant, option or similar instrument; (e) a Restricted Payment to pay for the prepayment, purchase, repurchase, redemption, defeasance, discharge, retirement or other acquisition of Equity Interests of the Facility Guarantor from any

126 future, present or former employee, director, officer, manager, contractor, consultant or advisor (or their estates, heirs, family members, spouses or former spouses) of the Facility Guarantor or any of its Subsidiaries for aggregate consideration not to exceed $50,000,000; (f) purchases or redemptions of Bonds (i) pursuant to the Tender and Consent, (ii) issued by Historic TW, Inc. (and its predecessors) and outstanding on the First Amendment Effective Date, (iii) in anticipation of an upcoming maturity that is within one year of the making of the applicable purchase or redemption, (iv) in exchange for or from the net cash proceeds of Refinancing Indebtedness and (v) pursuant to other purchases and redemptions so long as the aggregate principal amount of Bonds purchased or redeemed pursuant to this subclause (v) does not exceed $500,000,000; and (g) so long as no Event of Default has occurred and is continuing, Restricted Payments (including loans or advances) in an aggregate amount taken together with all other Restricted Payments made pursuant to this clause (g) not to exceed $250,000,000. 7.08 Burdensome Agreements. Permit any Subsidiary of the Facility Guarantor to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Subsidiary to: (i) (A) pay dividends or make any other distributions to the Facility Guarantor or any of its Subsidiaries on its Equity Interests; or (B) pay any Indebtedness owed to the Facility Guarantor or any of its Subsidiaries; (ii) make loans or advances to the Facility Guarantor or any of its Subsidiaries; (iii) create, incur, assume or suffer to exist Liens on the Collateral of such Person for the benefit of the Lenders with respect to the Obligations; or (iv) sell, lease or transfer any of its properties or assets to the Facility Guarantor or any of its Subsidiaries. However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of: (a) contractual encumbrances or restrictions of the Facility Guarantor or any of its Subsidiaries in effect on the First Amendment Effective Date (including, without limitation, pursuant to this Agreement and the Bridge Loan Agreement); (b) applicable law or any applicable rule, regulation or order; (c) any agreement or other instrument of a Person acquired by or merged, amalgamated or consolidated with or into the Facility Guarantor or any Subsidiary of the Facility Guarantor that was in existence at the time of such acquisition (or at the time it merges with or into the Facility Guarantor or any of its Subsidiaries or assumed in connection with the acquisition of assets from such Person (but, in each case, not created in contemplation thereof)), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired or designated; provided that in connection with a merger, amalgamation or consolidation under this clause (c), if a Person other than the Facility Guarantor or such Subsidiary is the successor company with respect to such merger, amalgamation or consolidation, any agreement or

127 instrument of such Person or any Subsidiary of such Person, shall be deemed acquired or assumed, as the case may be, by the Facility Guarantor or such Subsidiary, as the case may be, at the time of such merger, amalgamation or consolidation; (d) customary encumbrances or restrictions contained in contracts or agreements for the sale of assets applicable to such assets pending consummation of such sale, including customary restrictions with respect to a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of Equity Interests or assets of such Subsidiary; (e) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (f) customary provisions in operating or other similar agreements, asset sale agreements and stock sale agreements entered into in connection with the entering into of such transaction, which limitation is applicable only to the assets that are the subject of those agreements; (g) purchase money Indebtedness and Capital Leases, to the extent such obligations impose restrictions of the nature discussed in clause (iii) or (iv) in the first paragraph of this Section 7.08 on the property so acquired; (h) customary provisions contained in leases, sub-leases, licenses, sublicenses, contracts and other similar agreements entered into in the ordinary course of business to the extent such obligations impose restrictions of the type described in clause (iii) or (iv) in the first paragraph of this Section 7.08 on the property subject to such lease; (i) any encumbrance or restriction effected in connection with a Permitted Securitization Financing that, in the good faith determination of the Facility Guarantor, is necessary or advisable to effect such Permitted Securitization Financing; (j) any encumbrance or restriction contained in other Indebtedness of the Facility Guarantor or any Subsidiary that is incurred subsequent to the First Amendment Effective Date in compliance with Section 7.02, provided that (i) such encumbrances and restrictions contained in any agreement or instrument will not materially affect the Borrower’s ability to make anticipated principal or interest payments under this Agreement (as determined by the Facility Guarantor in good faith) or (ii) such encumbrances and restrictions contained in any agreement or instrument taken as a whole are not materially less favorable to the Lenders than the encumbrances and restrictions contained in this Agreement (as determined by the Facility Guarantor in good faith); (k) any encumbrance or restriction contained in secured Indebtedness permitted to be incurred pursuant to Sections 7.01 and 7.02 to the extent limiting the right of the debtor to dispose of the assets securing such Indebtedness; (l) any encumbrance or restriction arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, (x) detract from the value of the property or assets of the Facility Guarantor or any of its Subsidiaries in any manner material to the Facility Guarantor and its Subsidiaries or (y) materially affect the Borrower’s ability to make future principal or interest payments under this Agreement, in each case, as determined by the Facility Guarantor in good faith; (m) customary provisions in Joint Venture Agreements or arrangements and other similar agreements or arrangements relating solely to the applicable Joint Venture;

128 (n) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (m) above; provided that such encumbrances and restrictions contained in any such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing are, in the good faith judgment of the Facility Guarantor, not materially more restrictive, taken as a whole, than the encumbrances and restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; and (o) any licenses, sublicenses or cross-licenses of intellectual property constituting Liens permitted by Section 7.01. For purposes of determining compliance with this Section 7.08, (i) the priority of any Equity Interests in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock shall not be deemed a restriction on the ability to make distributions on Equity Interests and (ii) the subordination of loans or advances made to the Facility Guarantor or a Subsidiary to other Indebtedness Incurred by the Facility Guarantor or any such Subsidiary shall not be deemed a restriction on the ability to make loans or advances. 7.09 7.07 Sanctions Restrictions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is targeted by Sanctions, except to the extent permitted for an individual or entity required to comply with Sanctions, or in any other manner that will result in a violation by any party to any Loan Document (including any Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions. It is acknowledged and agreed that the representations, covenants and undertakings (as applicable) set out in Sections 5.16, 6.13 and 7.079 are only sought and given with respect to any natural or legal person resident or incorporated in the European Union to the extent permissible pursuant to any provision of Council Regulation (EC) No. 2271/1996 of 22 November 1996 (or any law or regulation implementing such Regulation in any member state of the European Union) as amended, supplemented or other-wise altered from time to time. 7.10 7.08 Anti-Corruption Laws. Use the proceeds of any Credit Extension for any purpose which would result in a material violation of the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions. ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an event of default (each, an “Event of Default”): (a) Non-Payment. Any Borrower fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation, or (ii) within two Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. (i) The Facility Guarantor or the Company fails to perform or observe any term, covenant or agreement contained in any of Section 6.02(a), 6.03(a), 6.035(ca) (solely with respect

129 to WarnerMedia Holdings), 6.11 or Article VII; or (ii) the Facility Guarantor fails to observe any term covenant or agreement contained in Section 7.03; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after notice of such default from the Administrative Agent or any Lender or after any Responsible Officer of the Facility Guarantor obtains actual knowledge thereof; orprovided that any failure to observe or perform any covenant, condition or agreement contained in Section 5.22 that results in the Collateral Agent ceasing to have a perfected first priority security interest in the Collateral to the extent that any such loss of perfection or priority results from the Collateral Agent no longer having control of Collateral or possession of Collateral actually delivered to it and pledged under the Collateral Documents or Uniform Commercial Code amendments relating to a Loan Party’s change of name or jurisdiction of formation (solely to the extent that the Company (or WarnerMedia Holdings on behalf of the Company) provides the Collateral Agent written notice thereof in accordance with the Security Agreement, and the Collateral Agent and the Company (or WarnerMedia Holdings on behalf of the Company) have agreed that the Collateral Agent will file such amendments) or continuation statements not being timely filed shall not constitute a Default or Event of Default for purposes of this Section 8.01(c); or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect in any material respect when made or deemed made; or (e) Cross-Default. (i) The Facility Guarantor, the Company, any other Loan Party or any of their Significant Subsidiaries (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) beyond any applicable grace period in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) equal to or greater than the Threshold Amount, or (B) fails to observe or perform (beyond any applicable grace period) any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided that this clause (B) shall not apply to any of the following: (x) Indebtedness that becomes due as a result of the voluntary sale or transfer of property or assets securing such Indebtedness, if such sale or transfer and the application of the proceeds thereof is permitted hereunder and under the documents providing for such Indebtedness; (y) the mandatory prepayment of any bridge financing made with the proceeds of permanent financing or the proceeds of asset sales or equity issuances; or (z) any event, so long as such event does not otherwise cause a Default or Event of Default under any Loan Documents, requiring the repurchase, repayment or redemption (automatically or otherwise) or an offer to repurchase, prepay or redeem any Indebtedness, or the delivery of any notice with respect thereto, solely as a result of the Company’s or any of its Significant Subsidiaries’ failure to consummate a merger or other acquisition contemplated to be funded in whole or in part with the proceeds of such Indebtedness; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Facility Guarantor, the Company, any other Loan Party or any of their

130 Significant Subsidiaries is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Facility Guarantor, the Company, any other Loan Party or any of their Significant Subsidiaries is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Facility Guarantor, the Company, any other Loan Party or any of their Significant Subsidiaries as a result thereof is equal to or greater than the Threshold Amount, and in the case of any Early Termination Date resulting from such a Termination Event, such Early Termination Date is not rescinded or such Swap Termination Value is not paid within 5 Business Days following such Early Termination Date; or (f) Insolvency Proceedings, Etc. The Facility Guarantor, the Company, any other Loan Party or any of their Significant Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, judicial manager or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, judicial manager or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) The Facility Guarantor, the Company, any other Loan Party or any of their Significant Subsidiaries becomes unable or admits in writing its inability or fails generally to pay its debts as they become due or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or (h) Judgments. There is entered against the Facility Guarantor, the Company, any other Loan Party or any of their Significant Subsidiaries one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) and (i) enforcement proceedings to attach or levy upon any material assets of the Facility Guarantor, the Company or any of itstheir Subsidiaries are commenced by any creditor upon such judgment or order, or (ii) there is a period of 230 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect, or such judgment is not satisfied, vacated or discharged; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Facility Guarantor under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Facility Guarantor or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Loan Documents. Any provision of any Loan Document that is material (in the determination of the Required Lenders), at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations (other than contingent indemnification obligations as to which no claim has been asserted), ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document (other than contingent indemnification obligations as to which no

131 claim has been asserted); or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or (k) Loss of Collateral. Any Lien purported to be created under any Collateral Document shall cease to be a valid and perfected Lien, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under this Agreement or (ii) as a result of UCC continuation statements not being filed or the Collateral Agent ceasing to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Documents; or (l) (k) Change of Control. There occurs any Change of Control. 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers to the maximum extent permitted by applicable law; (c) require that the Company Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and (d) exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies available to it, the Lenders and the L/C Issuers under the Loan Documents; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Company to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.16 and 2.17, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers

132 (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuers) and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the Administrative Agent for the account of each L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Company pursuant to Sections 2.03 and 2.16; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Company or as otherwise required by Law. Subject to Sections 2.03(c) and 2.16, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. It is understood and agreed by each Loan Party and each Secured Party that the Administrative Agent and Collateral Agent shall have no liability for any determinations made by it in this Section 8.03, in each case except to the extent resulting from the gross negligence, bad faith or willful misconduct of the Administrative Agent or the Collateral Agent, as applicable (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Loan Party and each Secured Party also agrees that the Administrative Agent and the Collateral Agent may (but shall not be required to), at any time and in its sole discretion, and with no liability resulting therefrom, petition a court of competent jurisdiction regarding any application of Collateral in accordance with the requirements hereof, and the Administrative Agent and the Collateral Agent shall be entitled to wait for, and may conclusively rely on, any such determination. ARTICLE IX. ADMINISTRATIVE AGENT 9.01 Appointment and Authority. (a) Each of the Lenders and each L/C Issuer hereby irrevocably appoints Bank of Americathe entity named as Administrative Agent and the entity named as Collateral Agent in the heading of this Agreement and their respective successors and assigns, to act on its behalf as the Aadministrative Aagent and collateral agent, as applicable, hereunder and under the other Loan Documents and authorizes the Administrative Agent and the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent and/or the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and no Loan Party shall have rights as a third party beneficiary of any of such provisions. Each reference to the “Administrative Agent” in this Article 9 shall be deemed to include the Collateral Agent where applicable.

133 It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) Each of the Lenders (including in its capacities as a Lender and a L/C Issuer (if applicable)) hereby irrevocably appoints and authorizes the Collateral Agent to act as the agent of (and to hold any security interest, charge or other Lien created by the Collateral Documents for and on behalf of or in trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent (and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.03, as though such co-agents, sub-agents and attorneys-in-fact were the Collateral Agent under the Loan Documents) and Section 11.04 as if set forth in full herein with respect thereto and all references to Administrative Agent in this Article IX shall, where applicable, be read as including a reference to the Collateral Agent. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize each of the Administrative Agent and the Collateral Agent to execute any and all documents (including releases and similar documents) with respect to the Collateral and the rights of the Secured Parties with respect thereto (including any intercreditor agreement), as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders (including in its capacities as a Lender and a L/C Issuer (if applicable)). 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender,” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Facility Guarantor or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, each of the Administrative Agent, each other Agent and each Arranger, as applicable, and its Related Parties: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may

134 be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any of its Affiliates that is communicated to, obtained or in the possession of, the Administrative Agent, any other Agent, any Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein; (d) shall not be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or in the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by a Loan Party, a Lender or an L/C Issuer; and (e) shall not be responsible for or have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or, (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. or (vi) the creation, perfection or priority of Liens on the Collateral; and 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related

135 Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non- appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which (i) shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, (ii) shall be a Lender or an Affiliate of a Lender and (iii) shall have accepted such appointment. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, in consultation with the Company, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(h) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable) and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and

136 their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and Swing Line Lender. If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of a L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans (with respect to Swing Line Loans denominated in Dollars), Alternative Currency Term Rate Loans (with respect to Swing Line Loans denominated in Euros) or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans (with respect to Swing Line Loans denominated in Dollars), Alternative Currency Term Rate Loans (with respect to Swing Line Loans denominated in Euros) or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment by the Company of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. 9.07 Non-Reliance on the Administrative Agent, the Agents, the Arrangers and the Other Lenders. Each Lender and each L/C Issuer expressly acknowledges that none of the Administrative Agent nor any Arranger has made any representation or warranty to it, and that no act by the Administrative Agent, any other Agent or any Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent, any other Agent or any Arranger to any Lender or any L/C Issuer as to any matter, including whether the Administrative Agent, any other Agent or any Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender and the L/C Issuer represents to the Administrative Agent, the other Agents and the Arrangers that it has, independently and without reliance upon the Administrative Agent, the other Agents, the Arrangers, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and each L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be

137 applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and each L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and each L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers, Co-Syndication Agents or Co-Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder, but all such persons shall have the benefit of the provisions set out in Section 11.04. 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 11.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, judicial manager, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding. 9.10 Collateral and Guaranty Matters. ; Intercreditor Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 11.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured

138 Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Collateral Agent and/or the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. (b) The Lenders and the L/C Issuers irrevocably authorize the Administrative Agent to accept Liens granted toand the Collateral Agent, and the Administrative Agent for the benefit of the Lender Parties pursuant to Section 7.01(m) or otherwise, and, at its option and in its discretion,and the Collateral Agent shall, to the extent requested by the Company (or as otherwise specified below) or, solely in the case of clause (iv) below, to the extent provided for under this Agreement, (i) (a) to release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuers shall have been made), (ii) that is sold or to be soldotherwise transferred to a Person that is not a Loan Party as part of or in connection with any sale or other transaction permitted hereunder or under any other Loan Document, or (iii) subject to Section 11.0111.01, if approved, authorized or ratified in writing by the Required Lenders;, (iv) that constitutes Excluded Property as a result of an occurrence not prohibited hereunder or (v) owned by a Subsidiary Guarantor upon release of such Subsidiary Guarantor from its obligations under its Guaranty pursuant to clause (iii) below; (ii) (b) to subordinate any Lien as may hereafter be granted on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(k)7.01(d), (e), (f), (g), (h), (i), (k), (n), (p), (q), (s), (t), (v), (w), (y), or (bb); and (c) to release any Subsidiary Guarantor (but not the Facility Guarantor) from its obligations under the Guaranty if: (i) the circumstances causing the Company to cause such Subsidiary to become a Subsidiary Guarantor pursuant to Section 6.15 no longer exist (including, for the avoidance of doubt, such Subsidiary Guarantor no longer being a Material Subsidiary of the Facility Guarantor) (or, substantially concurrently with the release of such Subsidiary Guarantor or if as a result of the release of such Subsidiary Guarantor, will no longer exist) (it being understood that a release subject to contingent reinstatement is still a release, and that if any such Guarantee is so reinstated, such Subsidiary Guarantee shall also be reinstated to the extent that such Subsidiary Guarantor would then be required to provide a Subsidiary Guarantee pursuant to Section 6.15); (iii) (ii) if suchto release any Subsidiary Guarantor ceases (or, substantially concurrently with the release of such from its obligations under the Guaranty if such Person ceases to be a Subsidiary or otherwise becomes an Excluded Subsidiary as a result of a transaction or designation permitted hereunder or such Guaranty: provided that no Subsidiary Guarantor, will cease) to bebe released solely because of any transaction that causes it to cease to be a wholly- owned Subsidiary of the Company unless it either ceases to be (x) a Subsidiary of the Company in accordance with the terms hereof;connection with such transaction or (y) a wholly-owned Subsidiary of the Company pursuant to a bona fide transaction undertaken with a Person who is not an Affiliate and consummated not with the primary purpose of releasing such guaranty; and

139 (iv) establish intercreditor arrangements as contemplated by this Agreement, including the Pari Passu Intercreditor Agreement. (iii) upon the merger or consolidation of such Subsidiary Guarantor with and into the Company or another Guarantor that is the surviving Person in such merger or consolidation, or upon the liquidation of such Subsidiary Guarantor following the transfer of all of its assets to the Company or another Guarantor; (iv) upon the merger or consolidation of such Subsidiary Guarantor with and into another Subsidiary of the Facility Guarantor that is not the Company or a Guarantor with such other Subsidiary being the surviving Person in such merger or consolidation, or upon liquidation of such Subsidiary Guarantor following the transfer of all of its assets to a Subsidiary that is not a Subsidiary Guarantor; (v) upon payment in full of the aggregate principal amount of all Loans and guaranteed Obligations then due and owing; or (vi) without limiting the provisions above, (A) in the case of Scripps, if Scripps is a Subsidiary of the Company (without giving effect to Section 1.02(f)), if substantially concurrently with the release of such Subsidiary Guarantor or as a result thereof Scripps will become a Subsidiary of the Company (without giving effect to Section 1.02(f)) and (B) in the case of WarnerMedia Holdings, if (x) WarnerMedia Holdings is a Subsidiary of the Company (without giving effect to Section 1.02(f)) and (y) WarnerMedia Holdings does not have outstanding Indebtedness for borrowed money issued by it in excess of the Threshold Amount, if substantially concurrently with the release of such Subsidiary Guarantor or as a result thereof such conditions in the foregoing clauses (B)(x) and (B)(y) will be satisfied. Upon any such occurrence specified in this Section 9.10(c), the Administrative Agent shall execute any documents reasonably requested by the Company in order to evidence such release, discharge and termination in respect of the applicable Guarantee. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.9.10. In each case as specified in this Section 9.10, the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. Additionally, upon reasonable request of the Company, the Administrative Agent will return possessory Collateral held by it that is released from the security interests created by the Collateral Documents pursuant to this Section 9.10; provided that in each case of this Section 9.10, the Company shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Company certifying that any such transaction has been consummated in compliance with this Agreement and the other Loan Documents and that such release is permitted hereby. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral.

140 (c) The Administrative Agent and the Collateral Agent are authorized and directed by the Lenders and the other Secured Parties to, to the extent required or permitted by the terms of the Loan Documents, (i) enter into the Pari Passu Intercreditor Agreement and any other intercreditor agreement contemplated by this Agreement, (ii) enter into any Collateral Document, or (iii) make or consent to any filings or take any other actions in connection therewith (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements in connection with the incurrence by any Loan Party of any Indebtedness of such Loan Party that is permitted to be secured pursuant to Sections 7.01 and 7.02 of this Agreement, in order to permit such Indebtedness to be secured by a valid, perfected lien on the Collateral (with such priority as may be designated by such Loan Party, to the extent such priority is permitted by the Loan Documents)), and the parties hereto acknowledge that any intercreditor agreement (including the Pari Passu Intercreditor Agreement), Collateral Document, consent, filing or other action will be binding upon them. Each Lender and each other Secured Party (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of any intercreditor agreement (including the Pari Passu Intercreditor Agreement) (if entered into) and (b) hereby authorizes and instructs the Administrative Agent and the Collateral Agent to enter into any intercreditor agreement contemplated by this Agreement (including the Pari Passu Intercreditor Agreement) or Collateral Document (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, such agreements) in connection with the incurrence by any Loan Party of any Indebtedness of such Loan Party that is required or permitted to be secured on a pari passu or junior basis with the Liens securing the Obligations pursuant to Sections 7.01 and 7.02 of this Agreement, in order to permit such Indebtedness to be secured by a valid, perfected lien on the Collateral (with such priority as may be designated by such Loan Party, to the extent such priority is permitted by the Loan Documents), and to subject the Liens on the Collateral securing the Obligations to the provisions thereof. 9.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in,

141 administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that none of the Administrative Agent or the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.12 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Party, whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demandpromptly but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing) the Rescindable Amount received by such Lender Party in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Party promptly upon determining that any payment made to such Lender Party comprised, in whole or in part, a Rescindable Amount. 9.13 Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall

142 be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 11.01 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. ARTICLE X. CONTINUING GUARANTY 10.01 Guaranty. The Facility Guarantor, Scripps, WarnerMedia Holdings and each other Material Subsidiary of the Facility Guarantor that becomes a guarantor hereunder as a result of Section 6.15 (each such entity that is or becomes a guarantor hereunder (other than the Facility Guarantor and the Designated Borrowers’ Guarantor), a “Subsidiary Guarantor” and, together with the Facility Guarantor and the Designated Borrowers’ Guarantor, the “Guarantors” and each a “Guarantor”) hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Borrowers to the Lender Parties, arising hereunder or under any other Loan Document (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Lender Parties in connection with the collection or enforcement thereof). The

143 Company (in such role, the “Designated Borrowers’ Guarantor”) hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Designated Borrowers to the Lender Parties, arising hereunder or under any other Loan Document (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Lender Parties in connection with the collection or enforcement thereof, the “Designated Borrowers’ Obligations”, which are part of and not in addition to the “Obligations” and each reference to “Obligations” in this Article X shall refer to all Obligations in respect of the Facility Guarantor and the Designated Borrowers’ Obligations in respect of the Designated Borrowers’ Guarantor). Without limiting the generality of the foregoing, the Obligations shall to the maximum extent permitted by applicable law include any such indebtedness, obligations and liabilities, or portion thereof, which may be or hereafter become unenforceable or compromised or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any Loan Party under any Debtor Relief Laws. The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the applicable Guarantor, and conclusive for the purpose of establishing the amount of the Obligations absent manifest error. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty (other than full payment and performance), and each Guarantor hereby irrevocably waives to the maximum extent permitted by applicable law any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 10.02 Rights of Lenders. Each Guarantor consents and agrees to the maximum extent permitted by applicable law that the Lender Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, the L/C Issuers and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor. 10.03 Certain Waivers. Each Guarantor waives to the maximum extent permitted by the applicable law (a) any defense arising by reason of any disability or other defense of any Borrower or any other guarantors, or the cessation from any cause whatsoever (including any act or omission of any Lender Party) of the liability of any Borrower; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of any Borrower; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to proceed against any Borrower, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Lender Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Lender Party; (f) any defense arising from any law or regulation of any jurisdiction or any other event affecting any term of an obligation of such Guarantor; and (g) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties (other than full payment and performance). Each Guarantor

144 expressly waives to the maximum extent permitted by applicable law all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations. As provided below, this Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. 10.04 Obligations Independent; Limitation on Guarantees. (a) The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor, and a separate action may be brought against any Guarantor or the Guarantors to enforce this Guaranty whether or not the Company, any Designated Borrower, or any other person or entity is joined as a party. (b) Notwithstanding any other provisions of this Agreement, the obligations of each Guarantor under its Guarantee shall be limited under the relevant laws applicable to such Guarantor and the granting of such Guarantees (including laws relating to corporate benefit, capital preservation, financial assistance, fraudulent conveyances and transfers, voidable preferences, or transactions under value) to the maximum amount payable such that such Guarantees shall not constitute a fraudulent conveyance, fraudulent transfer, voidable preference, a transaction under value or unlawful financial assistance or otherwise, or under similar laws affecting the rights of creditors generally, cause the Guarantor to be insolvent under relevant law or such Guarantee to be void, unenforceable or ultra vires or cause the directors and officers of such Guarantor to be held in breach of applicable corporate or commercial law providing for such Guarantee. The obligations of each Guarantor will be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including but not limited to any Guarantee by it of other indebtedness), and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Agreement, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under applicable law, or being void or unenforceable under any law relating to insolvency of debtors. 10.05 Subrogation. Each Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Obligations and any other amounts payable under this Guaranty have been indefeasibly paid and performed in full (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made) and the Commitments are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lender Parties and shall forthwith be paid to the Lender Parties to reduce the amount of the Obligations, whether matured or unmatured. 10.06 Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until all Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made) and the Commitments are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Borrower or any Guarantor is made, or any of the Lender Parties exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Lender Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise,

145 all as if such payment had not been made or such setoff had not occurred and whether or not the Lender Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty. 10.07 Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of any Borrower owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of any Borrower to such Guarantor as subrogee of the Lender Parties or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Obligations. If the Lender Parties so request after the occurrence and during the continuance of an Event of Default, any such obligation or indebtedness of any Borrower to the applicable Guarantor shall be enforced and performance received by such Guarantor as trustee for the Lender Parties and the proceeds thereof shall be paid over to the Lender Parties on account of the Obligations, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty. 10.08 Stay of Acceleration. If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against any Guarantor or the Company under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by such Guarantor immediately upon demand by the Lender Parties. 10.09 Condition of Borrowers. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from each applicable Borrower and any other guarantor such information concerning the financial condition, business and operations of such Borrower and any such other guarantor as such Guarantor requires, and that none of the Lender Parties has any duty, and such Guarantor is not relying on the Lender Parties at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of any Borrower or any other guarantor (such Guarantor waiving any duty on the part of the Lender Parties to disclose such information and any defense relating to the failure to provide the same). ARTICLE XI. MISCELLANEOUS 11.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the applicable Loan Party and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) waive any condition set forth in Section 4.01 without the written consent of each Lender; (b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender; (c) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Aggregate Commitments hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; (d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 11.01) any fees or other amounts

146 payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of any Borrower to pay interest or Letter of Credit Fees at the Default Rate, in respect of any payments to the Lenders; (e) change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; (f) amend Section 1.06 or the definition of “Alternative Currency” without the written consent of each Lender; (g) amend Section 2.14 in a manner that would alter how a Designated Borrower is designated and/or permitted to receive Loans hereunder without the written consent of each Lender; (h) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender; or (i) release either the Facility Guarantor or, the Designated Borrowers’ Guarantor or any Subsidiary Guarantors that collectively provide all or substantially all of the value of the Guaranty from the Guaranty without the written consent of each Lender; (j) release all or substantially all the value of the Collateral from the Liens and security interests granted pursuant to the Collateral Documents (except as provided in Section 9.10 or in the Security Agreement), without the written consent of each Lender; or (k) contractually subordinate (A) the Liens in favor of the Collateral Agent on all or substantially all of the Collateral securing the Obligations or (B) the Obligations in right of payment, in each case under this clause (k), in respect of any other Indebtedness for borrowed money (any such other Indebtedness for borrowed money to which such Liens or Obligations, as applicable, are subordinated, “Senior Indebtedness”), in each case, unless each directly and adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the amount of Secured Obligations that are adversely affected thereby held by each Lender and each other holder of Secured Obligations and calculated immediately prior to any applicable amendment or incurrence of Senior Indebtedness) of the Senior Indebtedness on the same terms (other than bona fide backstop fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction; such fees and expenses, “Ancillary Fees”) as offered to all other providers (or their Affiliates) of the Senior Indebtedness and to the extent such directly and adversely affected Lender decides to participate in the Senior Indebtedness, receive its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the Senior Indebtedness afforded to the providers of the Senior Indebtedness (or any of their Affiliates) in connection with providing the Senior Indebtedness pursuant to a written offer made to each such adversely affected Lender describing the material terms of the arrangements pursuant to which the Senior Indebtedness is to be provided, which offer shall remain open to each adversely affected Lender for a period of not less than five Business Days provided, however, in no event shall this clause (k) restrict any such amendment, supplement, waiver or other modification that is expressly permitted by this Agreement, the Collateral Documents or the Pari Passu Intercreditor Agreement, including pursuant to Section 9.10, in each case as of the First Amendment Effective Date; and, provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to the Lenders required above, affect the rights or duties of such L/C Issuer

147 under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the applicable Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the applicable Swing Line Lender under this Agreement, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document and (iv) each Fee Letter and any other fee letter relating hereto may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding any provision herein to the contrary, (i) if the Administrative Agent and the Company acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Company shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement if the same is not objected to in writing by any L/C Issuer (solely to the extent such amendment affects the rights or duties of such L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it) or the Required Lenders to the Administrative Agent within five Business Days following receipt of notice thereof, and (ii) each Lender and L/C Issuer hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender or L/C Issuer (but with the consent of the Company and the Administrative Agent), to amend and/or restate this Agreement and the other Loan Documents if, upon giving effect to such amendment and/or restatement, such Lender or L/C Issuer shall no longer be a party to this Agreement (as so amended and/or restated), (A) the Commitments of such Lender shall have terminated, (B) such Lender or L/C Issuer shall have no other commitment or other obligation hereunder and (C) such Lender or L/C Issuer shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents. Notwithstanding any provision herein to the contrary, the Collateral Documents may be amended or otherwise modified in accordance with the terms of the Security Agreement. 11.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier, facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Company or any other Loan Party, the Administrative Agent, the L/C Issuers or the Swing Line Lender, to the address, telecopier or facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and

148 (ii) if to any other Lender, to the address, telecopier or facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Facility Guarantor or the Company). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier or facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swing Line Lender, the L/C Issuers or the Company may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE LOAN PARTY MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE LOAN PARTY MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE LOAN PARTY MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Company’s, any Loan Party’s or the Administrative Agent’s transmission of Loan Party Materials or notices through the platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party;

149 provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Company, the Facility Guarantor, any other Loan Party, the Administrative Agent, the L/C Issuers and the Swing Line Lender may change its address, telecopier, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier, facsimile or telephone number for notices and other communications hereunder by notice to the Company, the Administrative Agent, the L/C Issuers and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier or facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Loan Party Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Loan Party or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic notices, Committed Loan Notices, Letter of Credit Applications and Swing Line Loan Notices) purportedly given by or on behalf of a Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Loan Party shall indemnify the Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and all the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) each L/C Issuer or Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in

150 accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Company shall pay (i) all reasonable, documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable, documented out-of-pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or any L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any L/C Issuer, but limited to one firm of counsel for the Administrative Agent, the Lenders and the L/C Issuers and, if necessary, one firm of local counsel in each appropriate jurisdiction, in each case for the Administrative Agent, the Lenders and the L/C Issuers (and, in the case of an actual or perceived conflict of interest where the Person affected by such conflict informs the Company of such conflict and thereafter, retains its own counsel, of another firm of counsel for such affected Person), except allocated costs of in- house counsel), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or any L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by Loan Parties. Each Loan Party shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of one primary counsel to the Indemnitees (taken as a whole), and, if reasonably necessary, one additional specialty counsel in any relevant material specialty and one additional local counsel in any relevant material jurisdiction, and in the case of an actual or perceived conflict of interest of any such counsel, one additional such primary, local or specialty counsel to each group of affected Indemnitees similarly situated and taken as a whole), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Company or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the applicable L/C Issuer to honor a demand for payment under a Letter of Credit if the documents

151 presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Facility Guarantor or any of its Subsidiaries, or any Environmental Liability related in any way to the Facility Guarantor or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and whether at law or in equity, whether brought by a third party or by the Facility Guarantor, the Company, or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any Related Party of such Indemnitee, (y) result from a claim brought by the Facility Guarantor, the Company, or any other Loan Party against an Indemnitee or any Related Party of such Indemnitee for material breach of such Indemnitee’s or Related Party’s obligations hereunder or under any other Loan Document, if the Facility Guarantor, the Company, or such other Loan Party, as the case may be, has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (z) result from disputes solely between or among Indemnitees (other than any claims against any Indemnitee in its capacity as the Administrative Agent, an Arranger, an L/C Issuer or the Swing Line Lender or any similar role under this Agreement or any other Loan Documents or any of their Subsidiaries or Affiliates (in each case, acting in its capacity as such)) and not arising out of or involving any act or omission of the Borrowers or any of their Subsidiaries or Affiliates (including their officers, directors, employees or controlling Persons). Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, or liabilities arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Company or the Facility Guarantor for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the applicable L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided further that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the applicable L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the applicable L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. In addition to (and not as a part of) the indemnification obligations set forth in Section 11.04(b), (i) to the fullest extent permitted by applicable law, no Loan Party shall assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, and none of the Administrative Agent (and any sub-agent thereof), any other Agent, any Lender or any Related Party of any of the foregoing Persons shall assert, and hereby waives and acknowledges that no other Person shall have any claim against any Loan Party on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof and (ii) none of the Administrative Agent (and any sub-agent

152 thereof), any Arranger, any Lender, any L/C Issuer or any Related Party of any of the foregoing Persons (each such Person being called a “Lender Related Person”) referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Lender Related Person through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction; provided that the foregoing shall in no event limit the Company’s indemnification obligations under subsection (b) above. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor. (f) Survival. The agreements in this Section and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, any L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 11.05 Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrativethe Collateral Agent, any other Agent, any L/C Issuer or any Lender, or the Administrative Agent, the Collateral Agent, any other Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Collateral Agent, any other Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent, the Collateral Agent and such other Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, the Collateral Agent and such other Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Company nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent,

153 the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (a) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (b) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignment) that equal at least the amount specified in subsection (b)(i)(B) of this Section in the aggregate and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of any Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is

154 to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto in writing (including email) to the Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; (C) the consent of each L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Committed Loans and Commitments that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and (D) the consent of each Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Loans and Commitments. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Facility Guarantor or any of the Facility Guarantor’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or to a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, any L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee

155 of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers (and such agency being non-fiduciary and solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower, the Administrative Agent, any L/C Issuer or the Swing Line Lender, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, a Defaulting Lender or the Facility Guarantor or any of the Facility Guarantor’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. The Company agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05

156 (subject to the obligations and limitations therein) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation); provided that (A) such Participant agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) no Loan Party shall be obligated to make any greater payment under Sections 3.01 or 3.04 than it would have been obligated to make in the absence of any participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting for itself and solely for this purpose as a non-fiduciary agent of the Company, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as L/C Issuer after Assignment. Notwithstanding anything to the contrary contained herein, if at any time any L/C Issuer assigns all of its Commitment and Committed Loans pursuant to subsection (b) above, such L/C Issuer may, upon 30 days’ notice to the Company and the Lenders, resign as an L/C Issuer. In the event of any such resignation as an L/C Issuer, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer hereunder; provided, however, that (x) no failure by the Company to appoint any such successor shall affect the resignation of any L/C Issuer and (y) no such appointment shall be effective without the consent of the appointed L/C Issuer, as the case may be. If any L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit issued by it outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). Upon the appointment of a successor L/C Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. No resignation by any L/C Issuer shall impact or affect the rights, duties and obligations of any other L/C Issuer hereunder.

157 (g) Resignation as Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, upon 30 days’ notice to the Company, resign as Swing Line Lender. In the event of any such resignation as Swing Line Lender, the Company shall be entitled to appoint from among the Lenders a successor Swing Line Lender hereunder; provided, however, that (x) no failure by the Company to appoint any such successor shall affect the resignation of Bank of America as Swing Line Lender, as the case may be and (y) no such appointment shall be effective without the consent of the appointed Swing Line Lender, as the case may be. If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor Swing Line Lender, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swing Line Lender, as the case may be. 11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Collateral Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information, and shall have agreed to keep such Information confidential or shall otherwise have a duty of confidentiality to the Borrowers), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.15(c) or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any of the Borrowers and their obligations, this Agreement or payments hereunder, (g) on a confidential basis to, upon the request of, (i) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the prior written consent of the Company, (i) on a confidential basis to any credit insurance provider relating to the Borrowers and their obligations, or (j) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Facility Guarantor, the Company or any of their Subsidiaries and that is not in breach of a confidentiality obligation to the Facility Guarantor or to the Company or any of their Subsidiaries, to the extent that such Lender has knowledge of such confidentiality obligation. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the other Agents, the Arrangers and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments, but only to the extent consistent with information that has previously been publicly disclosed by the Facility Guarantor. For purposes of this Section, “Information” means all information received from the Facility Guarantor or any Subsidiary relating to the Facility Guarantor or any Subsidiary or any of their respective

158 businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Facility Guarantor or any Subsidiary (from a source other than the Facility Guarantor or any Subsidiary and that is not in breach of a confidentiality obligation to the Facility Guarantor or any Subsidiary), provided that, in the case of information received from the Facility Guarantor or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised reasonable care or the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Collateral Agent, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the Facility Guarantor or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. If any Loan Party provides the Lender Parties with personal data of any individual as required by or pursuant to the Loan Documents, that Loan Party represents and warrants to the Lender Parties that it has, to the extent required by law, (a) notified the relevant individual of the purposes for which data will be collected, processed, used or disclosed, and (b) obtained such individual’s consent for, and hereby consents on behalf of such individual to, the collection, processing, use and disclosure of his/her personal data by the Lender Parties, in each case, in accordance with or for the purposes of the Loan Documents. Each Loan Party agrees and undertakes to notify the Administrative Agent promptly upon its becoming aware of the withdrawal by the relevant individual of his/her consent to the collection, processing, use and/or disclosure by any Lender Party of any personal data provided by that Loan Party to any Lender Party. Any consent given pursuant to this Agreement in relation to personal data shall, subject to all applicable laws and regulations, survive death, incapacity, bankruptcy or insolvency of any such individual and the termination or expiration of this Agreement. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory or self-regulatory authority without any notification to any person. 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of the Company or any other Loan Party against any and all of the obligations of the Company or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Company or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of

159 setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Notwithstanding anything to the contrary contained herein, each Lender, each L/C Issuer and their respective Affiliates shall have no right to set off and apply any deposits held or other obligations owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of any Foreign Obligor against any of the obligations of any Loan Party which is not a Foreign Obligor. Each Lender and each L/C Issuer agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Integration; Effectiveness. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied (other than unasserted indemnification, tax gross up, expense reimbursement or, yield protection or other contingent indemnification obligations, in each case, for which no claim has been made) or any Letter of Credit shall remain outstanding. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating

160 to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuers or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 11.13 Replacement of Lenders. If the Company is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Company shall have paid (or caused a Designated Borrower to pay) to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b); (b) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company or applicable Designated Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; and (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. Notwithstanding the foregoing, in connection with any replacement of a Lender under this Section 11.13, if a Lender that is being replaced pursuant to the provisions of Section 3.06, or is a Defaulting Lender or a Non-Consenting Lender, as applicable, that was provided notice as set forth in the previous paragraph does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Assumption and/or such other documentation and (b) the date as of which all obligations of the Borrowers owing to such Lender that is being replaced pursuant to the provisions of Section 3.06, of that is a Defaulting Lender or a Non- Consenting Lender, as applicable, relating to the Loans so assigned shall be paid in full to such Lender, then such Lender that is being replaced pursuant to the provisions of Section 3.06, of is a Defaulting Lender or a Non-Consenting Lender, as applicable, shall be deemed to have executed and delivered such Assignment and Assumption and/or such other documentation as of such date, and the Administrative Agent shall record such assignment in the Register. 11.14 Governing Law; Jurisdiction; Etc.

161 (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER, ANY L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN, OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FEDERAL COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH NEW YORK STATE COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, EACH OF THE PARTIES AGREES THAT (I) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (II) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), NOTHING HEREIN SHALL PREVENT SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 11.14(B) WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING. (c) WAIVER OF VENUE. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO

162 SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. WITHOUT LIMITING THE FOREGOING, EACH DESIGNATED BORROWER HEREBY IRREVOCABLY APPOINTS THE COMPANY AS ITS AUTHORIZED AGENT WITH ALL POWERS NECESSARY TO RECEIVE ON ITS BEHALF SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS IN ANY OF SUCH COURTS IN AND OF THE STATE OF NEW YORK. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO A DESIGNATED BORROWER IN CARE OF THE COMPANY AT ITS ADDRESS FOR NOTICES PROVIDED FOR IN SECTION 11.02, AND EACH DESIGNATED BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE COMPANY TO ACCEPT SUCH SERVICE ON ITS BEHALF AND AGREES THAT THE FAILURE OF THE COMPANY TO GIVE ANY NOTICE OF ANY SUCH SERVICE TO SUCH DESIGNATED BORROWER SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON. THE COMPANY HEREBY IRREVOCABLY ACCEPTS SUCH APPOINTMENT AS PROCESS AGENT. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER AT LAW OR IN EQUITY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Company and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the other Agents, the Lenders and the Arrangers, are arm’s-length commercial transactions between each Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the other Agents, the Lenders and the Arrangers, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A), the Administrative Agent, each other Agent, each Lender and each Arranger each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party or any of its respective Affiliates or any other Person and (B) neither the Administrative Agent nor any other Agent nor any Lender nor any Arranger has any obligation to any Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each other Agent, each Lender and each Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any other Agent nor any Lender nor any Arranger has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. To the fullest extent permitted by law, the Guarantor, the Company, and each other Loan Party, each hereby waives

163 and releases any claims that it may have against the Administrative Agent, the other Agents, the Lenders and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Each Guarantor, Borrower, and other Loan Party agree that it will not claim that the Administrative Agent, the other Agents, the Lenders or the Arrangers have rendered advisory services of any nature or respect or owe a fiduciary or similar duty to any Guarantor, Borrower, or other Loan Party, in connection with such transactions or the process leading thereto. 11.17 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, L/C Issuer nor Swing Line Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer and/or Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Party without further verification and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. Neither the Administrative Agent, L/C Issuer nor Swing Line Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, L/C Issuer’s or Swing Line Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, L/C Issuer and Swing Line Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). EACH OF THE LOAN PARTIES AND EACH LENDER PARTY HEREBY WAIVES (I) ANY ARGUMENT, DEFENSE OR RIGHT TO CONTEST THE LEGAL EFFECT, VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT BASED SOLELY ON THE LACK OF PAPER original COPIES OF THIS AGREEMENT, SUCH OTHER LOAN

164 DOCUMENT, AND (II) WAIVES ANY CLAIM AGAINST THE ADMINISTRATIVE AGENT, EACH LENDER PARTY AND EACH RELATED PARTY FOR ANY LIABILITIES ARISING SOLELY FROM THE ADMINISTRATIVE AGENT’S AND/OR ANY LENDER PARTY’S RELIANCE ON OR USE OF ELECTRONIC SIGNATURES, INCLUDING ANY LIABILITIES ARISING AS A RESULT OF THE FAILURE OF THE LOAN PARTIES TO USE ANY AVAILABLE SECURITY MEASURES IN CONNECTION WITH THE EXECUTION, DELIVERY OR TRANSMISSION OF ANY ELECTRONIC SIGNATURE. 11.18 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Act. Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti- money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation. 11.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower and each Guarantor in respect of any such sum due from it to any Lender Party hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Lender Party of any sum adjudged to be so due in the Judgment Currency, such Lender Party may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to any Lender Party from a Loan Party in the Agreement Currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender Party against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to any Lender Party in such currency, such Lender Party agrees to return the amount of any excess to the Company (or to any other Person who may be entitled thereto under applicable law). 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write- down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability;

165 (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 11.21 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. 11.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is

166 defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signature pages followintentionally removed.]